FAUSTO RICO ALVAREZ
                           JOSE ANTONIO MANZANERO E.
                      Associated Notaries Numbers 6 and 138
                            Mexico, Federal District

(A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public. Notary Number 138.
Mexico, Federal District)

FAUSTO RICO ALVAREZ, entitled to the Notary Public number six of the Federal District, spread upon the record, that:

THE SALES PURCHASE AGREEMENT WITH DOMAIN RESERVATION SUBJECT TO A SUSPENSIVE CONDITION regarding (i) NINETY FOUR MILLION THREE HUNDRED AND NINETY TWO THOUSAND SIX HUNDRED AND NINETY ONE SHARES, representing NINETY FOUR POINT THREE NINE TWO SIX NINE ONE PERCENT OF THE CAPITAL STOCK ENTITLED TO VOTE IN "GRUPO SYR", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, hereinafter referred to as GS&R, and
(ii) THE RIGHTS OF CREDIT DERIVED FROM BANK LIABILITIES IN CHARGE OF THE SUBSIDIARY COMPANY OF GS&R named "SALINAS Y ROCHA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, hereinafter referred to as S&R that execute with the character of Sellers, as may correspond to each one of them, "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, FIDUCIARY DIVISION hereinafter referred to as BBV and/or the Fiduciary, in its character of Fiduciary Institution in the Irrevocable Trust number F diagonal FIFTY FIVE THOUSAND SEVENTY dash ONE, hereinafter referred to as Trust, represented by Messrs. Fausto Vega Jaramillo and Raul Vazquez Alcantara, "BANCO SANTANDER MEXICANO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER MEXICANO (before "BANCO MEXICANO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO INVERMEXICO), hereinafter referred to as Santander; "BANCA SERFIN", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SERFIN, hereinafter referred to as Serfin; "CITIBANK MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, ABACO GRUPO FINANCIERO), hereinafter referred to as Citibank and "BANCOMER", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO, hereinafter referred to as Bancomer and as a whole, jointly with Santander, Serfin and Citibank, (hereinafter referred to as the Syndicate of Banks), all of them represented by BBV, in its character of attorney of the Syndicate of Banks, and BBV, acting as Fiduciary in the Trust hereinafter jointly referred to as Sellers) and GRUPO ELEKTRA, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, hereinafter referred to as the Purchaser, represented by Gonzalo Garcia de Luca and Luis Echarte Fernandez, according to the following Antecedents, Recitals and Clauses:

                              A N T E C E D E N T S

I. On January 14, 1999, the Syndicate of Banks agreed to designate Operadora de Bolsa Serfin, Sociedad Anonima de Capital Variable, Casa de Bolsa, Grupo Financiero Serfin, as financial agent (hereinafter referred to as the Financial Agent) with the purpose to inform all the interested parties in acquiring (i) 94,392,691 (ninety four million three hundred and ninety two thousand six hundred ninety one) common, Series B shares that represent a 94.392691% (ninety four point three nine two six nine one percent) of the capital stock of GS&R entitled to vote (hereinafter referred to as the Shares) from which 80,000,000 (eighty million) shares were owned (through an administrative trust) by the Syndicate of Banks, as may correspond to each one of them, and 14,392,691 (fourteen million three hundred and ninety two thousand six hundred and ninety one) shares, owned by some individual shareholders of GS&R through Banregio (as hereinafter referred to) and (ii) the rights of credit derived from bank liabilities in charge of S&R as referred to in the following Antecedent II, the basis (hereinafter referred to as the Basis) under which this joint bid of such shares and rights shall be governed (hereinafter referred to as the Bid). The Financial Agent carried out such Bid in the terms set forth in the corresponding Call (hereinafter referred to as the Call) that was published on January 15, 1999 in the newspapers "Reforma", "El Financiero" and "El Economista". The Call and the Basis expressly stated that the Bid, as well as the joint transfer of the Shares and of the rights of credit derived from the bank liabilities in charge of S&R as referred herein above are subject to the condition that GS&R hold a General Ordinary and Extraordinary Shareholders'Meeting in which in terms of the Agenda approves the corresponding Bid (hereinafter referred to as GS&R Meeting.

II. As part of the decisions contained in the restructure of liabilities executed on August nineteenth and twentieth, nineteen ninety nine (hereinafter referred to as the 1997 Restructure), the Syndicate of Banks, as may correspond to each one of them, agreed among other items to re-document approximately 20% (twenty percent) of the total bank indebtedness in charge of S&R as referred to in Antecedent I above, respectively, in ten and twelve years term, as follows: (i) through the execution of an acknowledgement and restructuration of indebtedness covenant of S&R dated august nineteen, nineteen ninety nine, that was subscribed among S&R, GS&R, the Syndicate of Banks, as may correspond to each one of them, and some of the subsidiary companies of the companies stated above, for the equivalent in Investment Units (hereinafter referred to as IUS), in that date, $537,031,118.03 (five hundred thirty seven million thirty one thousand one hundred and eighteen pesos 03/100 Mex. Cy.) in a ten year term with four years of grace, which was guaranteed with all the real assets property of GS&R and of its subsidiaries, pledge of credits in book over the accounts receivable of S&R, trademarks and shares issued by S&R and its subsidiaries, and a guarantee by endorsement of GS&R (hereinafter referred to as Indebtedness I). Indebtedness I was officially recorded by means of deed number forty one thousand one hundred and seventy two, dated August 19, 1997, granted before Mr. Roberto Nunez y Bandera, Notary Public number one of the Federal District (hereinafter referred to as the Constitutive Document of Indebtedness I), and (iii) by means of the execution of a covenant of acknowledgement of indebtedness of S&R dated August 19, 1997, subscribed among S&R and the Syndicate of Banks, as may correspond to each one of them, GS&R and some of its subsidiaries, for the equivalent in IUS, in such date up to $319,611,315.35 (three hundred nineteen millions six hundred and eleven thousand three hundred and fifteen pesos 35/100 Mex. Cy.), in a twelve year term, guaranteed with the same guarantees applicable to Indebtedness I, in second order of preference (hereinafter referred to as Indebtedness II), same that was officially recorded by means of deed number forty one thousand one hundred and seventy three, dated August 19, 1997, granted before Mr. Roberto Nunez y Bandera, Notary Public number one of the Federal District (hereinafter referred to as the Constitutive Document of Indebtedness II and jointly with the Constitutive Document of Indebtedness I, the Constitutive Documents of Indebtedness). At the same time, some of the subsidiaries of GS&R guaranteed Indebtedness I and Indebtedness II, respectively, with some real or personal guarantees which have as purpose to guarantee, on behalf of the Syndicate of Banks the duly fulfillment of the liabilities derived from such credits (hereinafter referred to as the Guarantees), regarding the pledge and fiduciary guarantees over the industrial property rights related in Antecedent VIII of this agreement, same that have the state referred to expressly and regarding each one of them in the document that is attached hereto as Exhibit "A".

     Up to date, the principal amount derived from Indebtedness I and Indebtedness II is of 280,778,709.54 (two hundred and eighty million seven hundred and seventy eight thousand and seven hundred and nine 54/100) IUS and of 184,221,360.17 IUS (one hundred and eighty four million two hundred and twenty one thousand three hundred and sixty 17/100) IUS, respectively. Santander, Serfin, Citibank and Bancomer jointly participate in Indebtedness I and Indebtedness II according to the Percentages of Participation set forth in each one of the Constitutive Documents of Indebtedness and expressly are related in the document attached hereto as Exhibit "B" (hereinafter referred to as the Percentages of Participation).

III. On February first, nineteen ninety nine, a Meeting of GS&R was hold and among other decisions, the by-laws of GS&R were totally amended and all the shares representing the capital stock of GS&R were joined in a sole Series "B" shares. A certificate issued by the Secretary of the Board of Directors of GS&R is attached hereto as Exhibit "C". The document issued by the Secretary certifies: (i) the holding of a Meeting of GS&R, and (ii) the decisions adopted in the Meeting of GS&R.

IV. Immediately after the holding of GS&R Meeting, the Syndicate of Banks and Banco Regional de Monterrey, S.A., Institucion de Banca Multiple, Division Fiduciaria (hereinafter referred to as Banregio) in its character of fiduciary institution in the Irrevocable Trust number 851-00039 (number eight hundred and fifty one dash zero zero zero three nine) (hereinafter referred to as Shareholder's Trust) executed as majority shareholders of GS&R to that date, the constitution of the Trust before BBV by contributing as its patrimony, as may correspond to each one of them, the totality of the Shares. Likewise, in terms of the Trust, the Syndicate of Banks granted on behalf of BBV, as may correspond to each one of them, a special power of attorney but ample regarding its faculties, so that BBV carry out, on account of and to the order of the Syndicate of Banks and in the terms of the bid, the transfer of the rights of credit derived from Indebtedness I and Indebtedness II (hereinafter referred to as the Rights of Credit) in charge of S&R and on behalf of the Syndicate of Banks, jointly with the Shares (hereinafter referred to as Mandate).

V. On January 22, 1999, the Purchaser submitted before the Financial Agent and according with paragraph number 2 of the Basis, the application form of authorization to participate in the Bid, in which the Purchaser unconditionally stated his total conformity regarding the content of the Basis, as well as his intention to acquire, by its own account, the Shares and Rights of Credit.

VI. On February 2 and 26, 1999 and on March 2, 1999, respectively, the Financial Agent notified the Interested Parties and the Participants of the Bid, some amendments to the Basis, same that have as purpose, among other things, to extend the preliminary auditory term granted to the Participants of the Basis, to defer the date programmed for the submission of the offers and the signature of this sales purchase agreement (hereinafter referred to as the Sales Purchase Agreement), to adapt the Basis in order to reflect in the same, some comments of the Participants within the clarification sessions set forth in paragraph number 4.4 of the same Basis, as well as to grant the Financial Agent the faculties to deliver the final forms of the Sales Purchase Agreement and the corresponding offer prior to the act referred to in paragraph number 5.1 of the Basis.

VII. On March 4, 1999 and derived from the pecuniary, unconditional and irrevocable joint offer submitted in the Bid by the Purchaser in terms of paragraph number 5 of the Basis, regarding the simultaneous and joint acquisition of the Shares and of the Rights of Credit (hereinafter referred to as the Joint Offer), same that, without prejudice of the conditions referred to in Clause Twentieth of this agreement consisted in offering in an unconditional and irrevocable manner the amount of 314,261,274 (three hundred and fourteen million two hundred and sixty one thousand and two hundred and seventy four) IUS, for the Shares and Rights of Credit. The Fiduciary, prior the assessment and homologation of the Joint Offer by the Technical Committee of the Trust and by the Syndicate of Banks, as may correspond to any one of them, declared the Purchaser as the winner of the Bid, having being notified the corresponding award to the latter by the Financial Agent, dated on March 4, 1999 (hereinafter referred to as the Award). It is attached herein as Exhibit "D", a copy of deed number two thousand four hundred and forty nine granted before Mr. Mauricio Oropeza Estrada, Public Broker number fourteen of the Federal District in which is spread upon the record the submission of the Joint Offer.

VIII. That the Guarantees of Indebtedness I and of Indebtedness II are the following:

A.   Pledge Guarantee over the rights of credit in book of S&R.

B. Guarantee Trust number 995-1/95 (nine hundred and ninety five dash one diagonal ninety five) (hereinafter referred to as Trust 995) incorporated by means of deed number thirty eight thousand five hundred and three, dated October thirteen, nineteen ninety five, before Mr. Roberto Nunez y Bandera, entitled to Notary number one of the Federal District, over the following properties:

(a) FORTY EIGHT POINT NINETY NINE percent of the shares representing the capital stock of S&R, property of GS&R.

(b) The rights derived from the trademarks, commercial notices, industrial designs and trade names, as well as the registration applications of the trademarks, commercial notices and trade names that are attached hereto as Exhibit "E" of this deed and that are the property of S&R and GS&R.

(c)  Assets whose titles of property are detailed herein:

REAL ASSETS PROPERTY OF S&R:

1.- Lot of urban land with a surface of FOUR THOUSAND EIGHTY AND EIGHT METERS, SIXTY FIVE SQUARE DECIMETERS, and over which, S&R constructed the Building known as Ocampo Plaza Villarreal in Monterrey, State of Nuevo Leon.

Such real asset was acquired by S&R, by a sales purchase agreement inserted in deed number twelve thousand four hundred and sixty two, dated on December eight, nineteen ninety eighty two before Mr. Raul Pedroza Diaz, entitled to notary number two of Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property of Monterrey, State of Nuevo Leon, under number eight thousand seven hundred and seventy two, volume one hundred and ninety three, book one hundred and seventy six.

2.- Lot of land number two, block six, super block XVI of the New Trace in Torreon, State of Coahuila, with a surface of THREE THOUSAND FIVE HUNDRED AND NINETY FOUR METERS, TWO HUNDRED AND THIRTY SIX SQUARE MILIMETERS and over which S&R constructed the Building marked with number four hundred and thirty five of Calzada Saltillo 400 in Torreon, State of Coahuila.

Such real asset was acquired by S&R, by means of a sales purchase agreement ratified in the City of Torreon, State of Coahuila, on July seven, nineteen ninety sixty four, before Mr. Francisco Jose Madero G., Director of the Public Registry of Property, which was registered in the Public Registry of Property of Viesca, State of Coahuila, under number one hundred and fifty seven, folio one hundred and fifty two, volume third.

3.- Lot of land located in the fourth letter "A", block twenty five, Fraccionamiento Primitivo, in Torreon, State of Coahuila that has five meters in front to the North by forty two meters ten centimeters, with fund and the lot located in the fourth letter "A", block number twenty five, Fraccionamiento Primitivo in Torreon, State of Coahuila, that has fifteen meters in front of Avenida Juarez and forty two meters ten centimeters to the bottom.

Over the real assets before described, S&R constructed the building marked with number eight hundred and fifty nine of Avenida Juarez, in Torreon, State of Coahuila. Such real assets were acquired by S&R, by a sales purchase agreement inserted in deed number one hundred and nine, dated on April 23, 1938 before Mr. Hector Gonzalez, notary public of Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property of Viesca, State of Coahuila, under number twenty seven, folio forty four, volume one hundred and seventeen, section first.

4.- Lot of land coming from Lot of land number one, of the Fraccionamiento built in what it was Rancho Colorado, which was identified as the lot located in Colonia San Felipe Hueyotlipan, forming a corner with the Streets Nicolas Bravo and Avenida San Felipe in Puebla, State of the same name, with a surface of SEVEN THOUSAND FIVE HUNDRED AND NINE METERS, NINETY SIX SQUARE DECIMETERS, and over which S&R constructed a Building located in the corner of Street N. Bravo and A. Serdan, in Puebla, State of the same name.

Such real asset was acquired by S&R, by a sales purchase agreement inserted in deed number thirty nine thousand and three hundred and twelve, dated on February twenty six, nineteen eighty one before Mr. Jose Bustos Jimenez, entitled to notary number ten of Puebla, State of the same name, whose first testimony registered in the Public Registry of Property of Puebla, State of the same name, under item four hundred and nine, folio one hundred and eleven in both sides, tome three hundred and forty three, book first.

5.- Lot of land identified with letter "A" corresponding to the first surface that compose the second stage of the Fraccionamiento named "Las Hadas" in Puebla, State of the same name, with a surface of EIGHT THOUSAND AND EIGHT METERS, TWENTY EIGHT SQUARE DECIMETERS.

Such real asset was acquired by S&R, by a sales purchase agreement inserted in deed number twenty four thousand four hundred and one, dated on December first, nineteen eighty one before Mr. Sergio Tinoco Loera, entitled to notary number five of Puebla, State of the same name, whose first testimony was registered in the Public Registry of Property of Puebla, State of the same name, in folio one hundred and sixty eight, tome three hundred and forty nine, book one, item ninety five thousand one hundred and seventy three main index, on May fourth, nineteen eighty two.

In such deed, the representative of S&R stated that in part of the real asset there is going to be built a department store and in the other part was going to be built a parking lot. The same deed has constituted a right of way on behalf of "FRACCIONADORA ADRIANA", SOCIEDAD ANONIMA regarding the part of the surface without construction, i.e., regarding FOUR THOUSAND SQUARE METERS destined to the parking lot.

6.- Two lots of land located in block "G" marked with numbers one to sixteen in front of Dionisio Rodriguez, Plaza Calzada, Paseo Hospicio and Pasaje one in the Centro Metropolitano in Guadalajara, State of Jalisco, which jointly form a complete block, with a total surface of THREE THOUSAND NINE HUNDRED AND SEVENTY FIVE METERS, TWELVE SQUARE DECIMETERS and over which S&R constructed the building marked with number twenty two of Paseo Hospicio in Guadalajara, State of Jalisco.

Such real assets were acquired by S&R, by a sales purchase agreement inserted in deed number seven hundred and thirty four, dated on May thirteen, nineteen eighty, before Mr. Alberto Rosas Benitez, entitled to notary number sixty six in Guadalajara, State of Jalisco, whose first testimony was registered in the Public Registry of the Property of Guadalajara, State of Jalisco, under number thirty nine, folios two hundred and fifty seven and two hundred and sixty five, book six hundred and fifty three, section first of the first office.

7.- The real asset marked with number one hundred and nine (before number eleven) of the street of Allende in Pachuca, State of Hidalgo, with a surface of EIGHT HUNDRED AND FORTY FIVE SQUARE METERS, and over which S&R constructed the building marked with number one hundred and nine of the street Allende in Pachuca, State of Hidalgo.

Such real asset was acquired by S&R, by a sales purchase agreement inserted in deed number four thousand seven hundred and ninety nine, dated September fifteen, nineteen eighty nine, before Mr. Hector Edgardo Guerrero Acosta, entitled to notary number ten of Pachuca de Soto, State of Hidalgo, acting as associate in the protocole of notary number eight, whose first testimony was registered in the Public Registry of the Property in Pachuca State of Hidalgo, under number two thousand one hundred and ninety three, tome first, book first, section first.

8.- The house marked with number four hundred and two of Avenida Independencia, Colonia Centro in Oaxaca de Juarez, State of Oaxaca, with a surface of SIX HUNDRED AND TWELVE SQUARE METERS, FORTY THREE SQUARE DECIMETERS, over which S&R constructed the building marked with number four hundred and two of Avenida Independencia in Oaxaca, State of the same name.

Such real asset was acquired by S&R, by a sales purchase agreement inserted in deed number sixty one thousand three hundred and fifty two, dated May 29, nineteen ninety one, before Mr. Fernando Catano Muro Sandoval, entitled to notary number seventeen of the Federal District, whose first testimony was registered in the Public Registry of Property of Oaxaca, State of the same name, under number one hundred and fifty seven, book seven hundred and eighty seven, section first.

An urban lot of land identified as lot fifteen of block twenty one located in Avenida Los Cedros, Fraccionamiento "Los Reyes Loma Alta", in the city of Cardenas, State of Tabasco, with a surface of THREE HUNDRED SQUARE METERS, and over which S&R constructed the building located in Avenida de los Cedros, in Cardenas, State of Tabasco.

Such real asset was acquired by S&R, by a sales purchase agreement inserted in deed number one thousand five hundred and seventy five, dated March first, nineteen ninety one, before Mrs. Concepcion Perez Ahuja, entitled to notary number three of Cardenas, State of Tabasco, acting as substitute in the protocole of notary number one hundred and seven, whose first testimony was registered in the Public Registry of Property of Cardenas, State of Tabasco, under number four hundred and seventy five, folios one thousand one hundred and fifty nine through one thousand one hundred sixty two, volume thirty five, being affected by such agreement the lot of land number ten thousand one hundred and thirty three trough folio one hundred and ninety three, main book, volume, thirty five bis.

10.- The real asset marked with numbers twenty seven and twenty nine of Avenida Rivera de San Cosme, Colonia Santa Maria la Rivera, in the Federal District, with a surface of EIGHT HUNDRED AND SEVENTY FOUR SQUARE METERS, and over which S&R constructed Building located in Avenida Rivera de San Cosme, Federal District.

Such real asset was acquired by S&R, by transfer of property in execution of the trust, by means of deed number sixty thousand forty seven, dated May six, nineteen ninety one, before Mr. Francisco Fernandez Cueto y Barros, entitled to notary number sixteen of the Federal District, whose first testimony was registered in the Public Registry of Property of this capital, in real folio number nine million five hundred and thirty thousand two hundred and twenty six.

11.- The house marked with number three hundred and thirteen of Avenida Tres Poniente in Puebla, State of the same name, with a surface of FIVE HUNDRED AND FORTY THREE METERS, TWELVE SQUARE DECIMETERS.

Such real asset was acquired by S&R, by a sales purchase agreement inserted in deed number ten thousand five hundred and fifty two, dated April twenty one, nineteen ninety four before Mr. Carlos Roberto Sanchez Castaneda, entitled to notary number fifty of Puebla, State of the same name, whose first testimony was registered in the Public Registry of Property of Puebla, State of the same name, under number four hundred and fifty, folios one hundred and forty one, tome nine thousand three hundred and ninety two, volume five hundred and six, book first.

S&R FIDEICOMISSARY RIGHTS:

By deed number forty two thousand three hundred and forty four, dated December seven, nineteen eighty three, before Mr. Joaquin Tiburcio Rodriguez, entitled to notary number eleven of Veracruz, State of Veracruz, whose first testimony was registered in the Public Registry of Property of Veracruz, State of Veracruz, under number forty six, pages one through thirty six, volume first, section first, S&R gave in trust to "BANCA SERFIN", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SERFIN, the lot identified with number nine, zone "D", also known as "Department Store" of the building of the trade center "Plaza Mocambo", and common elements that may correspond to it, with surface of FIVE THOUSAND SIX HUNDRED AND FIFTY EIGHT METERS, FOUR SQUARE DECIMETERS. The purposes of the trust are the following:

1.- That the Fiduciary receives in property the trust estate. 2.- That the Fiduciary grants the Fideicomissary the use of the trust estate, without giving them any real right. 3.- That the Fiduciary constitutes guarantees by instructions of the Fideicomissary over the trust estate without responsibility for the Fiduciary. 4.- That the Fiduciary transfer the trust estate to the Fideicomissary or to the persons that the Fideicomissary indicates provided that they have legal capacity to acquire them.

RIGHTS OVER THE REAL ASSETS PROPERTY OF S&R, IN PROCESS OF BEING OFFICIALY
RECORDED:

1.- By private financial lease agreement, dated March nineteen, nineteen ninety two, S&R as lessor obtains the right to acquire on August twelve, nineteen ninety nine, the lot of commercial land marked with number two of the block thirty two, Fraccionamiento Hacienda del Parque, Second Step, located in the Municipio of Cuatitlan Izcalli, State of Mexico, with surface of SIXTEEN THOUSAND TWO HUNDRED TWO METERS, FIVE THOUSAND ONE HUNDRED AND THIRTY EIGHT SQUARE CENTIMETERS.

2.- By private financial lease agreement, dated November nine, nineteen ninety, S&R as lessor obtained the right to acquire the urban lot number four hundred and eighty eight of street sixty one, section one, block eighty in Merida, State of Yucatan, with surface of ONE THOUSAND TWO HUNDRED AND SEVENTY THREE METERS, SEVENTY THREE SQUARE DECIMETERS.

S&R PROPERTY RIGHTS OVER IRREGULAR REAL ASSETS:

1.- Lot of land in triangular form located in block one, Colonia Obrera in Monterrey, State of Mexico.

2.- By deed number five thousand nine hundred and fifteen, dated June twenty five, nineteen eighty one, before Mr. Antonio Cardenas Maxemin, entitled to notary number nineteen in Guadalajara, State of Jalisco, whose first testimony was registered in the Public Registry of Property of Guadalajara, State of Jalisco, under number ten, folios sixty four through seventy one, book two hundred and three, section first, S&R acquired a fraction of land located over Calzada Ricardo Flores Magon, forming the corner with street Emiliano Zapata in Huentitan El Alto, State of Jalisco.

(d) over present and future inventories and rights of credit property of S&R.

(e) further contributions.

1.- By deed number thirty nine thousand seven hundred and ninety seven, dated August twenty nine, nineteen ninety six, before Mr. Roberto Nunez y Bandera, entitled to notary number one of the Federal District, whose first testimony was registered in the Public Registry of Property in Merida, Yucatan, under item twelve thousand one hundred and sixty three, folio two hundred and seventy six, tome one hundred and ninety three dash "B", volume II, book first, item ninth and the description of the land in folio seventy seven, tome twenty eight "L", sole volume, book first, S&R contributed to Trust 995, the lot of urban land number four hundred and eighty eight of Street sixty one, section one, block eighty in the city of Merida, State of Yucatan, related above under the section of Real assets in process of being officially recorded.

2.- By deed number forty one thousand one hundred and sixty two, dated August eighteen, nineteen ninety seven, before the same notary set forth in paragraph above, S&R contributed to Trust 995, the rights of joint estate equivalent to the fifty percent of a lot of land in a triangular form located in block number one of Colonia Obrera in Monterrey, Nuevo Leon, block limited by streets M.M. del Llano Tapia Zona Oriental and Primera Avenida, related before under the section of Irregular Real Assets.

3.- By deed number forty one thousand one hundred and sixty four, dated August eighteen, nineteen ninety seven, before the same notary above, S&R contributed to Trust 995 the rights of joint estate equivalent to twenty point nine thousand four hundred and fifty eight percent regarding lot one of block thirty two and constructions built in them, identified as the Store Salinas and Rocha, in Fraccionamiento "Hacienda del Parque Segunda Etapa", located in Cuautitlan, Izcalli, Distrito de Cuautitlan de Romero de Rubio, State of Mexico.

4.- By deed number forty one thousand one hundred and sixty three, dated August eighteen, nineteen ninety seven, before the same notary stated above, S&R contributed to Trust 995, the property marked with number twenty one of the street Doctor Jose Maria Coss Norte in the city of Apatzingan de la Constitucion, State of Michoacan de Ocampo.

B. The administration trust, guarantee and payment number 997-8/95 (nine hundred and ninety seven dash eight diagonal ninety five), (hereinafter referred to as Trust 997), by means of deed number thirty eight thousand four hundred and ninety nine, dated October thirteen, nineteen ninety five, before Mr. Roberto Nunez y Bandera, entitled to notary number one of the Federal District, among others, over the following properties:

GS&R PROPERTIES:

1.- 50.99 % (fifty point ninety nine percent) of the shares representing the capital stock of S&R property of GS&R.

2.- Lot of land located in the Southeastern block of the crossing of the Streets Juarez and Ocampo in Monterrey, State of Nuevo Leon, with a surface of TWO HUNDRED FORTY TWO METERS, TWENTY FIVE SQUARE DECIMETERS, and over which GS&R constructed the building located in the corner of Avenida Juarez and Calle de Ocampo in Monterrey, State of Nuevo Leon.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number ten thousand two hundred and ten, dated February eleven, nineteen seventy two, before Mr. Jose G. Guzman M., entitled to notary number twenty eight in Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property of Monterrey, State of Nuevo Leon, under number one thousand seven hundred and seventy six, volume one hundred and seventy seven, book thirty six, section first, sub-section of property.

3.- Lot of land with improvements in it constructed, located in the crossing of Streets Alvaro Obregon and Avenida Colon in Monterrey, State of Nuevo Leon, with surface of SIX HUNDRED AND SIXTY SIX METERS, SEVENTY FIVE SQUARE DECIMETERS and over which GS&R constructed the building located in the corner of Avenida Colon and Avenida Alvaro Obregon in Monterrey, State of Nuevo Leon.

Such real asset was acquired by GS&R, by exchange, by deed number fifteen thousand four hundred and eighty four, dated May twenty six, nineteen seventy five, before the same notary stated above, whose first testimony was registered in the Public Registry of Property in Monterrey, State of Nuevo Leon, under number one thousand one hundred and twenty six, volume one hundred and eighty eight, book twenty three, section first, sub-section of property.

4.- Lots of land one and one "A" of block thirty two, section three and one lot of land surrounded by the streets of Ocampo, Rio Santa Catarina, Juarez and a street without name, as well as the constructions in them built in Monterrey, State of Nuevo Leon, with a total surface of ONE THOUSAND ONE HUNDRED AND FIFTY FOUR POINT NINETY SEVEN SQUARE METERS, and over which GS&R constructed the Building located in the corner of Avenida Juarez and Calle Ocampo in Monterrey, State of Nuevo Leon.

Such real assets were acquired by GS&R, by a sales purchase agreement inserted in deed number six thousand six hundred and ninety five, dated April eighteen, nineteen sixty nine, before the same notary stated above, whose first testimony was registered in the Public Registry of Property of Monterrey, State of Nuevo Leon, under number one thousand three hundred and thirteen, volume one hundred and seventy one, book fourth, section first, sub-section of property.

5.- Blocks thirty four, thirty five and thirty seven and street located between blocks thirty five and thirty seven, as well as the street located between blocks thirty four and thirty five, section three in Monterrey, State of Nuevo Leon, with a total surface of SIX THOUSAND ONE HUNDRED AND FORTY EIGHT METERS, SIXTEEN SQUARE DECIMETERS and over which GS&R constructed the Building marked with number one hundred and eight of the Street Ocampo, in Monterrey, State of Nuevo Leon.

Such real assets were acquired by GS&R by a sales purchase agreement inserted in deed number six thousand two hundred and eighty, dated November eleven, nineteen sixty eight, before the same notary stated above, whose first testimony was registered in the Public Registry of Property in Monterrey, State of Nuevo Leon, under number one thousand one hundred and seventy, volume one hundred and seventy one, book fifth, section first, sub-section of property.

6.- Block number thirty six, before twenty seven, located in front of Avenida Constitucion, in the Eastern part of the City of Monterrey, State of Nuevo Leon, with a surface of TWO THOUSAND METERS, TWENTY FIVE SQUARE DECIMETERS, and over which GS&R constructed the Building without number of Avenida Constitucion, in Monterrey, State of Nuevo Leon.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number fifteen thousand seven hundred and forty six, dated July twenty five, nineteen seventy five, before Mr, Alfredo de la Fuente S., notary adscribed number twenty eight of Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property of Monterrey, State of Nuevo Leon, under number two thousand nine hundred and eleven, volume one hundred and eighty four, book fifty nine, section first, sub-section of property.

7.- Lot of land that was a property of the municipality in front of the north parameter of Avenida Constitucion in Monterrey, State of Nuevo Leon, with a surface of TWO HUNDRED AND EIGHTY EIGHT SQUARE METERS and over which GS&R constructed the Building without number in front of Avenida Constitucion, in Monterrey, State of Nuevo Leon.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number three thousand one hundred and seventy nine, dated October eighth, nineteen seventy nine, before Mr. Juan Antonio de la Fuente Villarreal, entitled to notary number twenty nine of Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property of Monterrey, State of Nuevo Leon, under number five hundred and fifty four, volume one hundred and eighty nine, book twelfth, section first, sub-section of property.

8.- Real asset marked with number one hundred and fourteen (before marked with number two, afterwards with number seven and later with number one) of the street of Constitution in Toluca, State of Mexico, with an approximate surface of FIVE HUNDRED THIRTY SIX SQUARE METERS, and over which GS&R constructed the Building marked with number one hundred and fourteen of Avenida Constitucion in Toluca, State of Mexico.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number thirty nine thousand seven hundred and forty five, dated August fourteen, nineteen sixty four, before Mr. Jorge Sanchez Cordero Davila, entitled to notary number fifteen of the Federal District, whose first testimony was registered in the Public Registry of Property of Toluca, State of Mexico, in the first section, book first, volume ninety six, pages twenty four and under number twenty two thousand seventy hundred and eighty two.

9.- A lot of land located in block fifty of Avenida Colon, limited by the following streets Avenida Colon to the North; Reforma to the South; Heroes del 47 to the East and Alvaro Obregon to the West in Monterrey, State of Nuevo Leon, with a surface of NINE HUNDRED AND SIXTY THREE METERS, TWENTY SQUARE CENTIMETERS, and over which GS&R constructed the Building without number in front of Avenida Colon, in Monterrey, State of Nuevo Leon.

Such real asset was acquired by GS&R by means of the execution of the trust, by means of deed number fifteen thousand seven hundred and thirty eight, dated July twenty four, nineteen seventy five, before Mr. Alfredo de la Fuente S., entitled to notary number twenty eight of Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property of Monterrey, State of Nuevo Leon under number four thousand five hundred and forty two, volume one hundred and eighty eight, book ninth, section first.

10.- House marked with number four hundred and nine, also marked with number four hundred and eleven (before number seventy three) of Avenida Juarez, block fifty nine, identified as block one, line five, section fourth, in the City of Mante, State of Tamaulipas, with a surface of THREE HUNDRED AND EIGHTEEN METERS, TEN SQUARE CENTIMETERS and over which GS&R constructed the Building marked with number four hundred and eleven of Avenida Juarez Poniente, in the City of Mante, State of Tamaulipas.

Such real asset was acquired by GSyR, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, by a sales purchase agreement inserted in deed number fifty five thousand nine hundred and thirteen, dated September twenty six, nineteen seventy two, before Mr. Jorge Sanchez Cordero Davila, entitled to notary number fifteen of the Federal District, whose first testimony was registered in the Public Registry of Property of the City of Mante, State of Tamaulipas, under number twenty nine thousand five hundred and forty two, file six hundred and three, section first.

11.- Lot of land marked with numbers one hundred and forty, one hundred and forty two and one hundred and forty four of Avenida Cinco de Mayo, block third, zone first, in Leon, State of Guanajuato, with and approximate surface of SIX HUNDRED AND EIGHTY NINE METERS, TWENTY SQUARE DECIMETERS and over which GS&R constructed the Building marked with number one hundred and forty two of the street Cinco de Mayo in Leon, State of Guanajuato.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number one hundred and forty eight, dated May twenty four, nineteen sixty nine, before Mr. Manuel Rubio Isusi, entitled to notary number sixty four in Leon, State of Guanajuato, whose first testimony was registered in the Public Registry of Property of Leon, State of Guanajuato, under number one thousand and fifty four, folios four hundred and forty three through four hundred and forty four, tome ninety eight.

12.- Lot of land located in Hermosillo, State of Sonora, in whose property was raised a warehouse in an exhibition room, with a surface of ONE THOUSAND SQUARE METERS and over which GS&R constructed the Building located in the corner of the streets Gustavo Munoz and Tlaxcala in Hermosillo, State of Sonora.

Such real asset was acquired by GS&R by a sales purchase agreement inserted in deed number two thousand and twenty four, dated July second, nineteen sixty six, before Mr. Jorge Martinez Calderon, entitled to notary number seventeen of Hermosillo, State of Sonora, whose first testimony was registered in the Public Registry of Property in Hermosillo, State of Sonora, under number thirty three thousand six hundred and thirty nine, volume ninety nine, section first.

13.- The house marked with number ninety of Avenida Morelos, and the land, located in Delegacion Xochimilco in the Federal District, with a surface of ONE THOUSAND THREE HUNDRED SQUARE METERS and over which GS&R constructed the Building marked with number ninety of Avenida Morelos in the Federal District.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number fifty eight thousand six hundred and thirty three, dated March first, nineteen seventy four before Mr. Jorge Sanchez Cordero Davila, entitled to notary fifteen of the Federal District, whose first testimony was registered in the Public Registry of Property of this city, in section first, folio four hundred and seven and under number five hundred and sixty one, tome one hundred and ninety nine, volume seventh, today real folio number nine million one hundred and fifty two thousand five hundred and sixty seven.

14.- Lots of land six and seven, block five, Colonia Moderna in the City of Nogales, State of Sonora with a surface of ONE THOUSAND FIVE HUNDRED AND THIRTY TWO METERS, FIFTY THREE DECIMETERS AND FORTY FOUR SQUARE CENTIMETERS and over which GS&R constructed the Building marked with number seven hundred and fifty of Avenida Obregon in the City of Nogales, State of Sonora.

Such real asset was acquired by GS&R, by a sales purchase agreement with domain reservation inserted in deed number two thousand six hundred and ninety four, dated May second, nineteen eighty nine, before Mr. Heriberto Montes de Oca Armstrong, entitled to notary number thirty eight in the City of Nogales, State of Sonora, whose first testimony was registered in the Public Registry of Property of Nogales, State of Sonora, under number twenty eight thousand two hundred and thirteen, tome ninety four, section first.

And by deed number sixteen thousand and ninety four, before the same Notary Public, whose first testimony was registered in the public Registry of Property of Nogales, State of Sonora, under number twenty eight thousand two hundred and seventy two, tome ninety four, section first, was spread into the record the cancellation of the domain reservation constituted over the real asset described above.

15.- Lot of urban land and building constructed in it, known as department number one hundred and seventy three of the Building of departments "Pino Suarez", located in eastern addition of the City of Juarez, State of Chichuahua, with surface of ONE HUNDRED AND FIFTY FOUR METERS, TWO DECIMETERS AND THIRTY FOUR SQUARE CENTIMETERS and over which GS&R constructed the Building marked with number one hundred and seventy three of the street Pino Suarez, in the city of Juarez, State of Chihuahua.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number nine thousand two hundred and eighteen, dated July twenty three, nineteen ninety one, before Mr. Enrique Cordova Reyes, entitled to notary number ten of the City of Juarez, State of Chihuahua, whose first testimony was registered in the Public Registry of Property in the City of Juarez, State of Chihuahua, under number two hundred and ninety six, folios twenty seven, book one thousand nine hundred and thirty six, section first.

16.- Lot of land located forming a corner with the streets Sur Dos and Avenida Poniente Cinco, and constructions existing in it, in Orizaba, State of Veracruz, with an approximate surface of SIX HUNDRED AND NINETY SEVEN SQUARE METERS, and over which GS&R constructed the Building marked with number two hundred and fifteen of the street Sur Dos in Orizaba, State of Veracruz.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number eight thousand four hundred and ninety nine, dated June three, nineteen eighty eight, before Mr. Victorino Valdes Fernandez, entitled to notary number eight in Orizaba, State of Veracruz, whose first testimony was registered in the Public Registry of Property in Orizaba, State of Veracruz, under number one thousand seven hundred and ninety five, folios six thousand three hundred and seventy four through six thousand threee hundred and ninety four, section first.

17.- Lot of land number three pertaining to lot designated in Poza Rica, located in Colonia Lazaro Cardenas, in Poza Rica de Hidalgo, State of Veracruz, with a surface of TWO THOUSAND ONE HUNDRED AND EIGHTY SEVEN SQUARE METERS and over which GS&R constructed the Building in front of Boulevard Ruiz Cortines, in Poza Rica de Hidalgo, State of Veracruz.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number fifty two thousand four hundred and fifty nine, dated November ten, nineteen seventy, before Mr. Jorge Sanchez Cordero Davila, entitled to notary number fifteen of the Federal District, whose first testimony was registered in the Public Registry of Property of Poza Rica, State of Veracruz, under number six hundred and sixteen, folios six thousand five hundred and thirty eight through six thousand five hundred and forty seven, tome twenty seven, section first.

18.- Urban lot located in block number one thousand one hundred and sixty seven, of the Eastern Addition, in the city of Juarez, State of Chihuahua, with a surface of TWO HUNDRED THIRTY EIGHT METERS, NINETEEN SQUARE DECIMETERS.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number one thousand nine hundred and thirty nine, dated October twenty, nineteen ninety four, before Mr. Carlos B. Silveyra Sayto, entitled to notary number twenty three of the City of Juarez, State of Chihuahua, whose first testimony was registered in the Public Registry of Property of the City of Juarez, State of Chihuahua under number three thousand three hundred and ninety three, folios one hundred and ninety three, book two thousand one hundred and ninety three, section first.

19.- Lot of land identified with block number thirty three, section three, of the Urbanization of Rio de Santa Catarina, in Monterrey, State of Nuevo Leon, with total surface of ONE THOUSAND TWO HUNDRED AND FIFTY SIX METERS, EIGHTY EIGHT SQUARE CENTIMETERS and over thish GS&R constructed the building without number in front of Avenida Constitucion, in Monterrey, State of Nuevo Leon.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number twenty two thousand two hundred and ninety eight, dated September twenty nine, nineteen sixty nine, before Mr. Heriberto Roman Talavera, entitled to notary number sixty two of the Federal District, whose first testimony was registered in the Public Registry of Property in Monterrey, State of Nuevo Leo, under number three thousand thirty two, volume one hundred and seventy one, book eleven, section first, sub-section of property.

20.- Lots of land marked with numbers forty six and forty seven of Fraccionamiento "El Prado", forming both lots a unit, in Monclova, State of Coahuila, with a total surface of ONE THOUSAND TWO HUNDRED SQUARE METERS and over which GS&R, constructed the building located in the corner of Avenida Cuauhtemoc and Street Huizache, in Monclova, State of Coahuila, with a surface of ONE THOUSAND TWO HUNDRED SQUARE METERS.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number sixty one, dated December twenty three, nineteen seventy four, before Mr. Rafael Ibarra Chacon, entitled to notary number sixteen of Monclova, State of Coahuila, whose first testimony was registered in the Public Registry of Property of Monclova, State of Coahuila, item number nine hundred and forty nine, folios thirty seven, tome sixteen, Series "A", book first, section second.

21.- Lot of urban land and building in it constructed located in fifty two meteres seventy centimeteres of the street Abraham Gonzalez, of block number one thousand one hundred and sixty seven, eastern addition of the City of Juarez, State of Chihuahua, with surface of TWO HUNDRED SEVENTY FIVE METERS, EIGHTY THREE DECIMETERS AND FORTY EIGHT SQUARE MILIMETERS and over which GS&R constructed the building marked with the number one hundred and forty five of Callejon Internacional, in Ciudad Juarez, State of Chihuahua.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number eight thousand nine hundred and fifty five, dated March eight, nineteen ninety one, before Mr. Enrique Cordova Reyes, entitled to notary number ten of the City of Juarez, State of Chihuahua, whose first testimony was registered in the Public Registry of Property of Ciudad Juarez, State of Chihuahua, under number one thousand one hundred and thirty five, folios eighty eight, book one thousand nine hundred and ninety five, section first.

22.- Lot of land and house in it constructed located in block number one thousand one hundred and sixty seven of Eastern Addition of the City of Juarez, State of Chihuahua, with surface of ONE THOUSAND EIGHT HUNDRED AND NINETY METERS, SIX SQUARE DECIMETERS and over which GS&R constructed the building marked with number one hundred and seventy nine of the street Dieciseis de Septiembre, in the City of Juarez, State of Chihuahua.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number seven thousand seven hundred and thirty four, dated January seventeen, nineteen eighty nine, before the same notary stated above, whose first testimony was registered in the Public Registry of Property in the city of Juarez, State of Chihuahua, under number one thousand eight hundred and forty one, folio one hundred and fourteen, book one thousand and six hundred and eighty one. Section first.

23.- Lots of urban land and building constructed in it known as department number one hundred and seventy nine and one hundred and sixty one of the building of departments "Pino Suarez" located in the eastern addition of the City of Juarez, State of Chihuahua, which have the following surfaces:

a) About department number one hundred and seventy nine, a surface of ONE HUNDRED AND FIFTY NINE METERS, SIX HUNDRED AND TWENTY FOUR SQUARE MILIMETERS.

b) About department number one hundred and sixty one, a surface of ONE HUNDRED AND SIXTY FOUR METERS, THIRTY FIVE DECIMETERS AND TWENTY SIX SQUARE CENTIMETERS.

Such real assets were acquired by GS&R, by a sales purchase agreement inserted in deed number nine thousand four hundred and eight, dated October thirty one, nineteen ninety one, before the same notary above, whose first testimony was registered in the Public Registry of Property of the City of Juarez, State of Chihuahua, regarding department number one hundred and seventy nine, under number one thousand two hundred and forty eight, folios seventy three, book one thousand nine hundred and sixty eight, section first.

And regarding department number one hundred and sixty one, under number one thousand two hundred and forty nine, folio seventy four, book one thousand nine hundred and sixty nine, section first.

24.- Lot of urban land and building constructed in it located in block number one thousand one hundred and sixty seven, Eastern Addition of the Legal Fund of the City of Juarez, State of Chihuahua, with surface of FIVE HUNDRED FIFTEEN METERS, TWENTY SEVEN SQUARE DECIMETERS.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number eight thousand six hundred and seventy eight, dated September seventeen, nineteen ninety, before Mr. Jorge Antonio Alvarez Complean, notary public adscribed to notary number ten of the City of Juarez, State of Chihuahua, whose first testimony was registered in the Public Registry of Property of the city of Juarez, State of Chihuahua, under number two thousand four hundred and ninety one, folio one hundred and fifty five, book one thousand eight hundred and ninety one, section first.

25.- Lot of urban land and building constructed in it, located in block number one thousand one hundred and seventy six, Eastern Addition in Ciudad Juarez, State of Chihuahua, with surface of FIVE HUNDRED TWENTY FIVE METERS, EIGHTY SEVEN SQUARE DECIMETERS.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number eight thousand three hundred and forty nine, dated February twenty, nineteen ninety, before Mr. Enrique Cordova Reyes, entitled to notary number ten of Ciudad Juarez, State of Chihuahua, whose first testimony was registered in the Public Registry of Property of Ciudad Juarez, State of Chihuahua, under number two thousand seven hundred and thirty two, folios one hundred and sixty six, book one thousand seven hundred and seventy two, section first.

26.- Lot of urban land and building constructed in it, located in block number one thousand one hundred and sixty seven, Eastern Addition in Ciudad Juarez, State of Chihuahua, with a surface of FOUR HUNDRED AND FIFTY TWO METERS, SIXTY SQUARE DECIMETERS.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number eight thousand three hundred and sixty, dated February twenty even, nineteen ninety, before the same notary as above, whose first testimony was registered in the Public Registry of Property of Bravos, State of Chihuahua, under number three thousand three hundred and eighty six, folio one hundred and ninety eight, book one thousand eight hundred and seventy six, section first.

27.- Lot of urban land and building constructed in it, located in block one thousand one hundred and sixty seven, in the City of Juarez, State of Chihuahua, with surface of THREE HUNDRED AND EIGHTY METERS, NINETY EIGHT SQUARE DECIMETERS.

Such real asset was acquired by GS&R, by a sales purchase agreement inserted in deed number nine thousand four hundred and seven, dated October thirty first, nineteen ninety one, before the same notary above, whose first testimony was registered in the Public Registry of Property of the City of Juarez, State of Chihuahua, under number one thousand six hundred and seventy two, folios one hundred and fifteen, book one thousand nine hundred and fifty two, section first.

GS&R FIDEICOMISSARY RIGHTS:

By deed number twenty, dated November fifteen, nineteen ninety one, before Mr. Helio E. Ayala Villarreal, entitled to notary number one hundred and ten of Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property of Ciudad Juarez, State of Chihuahua, under registration number three thousand and seventeen, folio one hundred and sixty two, book one thousand nine hundred and seventy seven, section first in the Public Registry of Property in Mexicali, State of Baja California, under registration number fifty seven thousand and nine, tome nine hundred and eighty, civil section, in the Public Registry of Property of Ensenada, State of Baja California, under registration number fifty two thousand seventy three, tome three hundred fifty three, civil section and in the Public Registry of Property in Acapulco, State of Guerrero in real folio number eighty three thousand and seventy six, GS&R gave in Trust to "BANCA SERFIN", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SERFIN, among others the following real assets:

a) A lot of land, letter "C", block twenty four of the Official Plan of Ensenada, State of Baja California, with a surface of FIVE HUNDRED SQUARE METERS, and over which GS&R constructed the building marked with number sixty five of the street Cuarta, in Ensenada, State of Baja California.

b) Lot of land that is a part of lot six, block six, section first of the Official Plan of Mexicali, State of Baja California, with a surface of SEVEN HUNDRED SIX SQUARE METERS, FIFTY HUNDREDTH, and over which GS&R constructed the Building marked with number one hundred and seventeen of Avenida Altamirano, in Mexicali, State of Baja California.

c) A lot of land known as Agricultural Lot number forty four, in Colonia Esperanza in Mexicali, State of Baja California, with a surface of EIGHT THOUSAND SIX METERS, FIFTY SEVEN SQUARE DECIMETERS and over which GS&R constructed the building located in the corner of Avenida Uxmal and Street Quintana Roo in Mexicali, State of Baja California.

d) The real asset located in Avenida Dieciseis de Septiembre marked with number two hundred and thirty one East, known as the Building of Casino Juarez, with a surface of ONE THOUSAND EIGHTEEN METERS, TWENTY DECIMETERS AND SIXTY SQUARE CENTIMETERS.

e) Lots of land number one hundred and seventy five and one hundred and seventy six, block thirty four, in the urban zone of Ejido de Santa Cruz, in Acapulco, State of Guerrero, with a surface of ONE THOUSAND SIX HUNDRED AND SIXTY SIX SQUARE METERS, and over which GS&R constructed the building located in the corner of Avenida Acapulco and Calle Uno, in Acapulco, State of Guerrero.

f) Lot "E", block twenty four of the Official Plan of Ensenada, State of Baja California, with a surface of ONE THOUSAND TWO HUNDRED AND FIFTY SQUARE METERS and over which GS&R constructe the building marked with number four hundred and seventy seven of Avenida Ruiz Cortines in Ensenada, State of Baja California.

GS&R POSSESSORY RIGHTS, SUIT IN PROCESS.

1. A lot of land and a brick house constructed in it, located in the Eastern sidewalk of Street Quinta between Abasolo and General Manuel Gonzalez in Matamoros, State of Tamaulipas with a surface of FORTY THREE METERS in its Northern and Southern sides, and with THIRTY TWO METERS, in its Eastern and Western sides. Such real asset was acquired by Mr. Hugo Salinas by a sales purchase agreement inserted in deed number forty six thousand eight hundred and sixty seven, dated April twenty four, nineteen fifty before Mr. Luis Ramirez de Alba, entitled to notary number forty seven in Matamoros, State of Tamaulipas, whose first testimony was registered in the Public Registry of Property in Matamoros, State of Tamaulipas, under number nine thousand one hundred and eighty five, file one hundred and eighty four, section first in Matamoros.

2. Lot number one hundred and thirty seven and constructions there existing in it of the Official Plan in Tampico, State of Tamaulipas with surface of TWENTY METERS, NINETY FIVE CENTIMETERS in front and FORTY ONE METERS NINETY CENTIMETERS in the bottom.

     Such real asset was acquired by Mr. Joel Rocha Barocio, by a sales purchase agreement inserted in deed number three thousand five hundred and seventy, dated March twenty eight, nineteen fifty three before Mr. Maclovio C. Sierra, entitled to notary number fourteen in Tampico, State of Tamaulipas, whose first testimony was registered in the Public Registry of Property in Tampico, State of Tamaulipas, under registration number nine thousand eight hundred and thirty two, file one hundred and ninety seven, section first in Tampico.

GS&R RIGHTS OF PROPERTY OVER THE FOLLOWING IRREGULAR REAL ASSETS:

1. Lot of land marked with number seven, block thirty three, central zone of Tijuana, State of Baja California, with surface of ONE THOUSAND ONE HUNDRED AND FOUR SQUARE METERS.

2. Lot of land number three, block II, of the Street Kinic, section first, of the Industrial Zone in Cancun, State of Quintana Roo, with a surface of SEVEN HUNDRED SQUARE METERS.

     Such real asset was acquired by GS&R by sales purchase agreement dated April eleven, nineteen ninety one.

REAL ASSET PROPERTY OF "BIENES RAICES EN PROMOCION DEL CENTRO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE:

Lot of land number twenty two of the streets Enrique Gonzalez Martinez (before marked with number sixteen of Chopo street) in Colonia Santa Maria la Ribera, in the Federal District, with surface of NINE HUNDRED EIGHTY TWO SQUARE METERS.

Such real asset was acquired by "BIENES RAICES EN PROMOCION DEL CENTRO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE by a sales purchase agreement inserted in deed number sixty four thousand six hundred and fifty, dated November five, nineteen ninety two, before Mr. Fernando Catano Muro Sandoval, entitled to notary number seventeen in the Federal District, whose first testimony was registered in the Public Registry of Property of this capital, in real folio number nine million three hundred and ninety nine thousand five hundred and forty eight.

FIDEICOMISSARY RIGHTS OF "BIENES RAICES EN PROMOCION DEL CENTRO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE:

1. By deed number sixty one thousand five hundred and eighty seven, dated July nine, nineteen ninety one, before the same notary above, whose first testimony was registered in the Public Registry of Property of this capital, in real assets folios number nine million three hundred and thirty four thousand one hundred and eight, nine million three hundred and thirty four thousand one hundred and nine and nine million three hundred and thirty four thousand one hundred and ten, where was spread into the record the irrevocable trust agreement, by means of Mr. Hassan Manzur Nunez, in its character of trustor affected the lot formed by three portions of land and constructions therein existing, located in Avenida Mixcoac, actually Avenida Revolucion and the streets of Rembrandt and Miguel Angel, Colonia Nonoalco, Delegacion Benito Juarez in the Federal District, that are marked with number seven of Rembrandt street, seven hundred and fifty seven of Avenida Revolucion before Mixcoac and ninety nine of the Miguel Angel street, with a surface as a whole of TWO THOUSAND SIX HUNDRED AND THIRTY THREE SQUARE METERS, SIX HUNDRED AND TWENTY FIVE SQUARE MILIMETERS.

RIGHTS OF PROPERTY OF "BIENES RAICES EN PROMOCION DEL CENTRO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE OVER IRREGULAR REAL ASSETS:

1.- Lot of urban land with a building in it marked with number one thousand nineteen of Primera Avenida Sur Poniente, forming a corner with Novena Calle Poniente Sur, in Tuxtla Gutierrez, State of Chiapas, with surface of TWO THOUSAND FIVE HUNDRED AND SIXTY THREE METERS, SIXTY EIGHT SQUARE DECIMETERS.

Such real asset was acquired by "BIENES RAICES EN PROMOCION DEL CENTRO", SOCIEDAD ANONIMA DE CAPITAL VARIBLE, by leasing agreement, dated January twenty three, nineteen ninety two.

2.- An approximate area of TWO THOUSAND TWO HUNDRED AND THIRTY FIVE SQUARE METERS, to be destined to the construction of a commercial site within the Commercial Center named "Plaza La Hacienda", located in a lot of land with an approximate surface of FORTY SEVEN THOUSAND EIGHT HUNDRED AND FIFTY THREE METERS, FORTY SQUARE DECIMETERS, in Fraccionamiento Villas de la Hacienda, in the Municipality of Atizapan de Zaragoza, State of Mexico.

Such real asset was acquired by "BIENES RAICES EN PROMOCION DEL CENTRO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE by means of a sales purchase agreement, dated December twenty, nineteen ninety one.

NEW CONTRIBUTIONS

By deed number forty thousand six hundred and fifty, dated October sixteen, nineteen ninety five, before Mr. Jorge A. Sanchez Cordero Davila, entitled to the notary number one hundred and fifty three in the Federal District, "BIENES RAICES EN PROMOCION DEL CENTRO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE acquired by exercising the option of a leasing agreement, the urban lot marked with number one thousand nineteen, Primera Avenida Sur Poniente, forming a corner with Novena Calle Poniente Sur in Tuxtla Gutierrez, State of Chiapas, related above within the description of assets contributed to Trust 997.

D. INDUSTRIAL MORTGAGE GRANTED BY "PRODUCTOS METALICOS VULCANO", SOCIEDAD
   ANONIMA

By deed number thirty eight thousand four hundred and ninety six, dated October eleven, nineteen ninety five, before Mr. Roberto Nunez y Bandera, entitled to notary number one in the Federal District, was spread into the record the industrial mortgage granted by "PRODUCTOS METALICOS VULCANO", SOCIEDAD ANONIMA on behalf of The Banks, over the following real assets:

1.- Lot of land located in a place named "Labores Nuevas", block that limit the streets of Francisco Beltran, to the North; Ruben Dario, to the South; Avenida Churubusco, to the East and Venustiano Carranza, to the West, in a regular manner, in Monterrey, State of Nuevo Leon, with a surface of FOURTEEN THOUSAND NINE HUNDRED AND FORTY FIVE METERS, SIXTY TWO SQUARE DECIMETERS.

Such real asset was acquired by "PRODUCTOS METALICOS VULCANO", SOCIEDAD ANONIMA, by a sales purchase agreement inserted in of deed number one thousand two hundred and thirty seven, dated December fifteen, nineteen sixty five, before Mr. Juan M. de la Garza Evia Junior, entitled to notary number ten in Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property in Monterrey, State of Nuevo Leon, under number one hundred and forty six, folio one hundred and ninety seven dash one hundred and ninety eight, volume one hundred and sixty seven, book four, section first, sub-section of property.

2.- An urban lot located in Monterrey, State of Nuevo Leon, with a surface of NINE HUNDRED AND SEVENTY FIVE METERS, TWENTY FIVE SQUARE CENTIMETERS.

Such real asset was acquired by "PRODUCTOS METALICOS VULCANO", SOCIEDAD ANONIMA, by a sales purchase agreement inserted in deed number one hundred and seventeen, dated October two, nineteen fifty six, before Mr. Esteban Gonzalez Westrup, notary public in Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property in Monterrey, State of Nuevo Leon, under number one thousand three hundred and ninety nine, folio one hundred and forty one, volume one hundred and forty nine, book first, section first, sub-section of property.

3.-  Lot or urban land located in Monterrey, State of Nuevo Leon.

Such real asset was acquired by "PRODUCTOS METALICOS VULCANO", SOCIEDAD ANONIMA, by a sales purchase agreement inserted in deed number one hundred and sixteen, dated September twenty nine, nineteen fifty six, before the same notary above, whose first testimony was registered in the Public Registry of Property in Monterrey, State of Nuevo Leon, under number one thousand three hundred and ninety four, folio one hundred and thirty nine, volume one hundred and forty nine, book first, section first, sub-section of property.

4.- Lot of land located in a place named "Labores Nuevas", in the block that limits the streets of Francisco Beltran, to the North; Ruben Dario, to the South; Avenida Churubusco, to the East and Venustiano Carranza to the West, in a regular manner in Monterrey, State of Nuevo Leon, with a surface of FOURTEEN THOUSAND NINE HUNDRED AND FORTY FIVE METERS, SEVENTY TWO SQUARE CENTIMETERS.

Such real asset was acquired by "PRODUCTOS METALICOS VULCANO", SOCIEDAD ANONIMA, by a sales purchase agreement inserted in deed number one thousand two hundred and thirty four, dated December fifteen, nineteen sixty five, before Mr. Juan M. de la Garza Evia Junior, entitled to notary number ten in Monterrey, State of Nuevo Leo, whose first testimony was registered in the Public Registry of Property in Monterrey, State of Nuevo Leon, under number one hundred and forty six, volume one hundred and sixty seven, book four, section first, sub-section of property.

5.- Over all the real assets that form part of "PRODUCTOS METALICOS VULCANO", SOCIEDAD ANONIMA, except for the money in cash, the credits on behalf of the enterprise and any other current asset of the same company.

B. INDUSTRIAL MORTGAGE GRANTED BY "COLCHONES", SOCIEDAD ANONIMA:

By deed number thirty eight thousand four hundred and ninety seven, dated October eleven, nineteen ninety five, before Mr. Roberto Nunez y Bandera, entitled to notary number one in the Federal District, was spread into the record the industrial mortgage granted by "COLCHONES", SOCIEDAD ANONIMA, on behalf of The Banks, over the following assets:

1.- The lot of land located in the block surrounding the streets Felix U. Gomez (before Zona Oriente), Tapia, M.M. del Llano and Agustin Melgar (before Fourth Avenue), in the Colonia Obrera, and constructions therein existing, in Monterrey, State of Nuevo Leon, with an approximate surface of THREE THOUSAND SIX HUNDRED AND EIGHTY ONE METERS, SEVENTEEN SQUARE CENTIMETERS.

Such real asset was acquired by "COLCHONES", SOCIEDAD ANONIMA, by a sales purchase agreement inserted in deed number two hundred and twenty five, dated August first, nineteen thirty six, before Mr. Hector Gonzalez, notary public of Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property in Monterrey, State of Nuevo Leon, under number two hundred and forty, folio fourteen, volume one hundred and nine, section first, sub-section of great property.

2.- Lot of land located in a place named "Labores Nuevas", in the block that limits the streets of Francisco Beltran, to the North; Ruben Dario, to the South; Avenida Churubusco, to the East; and Venustiano Carranza, to the West, in a regular form, in Monterrey, State of Nuevo Leon, with a surface of FOUR THOUSAND EIGHT HUNDRED AND TWENTY ONE METERS, TWENTY SQUARE DECIMETERS.

3.- Lot of land located in a place named "Labores Nuevas" in the block that limits the streets Francisco Beltran, to the North; Ruben Dario, to the South; Avenida Churubusco, to the East and Venustiano Carranza, to the West; in a regular manner, in Monterrey, State of Nuevo Leon, with a surface of TEN THOUSAND ONE HUNDRED AND TWENTY FOUR METERS, FIFTY TWO SQUARE DECIMETERS.

Such real assets were acquired by "COLCHONES", SOCIEDAD ANONIMA, by sales purchase agreement inserted in deed number one thousand two hundred and thirty six, dated December fifteen, nineteen sixty five, before Mr. Juan M. de la Garza Evia Junior, entitled to notary number ten of Monterrey, State of Nuevo Leon, whose first testimony was registered in the Public Registry of Property of Monterrey, State of Nuevo Leon, under number one hundred and forty five, folio one hundred and ninety six dash one hundred and ninety seven, volume one hundred and sixty seven, book fourth, section first, sub-section of property.

4.- Lot of urban land number seven, block thirty three, Fraccionamiento Industrial Vallejo, Delegacion Azcapotzalco in the Federal District, with a surface of ELEVEN THOUSAND SEVEN HUNDRED AND TWENTY FOUR METERS, EIGHTY SQUARE DECIMETERS.

Such real asset was acquired by "COLCHONES", SOCIEDAD ANONIMA, by a sales purchase agreement inserted in deed number thirty one thousand three hundred and twenty seven, dated December two, nineteen fifty five, before Mr. Rogerio R. Pacheco, entitled to notary number eighteen in the Federal District, whose first testimony was registered in the Public Registry of Property of this capital, in section first, tome one hundred and twenty nine, Series "A" third volume, pages two hundred and sixty six and undernumber four hundred and seventy six.

5.- Over all the real Assets that form part of "COLCHONES", SOCIEDAD ANONIMA, except for the money in cash, the credits on behalf of the enterprise and any other current asset of the company.

C. AMENDMENT TO TRUST 995.

By deed number forty one thousand one hundred and sixty seven, dated August nineteen, nineteen ninety seven, before Mr. Roberto Nunez y Bandera, entitled to notary number one in the Federal District, was spread into the record the amendment covenant of Trust 995, so that hereinafter it is guaranteed Indebtedness I in a first place and in a preference degree, Indebtedness II and in a second place and in a preference degree.

D. AMENDMENT TO TRUST 997.

By deed number forty one thousand one hundred and sixty eight, dated August nineteen, nineteen ninety seven, before the same notary above, was spread into the record the amendment covenant of Trust 997, hereinafter it is guaranteed Indebtedness I in a first place and in a preference degree, Indebtedness II and in a second place and in a preference degree.

E. AMENDMENT TO MORTGAGES.

1.- By deed number forty one thousand one hundred and sixty nine, dated August nineteen, nineteen ninety seven, before the same notary above, was spread into the record the amendment of the industrial mortgage constituted by "PRODUCTOS METALICOS VULCANO", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, modifying its nature by means of a civil mortgage constituted in first place and degree on behalf of the Syndicate of Banks.

Likewise, Bank Creditors exempted of guarantee constituted in the original mortgage, the industrial unit including the personal assets directed to exploitation, money in cash and the credits on behalf of "PRODUCTOS METALICOS VULCANO", SOCIEDAD ANONIMA, originated by its operations.

2.- By deed number forty one thousand one hundred and seventy, dated August nineteen, nineteen ninety seven, before the same notary as above, was spread into the record the amendment of the industrial mortgage constituted by "COLCHONES", SOCIEDAD ANONIMA, modifying its nature by means of a civil mortgage constituted in first place and degree on behalf of the Syndicate of Banks.

Likewise, the Syndicate of Banks exempted of the guarantee constituted in the original mortgage of the industrial unit including the personal assets directed to the exploitation, the money in cash and the credits on behalf of Colchones, originated by its operations.


                                R E C I T A L S .


I. BBV and the Syndicate of Banks, the latter by means of the Fiduciary, who at the same time acts by means of the fiduciary delegates state, under protest of telling the truth, that:

(a) BBV in its character of fiduciary institution in the Trust, is the only and legitimate proprietor of the Shares that are affected to the Trust in the terms and with the extension referred to in the certificate issued by BBV and that is attached herein as Exhibit "F". BBV is also duly recognized as GS&R shareholder in terms of the certificate issued by the Secretary of the Board of Directors attached hereto as Exhibit "G", in which it is spread upon the record: (i) the number of Shares that BBV is entitled to in the capital stock of GS&R, in its character of fiduciary institution in terms of the Trust, (ii) the percentage of participation that the shares represent in the total amount of the capital stock of GS&R entitled to vote as of this date, and (iii) the duly registration of BBV, in its character of fiduciary institution, in the Register Book of Shares of GS&R.

      The total amount of the Shares as of this date is totally subscribed and paid and free of all liens and/or of domain limits and is free of any controversy, claim, suit or demand.

(b) The Syndicate of Banks, as may correspond to each one of them, is duly faculted to carry out the execution of this agreement, subject to what it is set forth in this instrument, and specifically to transfer the Purchaser, in the terms herein established, the titles of the Rights of Credit, according to the Percentages of Participation that each one of them have, being the Syndicate of Banks, as may correspond to each one of them, the only one entitled to the Rights of Credit, in terms and under the circumstances referred to in the Constitutive Documents of the Indebtedness.

(c) It does not exist as of this date, nor shall there exist, sales purchase options, preferential rights, liabilities, titles or any other security or convertible instrument into shares representing the outstanding capital stock of GS&R, before or after the date of signature of this agreement, that may: (i) limit, diminish or restrict the faculties of BBV to carry out the free transfer of the Shares on behalf of the Purchaser in the terms herein established, (ii) limit or restrict the free exercise and disposition of the rights incorporated to the Shares, or (iii) diminish or dissolve, in any manner, the percentage of participation that as of this date the Shares represent, taking into account the capital stock of GS&R.

(d) According to the Constitutive Documents of Indebtedness and except as otherwise expressly set forth in paragraph (b) of the following Clause Twentieth, there does not exist any limit or restriction that, as the case may be, prohibits or restricts the Syndicate of Banks to carry out the transfer of the Rights of Credit in the terms set forth herein, since in terms of Clause Eighteen of each one of the Constitutive Documents of Indebtedness, S&R and each one of the Guarantors (as are defined and specified in the Constitutive Documents of Indebtedness) expressly and irrevocable granted the Syndicate of Banks faculties so that, in terms of article two hundred and ninety nine of the General Law of Credit Instruments and of Credit Operations, carry out the assignment or the discount of the Rights of Credit, waiving the Syndicate of Banks, as of this date, to the exercise of the preferential right regarding the Rights of Credit. Such express waiving is spread upon the record of the document attached hereto as Exhibit "H one" through Exhibit "H four" of this Agreement. Notwithstanding the foregoing and in terms of Clause Eighteen of this Agreement, the Syndicate of Banks shall be bound to notify S&R about the transfer of the Rights of Credit on behalf of the Purchaser subject to the terms and conditions set forth in clause Eighth hereto.

(e) BBV, in its character of fiduciary institution, as instructed by the Technical Committee of the Trust and in terms of the Mandate, as it was instructed by the Syndicate of Banks, carried and has carried out, as of this date, all the necessary legal acts to execute and perform, indistinctivelly, the Bid, the acceptance and homologation of the Joint Offer, the issuance of the Decision, as well as the execution of this agreement, being the purposes of such Trust, as well as the purpose of the Mandate to allow or permit the execution of such acts. Likewise, its fiduciary delegates count, as of this date, with the necessary faculties to bind BBV in terms of this agreement, without such faculties being modified, limited or revoked.

(f) According to what it is stated in paragraph (e) above, nor the execution nor the performance of the Bid, nor the homologation, nor the acceptance of the Joint Offer, nor the execution of this agreement implies, or as the case may be, imply a breach in terms of (i) the Trust, (ii) the Mandate,
     (iii) the by-laws of BBV, of the trustors in the Trust, or as the case may be, of GS&R and/or any of the subsidiary companies of the latter, (iv) any agreement or any liability of which any of the Sellers, respectively, form part or it is applicable or exceptionable to them, as the case may be, (v) any law, regulation or general provision in effect in the Unites States of Mexico that prevent the Sellers (and/or GS&R and S&R, as may correspond to them) to strictly, completely and in due time comply with the rights and obligations that are stipulated and derived from their duties in terms of this agreement.

(g) To issue the Decision, in conformity with the Basis, the Technical Committee of the Trust and the Syndicate of Banks, take into account, as may correspond to them, the amount and characteristics of the Joint Bid submitted by the Purchaser in the Bid, since in such Joint Bid, the highest price for the joint acquisition of the Shares and of the Rights of Credit were offered, in the intelligence that the documents and information also submitted by the Purchaser attached to the application of the corresponding authorization and during the Bid, under judgement of the Technical Committee and the Financial Agent, comply with the requirements set forth in the Basis.

(h) Except as otherwise provided in the procedure to reduce the Price of the Package (as the latter is defined herein) as set forth in clause Thirteenth and in the responsibility referred to in the following clauses Sixteenth and Seventeenth, nor the Sellers, nor the Trustors in the Trust respectively assume or shall assume any responsibility before the Purchaser or before any third party, for any cause different to those expressly set forth in this agreement in the sale and transfer of property of the Shares and of the Rights of Credit.

(i) The guarantees are those described in Antecedent VIII of this instrument. The pledge and fiduciary guarantees over industrial property rights keep the state described in Exhibit "A" attached hereto.

(j) Both BBV, as fiduciary institution, and the Syndicate of Banks, as may correspond to each one of them, act in good faith, without their will being affected by error, fraud or bad faith.

(k) They exclusively know about the financial position of GS&R, of S&R and of their subsidiary companies based in (i) the financial information contained in GS&R consolidated financial statements as of December thirty first, nineteen ninety eight duly audited by means of the signature of external auditors Mancera, Sociedad Civil, Ernst & Young (hereinafter referred to as the Financial Statements) attached hereto as Exhibit "I", and (ii) the legal, corporate, financial and commercial documents that, as the case may be, were available and were put into the disposition of the Purchaser in terms of paragraph number 4 of the Basis.

I. The Purchaser states by means of its representatives and under protest of telling the truth, that:

(a) It is a company duly incorporated according to the Laws of the United States of Mexico.

(b) Its representatives count with the necessary faculties to execute this agreement, as it is credited hereinafter.

(c) It has carried out, as of this date, all the necessary corporate acts to execute this agreement, as well as to interfere and to participate in the Bid and to submit the Joint Offer, since its corporate purpose allows it to carry out, among other acts, the acquisition of the Shares, as well as the acquisition of the Rights of Credit, without the execution of this agreement implying a breach of (i) its By-laws, (ii) an agreement or any obligation that forms part or that is applicable or exceptionable, as the case may be (iii) any effective law, regulation or general provision in the United States of Mexico, that prevent the Purchaser to strictly, completely and in due time comply with the rights and obligations set forth and derived from its duties in terms of this agreement.

(d) Exclusively knows based in (i) the Financial Statements, and (ii) in the legal, corporate, financial and commercial documents that were available and that were put into the disposition of the Purchaser in terms of paragraph number 4 of the Basis, the financial position of GS&R, of S&R and of the subsidiary companies of GS&R. The Purchaser has practiced in terms of paragraph number 4 of the Basis a legal, financial and accounting review of GS&R and of its subsidiary companies, of the assets and liabilities of the latter, as well as of the same legal, corporate, financial and commercial documents that, as the case may be, were available and were put into the disposition of the Purchaser in terms of paragraph number 4 of the Basis, respectively. On the other hand and regarding what it is stated above, the Purchaser, in terms of paragraph number 4 of the same Basis, (i) obtained the answer of the questions that, as the case may be, were formulated regarding the information of GS&R, the assets and liabilities of GS&R and each one of the subsidiary companies of GS&R, (ii) hold meetings with the directive and/or operative officers of GS&R and of its corresponding subsidiaries that, as the case may be, were applied in terms of the same Basis, and (iii) likewise, carried out physical inspection visits to the assets and/or to the facilities that are the property or are in the possession of GS&R and/or of its subsidiaries that, as the case may be, and under its responsibility are considered necessary. (e) It participated in the Bid process and likewise, it executes this sales purchase agreement knowing in every moment that it shall only have the right to obtain, as the case may be, a reduction in the Price of the Package, exclusively under the terms and conditions set forth in clauses Thirteenth, Fourteenth and Fifteenth of this instrument and likewise, knowingly that nor the Sellers, nor the Trustors in the Trust, assume or shall assume, as may correspond to each one of them and except otherwise set forth herein, before the Purchaser or before any third party, any responsibility, for any cause, because of the sale and transfer of the property of the Shares and of the Rights of Credit, in the terms of this instrument.

(f) It exclusively acts in its name and on its own account, as stated in the application of authorization and in the Joint Offer submitted in the Bid in which it becomes the winner.

(g) It acts in good faith, being its will expressed without error, fraud and bad faith.

(h) As it convenes to its interests and in the terms and statements contained in the Joint Offer and in this instrument, it desires and agrees to purchase the Shares and Rights of Credit to the Sellers, as may correspond to each one of them, and precisely in the terms agreed herein.

NOW THEREFORE, in consideration of the Antecedents and Recitals contained herein, the parties agree as follows:

                                 CHAPTER FIRST.

                SALES PURCHASE AGREEMENT WITH DOMAIN RESERVATION

                                  C L A U S E S

FIRST. JOINT SALES PURCHASE OF THE PACKAGE.- Subject to the compliance of all and each one of the suspensive conditions established in this agreement and in conformity with its terms, the Sellers jointly sell to the Purchaser, and the Purchaser buys and acquires from the Sellers (i) all the Shares and (ii) all the Rights of Credit (hereinafter referred to as the Package), in such manner and in the terms established in article one thousand nine hundred and sixty one of the Civil Code for the Federal District, applicable in a suppletory manner in mercantile matters.

The parties agree that, subject to the fulfilment of the conditions referred to in this instrument, the Rights of Credit shall be acquired by the Purchaser with all what in fact and in right may correspond to them, including in an enunciative but not limited manner, all the Guarantees in terms and for the effects referred to in article two thousand and thirty two of the Civil Code for the Federal District, applicable in a suppletory manner in mercantile matters.

SECOND. PRICE OF THE PACKAGE.- The price for the sales purchase of the Package referred to in clause First above, is the total amount of 314,261,274 IUS (three hundred and fourteen million two hundred and sixty one thousand two hundred and seventy four Investment Units) (hereinafter referred to as the Price of the Package); such price was offered by the Purchaser in the Joint Offer. The Price of the Package is exempt of the Added Value Tax in terms of fraction seventh of article ninth of the corresponding Law.

THIRD. PAYMENT OF THE PRICE OF THE PACKAGE.- The Purchaser is bound to pay the Sellers, by means of BBV, the Price of the Package, in the following manner:

(a) The amount in Pesos, Mexican currency equivalent to 78,565,318.5 IUS (SEVENTY EIGHT MILLION FIVE HUNDRED AND SIXTY FIVE THOUSAND THREE HUNDRED AND EIGHTEEN POINT FIVE Investment Units), that represent a 25% (twenty five percent) of the Price of the Package in the date of signature of this agreement. Such amount is paid and delivered by the Purchaser in Pesos, Mexican currency, according to what it is set forth in clause Seventh of this agreement and in the following paragraphs (i) and (ii).

In this sense, the Purchaser is bound to pay the Sellers, as a first installment of the Price of the Package, the amount of $ 194,974,922.40 (ONE HUNDRED AND NINETY FOUR MILLION NINE HUNDRED AND SEVENTY FOUR THOUSAND AND NINE HUNDRED AND TWENTY TWO PESOS AND FORTY CENTS, Mexican currency. Taking as the conversion value, the one applicable on the tenth day of March, nineteen ninety nine, i.e.,
2.481692 (TWO POINT FOUR HUNDRED AND EIGHTY ONE THOUSAND SIX HUNDRED AND NINETY TWO PESOS), Mexican currency. The amount above mentioned is delivered to the Sellers according to what it is set forth in the following clause Seventh and shall be received and applied by the Sellers on account of the payment of the Price of the Package, according to the preferential order referred to in the following clause Fifth:

(a) By means of the application, upon the election of the Purchaser, of the guarantee of seriousness and of payment constituted by the same Purchaser in terms of paragraph number 3.2 of the Basis (hereinafter referred to as the Guarantee of Seriousness and of Payment). Such guarantee is nominated in U.S. dollars. In the event that the Purchaser applies the Guarantee of Seriousness and of Payment to pay the installment of the Price of the Package as referred to in paragraph (a) of this clause, the Purchaser must notify the Sellers on writing about such situation, by means of BBV, with for at least one business day prior to the date of signature of this agreement. If this is the case, the application of the Guarantee of Seriousness and of Payment shall be done in Pesos, Mexican currency according to the exchange rate that in order to pay the pecuniary obligations nominated in foreign currencies is published by the Bank of Mexico in the Federal Official Gazette in that date, in the understanding that the delivery of the funds covered by the Guarantee of Seriousness and of Payment shall be carried out in terms of such guarantee and subject to what it is disposed of in clauses Fifth and Seventh of this agreement. In the event that the Purchaser decides not to apply the Guarantee of Seriousness and of Payment to pay the installment of the Price of the Package in the terms set forth herein, the Purchaser must credit, by means of BBV, also with for at least one business day prior to the date of signature of this agreement, that the Purchaser has issued irrevocable instructions to a financial institution, so that the amount in Pesos, Mexican currency of the Guarantee of Seriousness and of Payment, in the date in which such notice is done and in the terms set forth above, is delivered in such way and applied as set forth in this paragraph (a) of this clause in the account of the Sellers referred to in the following clause Seventh. The foregoing, in the understanding that in such assumption and as the case may be, the Purchaser binds itself to deliver in an irrevocable manner to the Sellers and due to a loss in the currency exchange, the difference that may exist between the amount effectively delivered by the corresponding financial institution in the terms referred to above and the amount that effectively was perceived by the Sellers in the event the Purchaser has elected the application of the Guarantee of Seriousness and of Payment as stated in this subparagraph (i).

The parties agree that the Guarantee of Seriousness and of Payment shall remain effective in terms of the Basis until the total payment of the installment of the Price of the Package referred to in paragraph (a) of this clause is not carried out in terms of the following clause Seventh, and likewise, in the understanding that the material devolution of the mentioned Guarantee of Seriousness and of Payment shall proceed until the installment is totally paid by the Purchaser. If this is the case, the material devolution of the Guarantee of Seriousness and of Payment herein stated shall be carried out by BBV no later than the following immediate business day to that in which the Purchaser credits the total payment of the installment of the Price of the Package as referred to in paragraph (a) of this clause and in terms of the following clause Seventh.

(ii) By means of the payment in cash, in Mexican currency, of the outstanding balance of the first installment of the Price of the Package as referred to in this paragraph (a), once the amount of the Guarantee of Seriousness and of Payment is discounted or as the case may be, it is applied the equivalent amount in the terms set forth in subparagraph (i) above in the assumption that the Purchaser has elected not to apply such guarantee. The outstanding balance to this date amounts $145,757,992.40 (ONE HUNDRED AND FORTY FIIVE MILLION SEVEN HUNDRED AND FIFTY SEVEN THOUSAND NINE HUNDRED AND TWENTY TWO PESOS WITH FORTY CENTS, MEXICAN CURRENCY).

The Sellers, as may correspond to each one of them and by means of BBV, shall give the Purchaser a receipt of the payment of the 25% (twenty five percent) of the Price of the Package set forth in paragraph (a) of this clause, once the payment of such amount is credited by the Purchaser in the account and subject to the terms referred to in the following clauses Fifth and Seventh.

(a) The amount in Pesos, Mexican currency equivalent to 78,565,318.5 IUS (SEVENTY EIGHT MILLION FIVE HUNDRED AND SIXTY FIVE THOUSAND THREE HUNDRED AND EIGHTEEN POINT FIVE Investment Units), which represent a 25% (twenty five percent) of the Price of the Package shall be paid no later than the following 60 (sixty) natural days to this date, i.e., no later than May tenth, nineteen ninety nine. Such amount shall be paid and delivered by the Purchaser in Pesos, Mexican currency, according to what it is set forth in the following clause Seventh and the same shall be applied based in the preferential order referred to in clause Fifth.

(b) The remnant amount, i.e., the amount in Pesos, Mexican currency equivalent to 157,130,637 IUS (ONE HUNDRED AND FIFTY MILLION AND ONE HUNDRED AND THIRTY THOUSAND SIX HUNDRED AND THIRTY SEVEN Investment Units) shall be paid no later than the following one hundred and twenty natural days to this date, i.e., no later than July eighth, nineteen ninety nine.

Such amount shall be paid and delivered by the Purchaser in Pesos, Mexican currency according to what it is set forth in the following clause Seventh, and the same shall be applied based in the preferential order referred to in clause Fifth.

The payments referred to in paragraphs (b) and (c) above of this clause must be covered by the Purchaser, together with the corresponding amount of the increase of the Price of the Package that, on account of the deferred payment is generated in terms of clause Fourth of this agreement. Such increase shall be calculated between the date of signature of this agreement and the corresponding date of payment.

FOURTH. INCREASE IN THE PRICE OF THE PACKAGE DUE TO A DEFERRED PAYMENT.- The outstanding balance of the Price of the Package shall be increased as of the date of signature of this agreement until the date of its total payment, by reason of an updating annual factor of 900 (nine hundred) basic points (hereinafter referred to as the Increase for the Deferred Payment). The Increase for the Deferred Payment shall be payable in due periods, the same day in which they must be paid (or as the case may be, in the day these are paid due to an advance payment) the payments referred to in paragraphs (b) and (c) of clause Third, this means, the days 10 (ten) of May, nineteen ninety nine, and 10 (ten) of July, nineteen ninety nine, respectively.

In order to calculate the Increase for the Deferred Payment, the year is integrated by 360 (three hundred and sixty) days and the only days that are considered are those effectively elapsed.

Notwithstanding the foregoing, the parties agree that any delay in the fulfillment of the pecuniary obligations on account of the Purchaser in terms of this agreement, shall cause a moratory interest over the principal outstanding balance of the Price of the Package, during the term in which the delay elapses in an annual rate of 1800 (one thousand eight hundred) basic points.

FIFTH. APPLICATION OF THE PAYMENTS.- The parties agree that any payment done by the Purchaser, regarding the Price of the Package in the terms set forth in the Third clause above or as the case may be, in the terms referred to in the following clause Sixth, shall be applied, in the day in which they are paid and based in their proportion, in a first place to cover the expenses and costs that are expressly established in the following clause Nineteenth, and in a second place to pay the moratory interests regarding the outstanding balance of the Price of the Package, in a third place to the payment of the Increase due to the Deferred Payment and finally, to the payment of the remnant of the Price of the Package, in the understanding that regarding the latter, the payment shall be applied, in a first place, to the payment of the outstanding balance of the Rights of Credit and once satisfied such balance shall be applied in a second place to the payment of the Shares. The above, without prejudice of what it is set forth in clauses First and Second hereto.

SIXTH. ADVANCED PAYMENT.- The Purchaser may pay in advance, without any penalty nor award, all or part of the outstanding balance of the Price of the Package as referred to in paragraphs (b) and (c) of clause Third above, prior a written notice given to the Sellers with for at least 5 (five) business days in advance to the corresponding date of payment, provided that, jointly with such payment, it is totally paid the Increase for the Deferred Payment to the date in which the advanced payment is done. The notice herein referred to must specifically contain the amount of the advance payment regarding the outstanding balance of the Price of the Package that the Purchaser wants to apply. Such amount shall be respectively applied subject to the terms referred to in clauses Fifth and Seventh, hereto.

The parties agree that under no circumstances, the advanced payment referred to in this clause, may have as effect the reduction of the Price of the Package, nor shall be applied any penalty for such advanced payments.

SEVENTH. FORM AND PLACE OF PAYMENT.- The Price of the Package, including in its case the increases for deferred payments, according to what it is set forth in this agreement, must be paid by the Purchaser to the Sellers, as may correspond to them, by means of BBV and by means of an electronic transference of funds through the Electronic System of Payment of Ample Use "SPEUA" implemented by the Bank of Mexico, in funds immediately available in or before 12:00 hours of the day that constitutes the date of payment, according to clause Third or as the case may be clause Sixth above, to the account in Banco Bilbao Vizcaya Mexico, Sociedad Anonima, Institucion de Banca Multiple, Grupo Financiero BBV-Probursa as expressly is indicated in the document attached herein as Exhibit "J".

The parties agree that the payments, referred to in clauses Third and Sixth above, shall be done in Pesos, Mexican currency, according to the equivalent amount that, in such coin and in terms of the equivalence in IUS published by the Bank of Mexico in the Federal Official Gazette in the date of payment. What it is stated above, in the understanding that the outstanding balance of the Price of the Package on account of the Purchaser shall be expressed in all events, in IUS.

EIGHTH. DOMAIN RESERVATION.- Regarding the fact that the Shares and the Rights of Credit are jointly transferred, the parties expressly agree that the Sellers reserve themselves the property of the Shares and of the Rights of Credit, in what may correspond to each one of them, and in terms of article two thousand three hundred and twelve of the Civil Code for the Federal District, applicable in a suppletory manner in mercantile matters, until the Price of the Package is duly paid in the terms set forth herein.

In this regard, the property of the Shares (including the corporate and patrimonial rights incorporated to them) and the Rights of Credit, as well as the original possession of the titles that cover the Shares, the Constitutive Documents of Indebtedness, and the notes documenting the Rights of Credit, respectively (hereinafter referred to as the Notes), is preserved by each one of the Sellers, as may correspond to each one of them, until (i) the Purchaser has paid (or as the case may be, the fiduciary institution of the trust as referred to in the following clause Twenty First has paid) the outstanding balance of the Price of the Package (including the payment of the Increase due to the Deferred Payment, and/or the moratory interests that in its case may proceed as set forth in clause Fourth of this agreement), and (ii) the suspensive conditions stated in the following clause Twentieth are fulfilled.

About the domain reservation as referred to in this clause, the parties agree that the ordinary interests that in its case are accrued by the Rights of Credit according to the Constitutive Documents of Indebtedness must be ordinarily paid to BBV to be credited to the Syndicate of Banks on behalf of S&R, in terms of the latter documents, until the property and domain of the Package on behalf of the Purchaser as set forth in this clause is not transferred.

Once all and each one of the provisions and conditions referred to in paragraphs
(i) and (ii) of the second paragraph of this clause are totally updated and fulfilled, it shall be considered that the Price of the Package is duly paid, for the effects of article two thousand three hundred and twelve of the Civil Code for the Federal District, applicable in a suppletory manner, operating until that moment, on behalf of the Purchaser, the transfer of the property of the Shares and of the Rights of Credit. In this event and precisely in the date in which the Price of the Package is duly paid in the terms herein established, the Sellers (by means of BBV) are bound to notify, jointly with the Purchaser, to S&R and to GS&R, as may correspond to them, the transfer of the Rights of Credit and of the Shares on behalf of the Purchaser. The above, without prejudice of what it is disposed of in the last paragraph of the following clause Ninth.

NINTH.- MATERIAL DELIVERY OF THE TITLES OF THE SHARES AND OF THE CONSTITUTIVE DOCUMENTS OF INDEBTEDNESS.- In terms of what it is set forth in clause Eighth, in fine, above and once all and each one of the provisions and conditions referred to in subparagraphs (i) and (ii) of the second paragraph of clause Eighth above are complied, the parties agree that the Sellers shall materially deliver to the Purchaser, by means of BBV, (i) the titles covering the Shares, which may be duly endorsed in property on behalf of the Purchaser, (ii) The Constitutive Documents of Indebtedness, and (iii) the Notes, which may be duly endorsed in property, without responsibility, on behalf of the Purchaser by means of BBV, in terms of what it is set forth in the following clause Sixteenth. The above, in the understanding that because the "out of stock exchange" transfer of the Shares and the consequent material delivery of the titles that cover the Shares, the Sellers, as may correspond to each one of them, under no circumstances, may apply for the cancellation of the registration of the shares representing the capital stock of GS&R in the National Registry of Securities and Intermediaries, on account of the National Bank and Stock Exchange Commission, nor, as the case may be, may apply for the cancellation of the quotation of the shares representing the capital stock of GS&R in the Bolsa Mexicana de Valores, Sociedad Anonima de Capital Variable.

The material delivery referred to above, must be carried out in the third business day following the date in which the provisions and conditions referred to in subparagraphs (i) and (ii) of the second paragraph of clause Eighth above are carried out, in the domicile that BBV established in clause Twenty Fourth of this instrument, or in any other domicile that on writing is indicated by BBV to the Purchaser with for at least 2 (two) business days in advance to the date in which the corresponding delivery shall be done.

The parties agree that the registration of the transfer of the Shares on behalf of the Purchaser in the register book of shares of GS&R as referred to in article 128 of the General Law of Mercantile Companies, must be applied before GS&R by the Purchaser, in the terms referred to in article one hundred and twenty nine, in fine, of such regulation, in any time after all and each one of the assumptions and conditions referred to in subparagraphs (i) and (ii) of the second paragraph of clause Eighth above are carried out, without the Sellers assuming any responsibility regarding the formalization or the execution of such registration.

TENTH.- FULFILLMENT.- In the event that the Purchaser do not pay the Price of the Package set forth in paragraph (a) of clause Third above or in the event that the obligation to make the contribution to the irrevocable trust referred to in the first paragraph of the following clause Twenty First is not complied, if the payment herein referred to must be done according to clause Twenty First, the Sellers may, upon their election, judicially shall demand the forced fulfillment of this agreement or shall rescind the same without need of judicial declaration, in whose case, the amount of the Guarantee of Seriousness and of Payment shall be applied in the benefit of the Sellers by concept of penalty derived from such unfulfillment and in order to indemnify the Sellers from damages.

In the other hand, in the event that the Purchaser do not comply with all of the payments of the Price of the Package as referred to in paragraphs (b) and (c) of clause Third above, or in the event that the obligation to carry out any of the contributions to the irrevocable trust as referred to in the last paragraph of the following clause Twenty First, in case the payments herein referred to must be carried out according to what it is disposed of in such clause Twenty First, the Sellers may judicially demand the forced fullfilment of this agreement, or may rescind the latter, without need of judicial declaration, in whose case, the Purchaser is bound to pay the Sellers, by concept of penalty and in order to indemnify the Sellers from damages, the equivalent amount of 25% (twenty five percent) of the Price of the Package. In this case, the parties unconditionally and irrevocably agree, that the Sellers may apply the payment directly to the penalty established herein, to the outstanding balance of the first payment of the Price of the Package set forth in paragraph (a) of clause Third above, or as the case may be, the fiduciary of the Trust as referred to in the following clause Twenty First may irrevocably deliver the Sellers for damages the amount that initially has been contributed by the Purchaser to such trust in terms of the following clause Twenty First, being obliged the Sellers to reimburse the Purchaser, as the case may be, and within a term that shall not exceed of 5
(five) business days following the date in which the above is carried out, the outstanding balance of the payments that, regarding the Price of the Package, the latter has carried out to this date. The parties agree that the devolution herein referred to shall be done in Pesos, Mexican currency, according to the equivalence in IUS that were subject matter of the payment, in the date in which the devolution is carried out, in terms of the publication of the Bank of Mexico in the Federal Official Gazette.

In the event that this agreement is rescinded in terms of this clause and/or the following clause Twentieth, the Sellers shall immediately recover in what may correspond to each one of them, the free disposition of the Shares and of the Rights of Credit, without need of judicial declaration, having the faculty to freely transfer the Package on behalf of any third party, in what may correspond to each one of them, as of the unfulfillment that originates the rescission in terms of this clause and/or the following clause Twentieth.

Notwithstanding what it is stated in the first two paragraphs of this clause, in the event that the Purchaser pays less that the exact and opportune payment of the outstanding balance of the Price of the Package, in terms of what it is set forth in clause Third above, the Sellers preserve their right to decide to demand judicially the forced fulfillment of this agreement, in whose case, the moratory delayed interest over the outstanding balance of the Price of the Package shall be caused, during the term in which the delay lasts, to the moratory interest rate referred to in the last paragraph of clause Fourth above.

ELEVENTH.- NEW MEETING OF GS&R AND OF S&R.- The parties expressly agree that once the (i) Purchaser notifies on writing to the Sellers, by means of BBV in the conventional domicile of the Seller as referred to in the following clause Twenty Fourth, that the Purchaser (or as the case may be the Purchaser and the fiduciary institution referred to in the irrevocable trust set forth in the following clause Twenty First) shall totally pay the Price of the Package (including in its case the payment of the Increase of the Deferred Payment and/or the moratory interests according to what it is set forth herein) and likewise, the Purchaser authentically credits such situation to the Sellers (hereinafter referred to as the Notice of Payment) and (ii) the fulfillment of all the conditions referred to in the following clause Twentieth are carried out by BBV, in its character of fiduciary institution, BBV binds itself to make that GS&R and S&R by means of their competent organs call a general ordinary shareholders' meeting of GS&R and S&R no later than the immediate business day following that in which the Sellers receive by means of BBV, the Notice of Payment, so that in such meetings are approved, regarding GS&R and S&R, respectively, the following matters:

(a) The unconditional acceptance of the resignation of the members of the board of directors (proprietor or alternate) composing the Board of Directors of GS&R and of S&R, as well as of the examiners of GS&R and of S&R, to the date of the holding of the meeting and by granting them on behalf of such persons, the most ample release that in law proceeds regarding the acts, that as the case may be, were carried out by such persons in the performance of their duties;

(b) The designation of a new Board of Directors and of the surveillance organ of GS&R and S&R, as may correspond to them, prior the agreement of the acts referred to in paragraph (a) above of this clause. The designation herein foreseen shall be carried out in conformity with the instructions that, for such effect, shall be provided on writing by the Purchaser to BBV in terms of the notice referred to in the penultimate paragraph of this clause; and

(c) The revocation and the granting of new powers of attorney, which also shall be carried out by BBV, subject to the instructions that on writing the Purchaser indicates to BBV in terms of the notice referred to in the penultimate paragraph of this clause.

For the effects of what it is disposed of in the first paragraph of this clause, the parties agree that the Purchaser shall be bound to deliver BBV the Notice of Payment, no later than the sixteen business day immediately before the date in which the total payment of the Price of the Package is going to be done.

The parties agree that in the event that the Purchaser do not submit the Notice of Payment in the terms herein established, the holding of the shareholders meetings referred to herein, must be carried out within the 15 (fifteen) business days following the date in which the total payment of the Price of Package is done, and likewise the conditions referred to in clause Twentieth, in terms of clause Eighth above are fullfiled.

TWELFTH.- DESIGNATION OF THE GENERAL DIRECTOR OF GS&R AND S&R.- The parties agree that on the date of signature of this agreement (or as the case may be within the 17 (seventeen) following natural days, only regarding the designation of the members of the Board of Directors herein stated) and prior to the credit of the total amount of the payment referred to in paragraph (a) of clause Third above by the Purchaser (or as the case may be, prior to credit the constitution of the trust referred to in the following clause Twenty First and the contribution to its patrimony by the Purchaser of the total amount above referred to), BBV, as fiduciary institution, is bound before the Purchaser that GS&R and S&R designate, by means of a Shareholders' Meeting and by means of the Board of Directors Meeting of GS&R and S&R, as may correspond to them, in terms of the legal and by-laws provisions, Messrs. Arturo Ramos Ochoa and Luis Jorge Echarte Fernandez, as proprietor members of the Board of Directors of GS&R and S&R, respectively, and Mr. Jose Filiberto Jimenez Diaz, as General Director of GS&R and S&R, respectively, (The General Director). The foregoing, in the understanding that each one of the persons herein referred to are attorneys of the Purchaser (and/or of any of the subsidiaries, branch offices and/or associated companies of the Purchaser) and occupy, in what may correspond to each one of them, a high direction duty regarding the Purchaser (or regarding any of the subsidiaries, branch offices and /or associated companies of the Purchaser).

In part, the General Director shall have, regarding GS&R and S&R, respectively, the faculties that are granted to such officer according to the effective by-laws of GS&R and S&R, and such faculties may be exercised by the General Director subject to the formalities that are detailed in the document attached hereto as Exhibit "K". Likewise, and subject to what it is set forth in such document, the General Director shall expressly have the faculty to designate the persons of first and of second inferior immediate level to such office, that shall help the latter, while performing his duties (hereinafter referred to as Auxiliary Officers).

Likewise, the Sellers are bound before the Purchaser that GS&R and S&R refrain themselves to carry out, without the prior written consent of the General Director and during all the time elapsed between the date of signature of this agreement and the date in which the fulfillment of the provisions and conditions referred to in subparagraphs (i) and (ii) of the second paragraph of clause Eighth above and the acts referred to in such document are fulfilled. What it is stated above, without prejudice of what it is set forth in the last paragraph of this clause.

The General Director and the Auxiliary Officers shall perceive the nominal wage for the performance of their duties referred to in this clause, likewise it is established in the document that is attached hereto as Exhibit "L", and this perons shall be hired in a temporal manner by GS&R and S&R, respectively, in the terms referred to in article thirty seven of the Federal Labor Law, attending the transitory character of their duties.

The Purchaser binds itself before the Sellers to carry out, by means of its General Director and during the term elapsed between the date of signature of this instrument and the date in which the Price of the Package is considered duly paid according to clause Eighth above, the real and material operation of GS&R and S&R and of the other subsidiary companies in which GS&R, directly or indirectly, participates.

The designation of the General Director and of each one of the Auxiliary Officers referred to herein shall cease and shall be understood fully revoked, without need of any resolution or notice, in the event that the Purchaser incurs in the unfulfillment of any of the obligations derived from the duties set forth in this instrument (or as the case may be) derived from the trust referred to in the following clause Twenty First, indistinctly) and the Sellers shall elect to rescind this agreement in terms of clause Tenth above, by ceasing as of such moment, also without need of any notice or resolution, the faculties conferred by GS&R and S&R, respectively, to General Director and/or the Auxiliary Officers, as may correspond to them, according to the by-laws in effect of GS&R and S&R up this date.

THIRTEENTH.- ADJUSTMENT OF THE PRICE OF THE PACKAGE.- The Sellers bind themselves to adjust the Price of the Package, only if in conformity to what it is set forth in this clause, there exist a net difference on behalf of the Purchaser higher to the amount of $30,000,000.00 pesos (thirty million pesos 00/100 Mex. Cy.). In order to determine such net difference on behalf of the Purchaser, they must:

(a) Sum up (i) the Registered Inexistent Assets and (ii) the Non Registered Liabilities in the Financial Statements and (b) to substract to the sum referred to in paragraph (a) above, the amount that results from summing up
     (i) the non registered existing Assets and (ii) the Inexistent or Excessive Liabilities registered in the Financial Statements.

(b) For the effects set forth in paragraphs (a) and (b) above of this clause, in the term Inexistent Registered Assets are not comprehended such assets whose value in books, because of unuse or because of being in process of sale or decline may be higher to the value of use or of realization. Except for the foregoing, the terms Inexistent Registered Assets, Non registered Existing Liabilities, Non Registered Existing Assets and Inexistent or Excessive Registered Liabilities shall have the meaning that each one of those concepts must be attributed in conformity to the generally accepted accounting principles in Mexico existing as of December thirty first, nineteen ninety eight, considering that such principles must be applied attending to a scenery of an ongoing business. Financial Statements shall mean, those defined and determined in such way, in subparagraph (k), paragraph number I, chapter of Recitals of this agreement.

The Purchaser may apply the Sellers the adjustment of the Price of the Package provided that the Purchaser (i) carry out an auditory of the purchase as referred to in the following clause Fourteenth and (ii) submits the application writ of adjustment (the Adjustment Application) to the Price of the Package, no later than 2 (two) business days following the date in which the term is due and in which the auditory of purchase shall be carried out according to subparagraph
(i) above. The parties expressly and irrevocably agree that, if the Adjustment Application is not submitted on time, or in the event such application does not meet the requirements referred to in the following paragraph, the Purchaser shall lose the right to obtain any adjustment.

The Adjustment Application must be done in a one-page writ, which may not be modified after its submittal and to the same must be attached by the Purchaser, in an obligatory manner, the report of the auditory that sustains the adjustment of the price duly applied and subscribed by the Purchaser and by the Auditor of the Purchaser (as it is defined hereinafter) (hereinafter referred to as the Report of the Auditory).

FOURTEENTH.- PURCHASE AUDITORY.- In terms of clause Thirteenth above, the Purchaser may carry out, through the auditor referred to in the following paragraph of this clause, the realization of an auditory of the purchase (hereinafter referred to as the Auditory of the Purchase) with the purpose of determining if an adjustment to the Price of the Package proceeds. The Auditory of the Purchase may begin as of the date of signature of this agreement and in no case may exceed a 30 (thirty) natural day term counted as of such date, this is, must conclude no later that April 10, nineteen ninety nine. The Purchaser will cover the costs and expenses derived from the Purchase Auditory.

The Purchaser designates as its external auditors PriceWaterhouse Coopers, Sociedad Civil (hereinafter referred to as the Auditor of the Purchaser), so that such auditors carry out the Auditory of the Purchase, in the understanding that such auditors are duly authorized to report financial statements by the Department of Treasury and of Public Credit according to the applicable provisions, and that they have known prestige in the accounting area. The Auditory of the Purchase shall be carried out to the regulations and to the auditory procedures adopted and applied, in a consistent manner, to this date, by the Instituto Mexicano de Contadores Publicos, Asociacion Civil.

The Sellers are bound to provide (or as the case may be, GS&R and/or its subsidiary companies) to the Purchaser, all the documents and information that the Purchaser or as the case may be the Auditor of the Purchaser reasonably requires with the purpose of practicing the Auditory of the Purchaser, as well as in its case, GS&R and/or the subsidiary companies shall allow the access to the Auditor of the Purchaser to the offices, stores, facilities, house wares and other assets property of or in possession of GS&R and/or of its subsidiary companies, in the understanding that such access must be carried out in business days and hours (except that GS&R, S&R and/or the corresponding subsidiary of GS&R agree to the contrary), and that the same may not interfere, in any manner, with the ordinary operation of the businesses performed by GS&R and/or by its subsidiary companies in such facilities.

FIFTEENTH.- PROCEDURE TO ADJUST THE PRICE OF THE PACKAGE.- The Sellers shall count with a 15 (fifteen) business day term as of the reception of the Adjustment Application and of the Report of the Auditory to manifest on writing to the Purchaser and to the Auditor of the Purchaser, if they agree or disagree with the adjustment of the Price of the Package indicated in the Adjustment Application. The delivery of the Adjustment Application must be carried out by means of BBV in the conventional domicile referred to in the following clause Twenty Fourth.

The parties agree that, in the event the Sellers and the Auditor of the latter (hereinafter referred to as the Auditor of the Sellers) agree with the adjustment applied for by the Purchaser in the Adjustment Application, such adjustment shall be carried out charged to the outstanding balance of the Price of the Package as referred to in paragraph (c) of clause Third above, which shall be noticed on writing by the Purchaser.

In the event that the Sellers and the Auditor of the Sellers demonstrate their disagreement regarding the Adjustment of the Price of the Package stated in the Adjustment Application, the Purchaser must be notified on writing in the conventional domicile referred to in the following clause Twenty Fourth and within the term referred to in the first paragraph of this clause. In this event, the Sellers and the Purchaser are bound, so that the Auditor of the Sellers and the Auditor of the Purchaser (hereinafter referred to as the Auditors), no later than 10 (ten) natural days following the date in which the Purchaser is notified of the disagreement of the Sellers, according to what it is set forth hereto:

(a) Deal with the items that may modify the Price of the Package in terms of clause Thirteenth above.

(b) Decide about the differences that may have derived from the items established in clause Thirteenth above.

(c) Solve the possible disagreements that derive from the items referred to in paragraphs (a) and (b) above.

(d) Agree in the amount of adjustment that, in its case, must be done to the Price of the Package.

In the event that any of the Auditors excuses or renounces to carry out any of the acts referred to in paragraphs (a), (b), (c) or (d) above, the Purchaser or the Sellers, as the case may be, must designate other public accountant that must be duly authorized to make financial statements reports by the Department of Treasury and of Public Credit according to applicable provisions, for the effects of this clause (hereinafter referred to as the Substitute Auditor).

The designation must be done no later that the following 5 (five) natural day term as of the date in which any of the Auditors ceases to participate. In the event that the Purchaser do not carry out the designation of the Substitute Auditor, in the terms referred to herein, the parties unconditionally and irrevocably agree that the Purchaser shall lose all its rights to apply or as the case may be, to obtain the adjustment contained in the Adjustment Application. Each party must pay the auditor's fees, as may correspond to them. In the event that the auditors do not agree about the adjustment of the Price of the Package applied in terms of the Adjustment Application, within 11 (eleven) natural following days counted as of the date in which the Purchaser received the notice of disagreement to the Adjustment Application on behalf of he Sellers, the parties unconditionally and irrevocably agree in designating "Salles Sainz y Compania", Sociedad Civil, as arbitrator (hereinafter referred to as the "Arbitrator") in order to solve the controversy in an amiable composition.

In the event that the designated Arbitrator excuses, renounces or, if in this case is not capable to perform its duties as Arbitrator, the parties agree in this act in designating as Substitute Arbitrator any of the Auditors related in the document attached hereto as Exhibit "M". The parties agree in advance that the invitation of the referred Auditors shall be done in the same order that appear in such document, and the latter shall be carried out, as the case may be, by any of the parties and the party that carries it out shall immediately notice on writing to the other party about this situation.

Experts that are deemed convenient may assist the Arbitrator. The Sellers and the Purchaser will pay in equal parts, the fees of the Arbitrator and the expenses in which he may incur, including the expert's fees that may help them in their duties.

The arbitration procedure set forth in paragraph above, shall be subject to the following:

(a)  It shall be carried out in the City of Mexico, Federal District.

(b) The Arbitrator shall establish the rules for the substantiation of the procedure, in which there must no be motions. Likewise, the Arbitrator shall establish the proofs that shall result important to that procedure. As a consequence, the parties shall invariable submit themselves to the regulations established by the Arbitrator according to what it is set forth herein.

(c) The Arbitrator shall have the faculty to obtain all the necessary elements of judgment to solve the questions submitted to arbitration.

(d) The Arbitrator shall solve in conscience, under truth known and good faith kept, without being subject to the essential formalities of the procedure, in a term no longer than 20 (twenty) natural days counted as of the date in which the controversy is submitted to arbitration.

(e) The award of the Arbitrator shall be binding among the parties, shall be not opposable and shall not admit any remedy, renouncing expressly the parties to any appeal, except for the clarifications to the award, asked by the party, applied within 3 (three) business days following the notice given by the Arbitrator, counting the latter with 3 (three) business days to make such clarifications.

(f) When the arbitration award is breached, the affected party shall submit a claim before the competent courts in order to ask for the execution of the corresponding award; and

(g) In what it is not stated herein, the Code of Commerce or in its defect the Code of Civil Procedures for the Federal District shall be applied suppletorily.

The Parties expressly agree so that the Adjustment of the Price of the Package, as the case may be, shall proceed derived from the concepts established in clause Thirteenth of the agreement and to be solved according to the arbitration procedure set forth in this clause.

The Auditory of the Purchaser, as well as the adjustments in the price that in its case may proceed shall be done without prejudice of the obligation of the Purchaser to pay on time the Price of the Package in terms of clause Third above. In this sense, the parties agree that, in the event the Price of the Package is adjusted according to what it is set forth herein, such adjustment shall be done charged to the payment of the Price of the Package set forth in paragraph (c) of clause Third above, being released the Purchaser to pay the Price of the Package in the amount subject matter of the adjustment.

SIXTEENTH.- RESPONSIBILITIES OF THE SELLERS.- The parties expressly, unconditionally and irrevocably agree that, once elapsed the term referred to in the first paragraph of clause Fourteenth above, as well as the termination of the Auditory of the Purchase and except for the additional reimbursement that in a limited manner is referred herein, there shall not be any application for additional adjustment to the Price of the Package. Consequently, the parties expressly agree that except for what it is referred to in the procedure to reduce the price in terms of clauses Thirteenth, Fourteenth and Fifteenth above and for what it is set forth herein, nor the Sellers, nor as the case may be, the trustors in the Trust assume or shall assume any responsibility before the Purchaser and/or before any third party regarding the existence or inexistence of the assets and/or liabilities that, as the case may be, are found or are not found registered in the financial statements or because of any other reason. Derived from the foregoing, the Purchaser expressly, unconditionally and irrevocably recognizes that the responsibility of the Sellers and as the case may be, of the trustors in the trust, shall be limited exclusively to the claims that, having been submitted on time by the Purchaser shall proceed and derived directly from the mechanism of price adjustment established in clause Thirteenth above and only for the limited concepts indicated in such clause, or that as the case may be derived from the concepts set forth expressly and in a limit manner in terms of this clause.

Without prejudice of what it is stated in clauses Thirteenth, Fourteenth and Fifteenth above, the Sellers in this act bind themselves to additionally reimburse the Purchaser, as part of the price, the adjustment of the Package referred to in clause Thirteenth above and within the term established in terms of the last paragraph of clause Fifteenth above (hereinafter referred to as Additional Adjustment), (or as the case may be, within the 15 (fifteen) business days following the date in which these are carried out according to what it is established herein), all those amounts that (i) in excess of the constitutional indemnifications referred to in the Federal Labor Law and that also proceed and are legally expensed by GS&R and S&R, indistinctly, in terms of the formalities referred to in Exhibit "N" hereto, in order to terminate the labor relations that such companies maintain (or maintained in a previous manner to this date) with (1) the person that has performed the duty of General Director of GS&R and of S&R in a prior and immediate manner to the date of execution of this agreement, and whose identity and seniority in GS&R and S&R, respectively, are expressly detailed in Exhibit "N" hereto, and/or (2) with any of the first level officers of GS&R and/or S&R, respectively, that are also related in a limited manner in the document that is attached herein, in which at the same time are detailed their identity data, duty and seniority in GS&R and/or S&R, respectively, or (ii) by virtue of a final judgment that does not limit any remedy, are paid (or as the case may be) must be paid by GS&R and S&R, regarding any labor claim (hereinafter referred to as the Labor Claims) that against any of the latter and with the purpose of executing this agreement, or because of the advanced termination of the existing labor relations to this date with such companies are submitted in any future moment to the date of execution of this agreement and within the term herein foreseen, only and exclusively by the officers of GS&R and/or S&R that, in a limited manner, are related in subparagraph (i) immediately above to this paragraph of this clause. In this sense and regarding the reimburse referred to in this subparagraph (ii) above of this paragraph, the parties expressly and irrevocably agree that the obligation of the Sellers to reimburse the Additional Adjustment to the Purchaser shall only and exclusively proceed in the event the Labor Claim reaches their final conclusion, by virtue of the jurisdictional award that causes final judgment, in which it is ordered to pay GS&R and S&R, indistinctly, any indemnification of pecuniary character.

The liabilities of the Sellers regarding subparagraph (ii) of the immediate paragraph above to this clause, shall be subject within the three (3) following business days to the date of reception of any notice related to the Labor Claims by GS&R and/or of S&R, such companies give a written notice to the Sellers by means of BBV and in the domicile referred to in the following clause Twenty Fourth, in whose case the Sellers grant an additional term of 3 (three) following business days counted as of the date of reception of such notice, to designate the professionals that shall be involved in the defense of the corresponding Labor Claim. The Sellers shall incur in all moments in the payment of the corresponding professional fees, expenses and rights that, with the purpose of such defense are expensed by GS&R and/or S&R, respectively, and shall be a party, in every moment of an Additional Adjustment. In the event the Sellers, as may correspond to them do not designate the mentioned professionals within the term above stated, GS&R and/or S&R, as may correspond to them, GS&R and S&R shall have the right to designate such professionals, running on account of the Sellers their fees according to what it is set forth above. The parties agree that the Sellers may, in any moment, replace such professionals or designate additional professionals, without need to obtain the consent of GS&R, of S&R and/or of the Purchaser.

For such effects, the Purchaser binds himself before the Sellers so that GS&R and/or S&R, as may correspond to them, to grant the necessary powers of attorney and faculties of representation on behalf of the professionals referred to in paragraph above, to carry out the judicial defense of any of the Labor Claims, in the understanding that such designation and formalization of the corresponding powers of attorney must be carried out by GS&R and/or S&R, within 2 (two) business day term following the date in which the Sellers, by means of BBV, indicate the identity of the corresponding professionals to GS&R and/or S&R.

The liabilities of the Sellers established in the immediate paragraphs above of this clause shall be effective within a 12 (twelve) months term counted as of the date of signature of this agreement, in the understanding that such liabilities are extinguished, without need of judicial declaration or notice, once concluded the term set forth herein. The foregoing, in the understanding that the Additional Adjustment proceeds, the payment of liquidations of the officers herein referred to and that are related in the document attached hereto as Exhibit "N" must be carried out by the Purchaser, by means of GS&R, S&R and/or any other subsidiary companies, within 15 (fifteen) following business days as of the date in which the total payment of the Price of the Package is done, or as the case may be, no later than in the date of payment of the Price of the Package in the event in which the Purchaser submits a Notice of Payment in terms of clause Eleventh above.

Likewise, the parties expressly agree that, in terms of the applicable legal provisions, the transfer of the Rights of Credit subject matter of this agreement is carried out by the Syndicate of Banks without no responsibility, so such transfer do not respond or as the case may be shall respond, respectively before the Purchaser and/or before any third party, for the solvency of S&R and/or of GS&R. Derived from the foregoing, the parties agree that the endorsement of the Notes as referred to in clauses Eighth and Ninth above shall be carried out, without any responsibility, if this is the case and subject to what it is set forth in such clauses, which shall be expressly mentioned in the endorsement leyend to be registered in the Certificates of the Notes, in terms of the second paragraph of article thirty four of the General Law of Credit Instruments and of Credit Operations. In this sense, the Purchaser expressly agrees that the Syndicate of Banks shall only and exclusively respond before the Purchaser in what may correspond to each one of them, for the existence and legitimacy of the Rights of Credit, as well as for the eviction of the same, the latter in terms of what it is set forth in the following clause Seventeenth.

SEVENTEENTH.- INDEMNIFICATION.- The trustors in the Trust, by means of BBV, in the part that may correspond to them and in terms of the same Trust, as well as the Syndicate of Banks, in what it may correspond to each one of them, bind themselves before the Purchaser to the indemnification in case of eviction of the Package, respectively, only in the case that the Purchaser is deprived from the domain and/or property of any of the Shares and/or of any of the Rights of Credit, by reason of the final judgment. Likewise and in the terms and for the effects of what it is set forth in article two thousand one hundred and twenty one of the Civil Code for the Federal District, applicable in a suppletory manner, and in article three hundred and eighty four of the Code of Commerce, the parties agree that the trustors in the Trust, by means of BBV, in the part that may correspond to them, in terms of the same Trust, as well as the Syndicate of Banks, in the part that may correspond to them, only shall be bound to reimburse the Purchaser, in what it is set forth herein, the price duly paid by the latter by the party of the Package that is the reason of the eviction, in its equivalent in IUS to the date in which it is submitted or operates such reimbursement, in the understanding that also the interests accrued shall be reimbursed to the Purchaser, as the case may be, in the amount that was the purpose of the restitution in the terms above referred, by reason of a factor of 900 (nine hundred basic points) over the total amount of such amount.

In the other hand, the Purchaser accepts in an irrevocable and free manner that the Sellers do not respond in any way for defects or manifested defects that the Shares and the Rights of Credits or Notes may have.

EIGHTEENTH.- DELIVERY AND RECEPTION OF GS&R.- Once the Sellers bind themselves so that GS&R and S&R designate in the date of signature of this agreement, the General Director, in terms of clause Twelfth above, the parties expressly agree that in the moment in which the Price of the Package is totally paid and also other conditions are fulfilled as referred to in subparagraph (ii) of the second paragraph of clause Eighth above, it shall understood that the Sellers have transferred the original possession and have virtually delivered to such date to the Purchaser, and the Purchaser shall have received in such way, all and each one of the assets property of GS&R and of the subsidiary companies of the latter.

As a consequence, the parties agree that for all legal effects, it shall be understood that the Purchaser grants irrevocably on behalf of the Sellers, the most ample release that in law proceeds regarding the delivery of all the properties referred to in the first paragraph of this clause, precisely at the moment of total fulfillment of the provisions and conditions referred to in subparagraphs (i) and (ii) of the second paragraph of clause Eighth above.

NINETEENTH.- EXPENSES.- All the expenses derived from the deed and registration of this agreement, shall be exclusively on account of the Purchaser. Any expense carried out by the Sellers, when they are on account of the Purchaser, shall be reimbursed by the latter, within the following 3 (three) business days upon its application. The delay in the payment of such expenses shall generate moratory interests in an annual rate of 900 (nine hundred) basic points over the remnant of the expenses that are the subject matter of the delay in its payment.

TWENTIETH.- SUSPENSIVE CONDITIONS.- The parties agree that the legal effects derived from this sales purchase agreement are subject to the suspensive condition, that:

(a) The Federal Commission of Competency (hereinafter referred to as the Commission) solves not to object the acquisition of the Package on behalf of Purchaser, through the execution and signature of this agreement. The suspensive condition herein set forth shall be understood duly fulfilled, even though the Commission decides to impose any condition or restriction that as the case may be, limits or conditioned the acquisition of the Package by the Purchaser, in the understanding that the latter shall have in such assumption, the right to stipulate on its behalf in terms of the second paragraph of this clause, in the sense of electing to be subject or not to any condition or restriction.

(b) The Bank of Mexico decides to authorize, in terms of article ninety three of the Law of Credit Institutions, the transfer of the Rights of Credit by the Syndicate of Banks on behalf of the Purchaser, through the execution of this agreement.

(c) The National Commission of Foreign Investments decides to authorize the acquisition of the Shares by the Purchaser in terms of article ninth of the Foreign Investments Law, if it is applicable to the subject matter of this agreement.

The parties agree that in the event that the Commission decides to impose any condition or restriction to the acquisition of the Package by the Purchaser, and that such condition or restriction must be totally or partially complied by the same Purchaser and/or by any of its subsidiaries, branch offices, affiliates or associated companies or by GS&R, S&R and/or any of the subsidiary, branch offices or associated companies of GS&R, the Purchaser may elect to be subject or not to such condition or restriction. The Purchaser must notify the Sellers, by means of BBV, within a not extendible term of 10 (ten) natural days following the date in which according to the applicable effective provisions, the administrative decision issued by the Commission was notified to the Purchaser, its decision to be subject or not to the corresponding condition or restriction. In the event that the Purchaser elects not to be subject to such resolution, the parties agree that this agreement shall be terminated without any responsibility. In the event that the Purchaser elects to comply with the condition or restriction issued by the Commission or that in its case, the Purchaser do not expressly notify the Sellers, by means of BBV, its decision to be subject or not to such condition or restriction in the terms set forth above, the Purchaser is bound before the Sellers to comply it in its terms (or as the case may be, obliged in its character of majority shareholder, any of its subsidiaries, branch offices, affiliates or associated companies) or as the case may be, to GS&R, S&R and/or any of its subsidiaries, branch offices, affiliates or associated companies that carry it out in terms of subparagraph (ii) of the immediate following paragraph, without any responsibility to the Sellers and, consequently, the conditions or restrictions that in its case were imposed by the Commission to object the merger of this Agreement if the conditions or restrictions that as the case may be, have been imposed by the Commission not to object the merger subject matter of this agreement, the Purchaser shall lose, as a penalty and in order to indemnify the Sellers from damages that such unfulfillment may cause, the total amount paid in terms of paragraph (a) of clause Third, proceeding also in this case and if the Sellers decided so, the rescission of this agreement, case in which the latter shall be bound to reimburse the Purchaser the outstanding balance of the payment carried out, in its case, what shall be done in terms of the second paragraph of clause Tenth above. The foregoing, without prejudice of what it is established in the last paragraph of clause Tenth above.

The parties agree that in the event that the Commission decides to impose a condition or restriction in the terms herein stated that must be, totally or partially, fulfilled by GS&R, S&R and/or any of its subsidiary companies and the Purchaser has decided to be subject or to consent to such resolution in the terms contained in the immediate paragraph above, shall be subject as follows:

(i) Since the date of signature of this agreement and until the transfer of the property of the Package in terms of the second paragraph of clause Eighth above operates, the Sellers in their character of majority shareholders of GS&R shall be bound before the Purchaser so that GS&R, S&R and/or their subsidiary companies comply, be subject to or implement such restriction or condition in its terms. The foregoing, in the understanding that the Purchaser is bound to pay the total amount of the Price of the Package according to the terms set forth in this agreement, independently of the nature, reach or effects of the restriction or condition that in its case is to be imposed by the Commission and that were subject to GS&R, S&R and/or any of the subsidiary companies in the terms herein provided.

(ii) As of the moment in which the transfer of property of the Package operates in terms of the second paragraph of clause Eighth above on behalf of the Purchaser, shall cease the obligation on account of the Sellers set forth in subparagraph (i) above to this clause, case and moment as of which the Purchaser, in its character of majority shareholder of GS&R is bound before the Sellers so that GS&R, S&R and/or their subsidiary companies submit, implement or as the case may be, continue with the implementation and fulfillment of the restriction or condition, in its terms, without responsibility for the Sellers. The foregoing, in the understanding that the Purchaser shall be bound to pay the total amount of the Price of the Package according to the terms set forth in this agreement, independently of the nature, reach or effects of the restriction or condition that as the case may be is imposed by the Commission and are subject by GS&R, S&R and/or by any of their subsidiary companies. In virtue of the foregoing, if such condition or restriction is not complied, in its terms, by GS&R, S&R and/or any of their subsidiary companies according to what it is established herein, and as a consequence, the conditions that have been imposed by the Commission not to object to the merger subject matter of this agreement, the Purchaser shall lose as a penalty and in order to indemnify the Sellers from damages, the total amount paid in terms of paragraph (a) of clause Third, proceeding also in such case and if it is elected by the Sellers, the rescission of this agreement, being obliged the Sellers to reimburse the Purchaser of the remnant of the payments done in its case, which may be done in terms of the second paragraph of clause Tenth above. The above, without prejudice of what it is established in the last paragraph of such clause Tenth above.

TWENTY FIRST.- TRUST FOR THE PAYMENT OF THE PRICE OF THE PACKAGE.- The parties agree that if in the date of signature of this agreement the legal effects of this agreement are suspended, by reason of the non compliance to this date of the suspensive conditions referred to in paragraphs (a), (b) and as the case may be (c) of clause Twentieth above, the Purchaser shall be obliged to contribute in cash and in Mexican currency, in the guarantee Trust and the payment shall be determined by the Sellers (hereinafter referred to as the Trust of Payment of the Price of the Package), the Price of the Package in the amount corresponding to this date according to paragraph (a) of clause Third above.

The parties agree that the Trust of Payment of the Price of the Package shall be constituted, as the case may be, through a national fiduciary institution that is acceptable to the Sellers, and the same shall have as purpose (i) to guarantee on behalf of the Sellers, the installment of the Price of the Package in the amount that may correspond to this date according to paragraph (a) of clause Third of this agreement, or as the case may be, the payment of the amounts referred to in paragraphs (b) and (c) of clause Third above, in the event these must be contributed to the patrimony of the Trust of Payment of the Price of the Package according to what it is set forth in the latter paragraph of this clause, as well as (ii) to serve as an instrument of payment for the installment referred to in paragraph (i) above, once the suspensive conditions set forth in clause Twentieth above are complied.

In this sense, the Purchaser shall be bound to execute the Trust of Payment of the Price of the Package under the following conditions (i) shall have as purpose (1) to serve as a means of payment for the installment of the Price of the Package on behalf of the Purchaser, in the amount that may correspond to this date according to paragraph (a) of clause Third of this agreement, and as the case may be, of the corresponding amount according to paragraphs (b) and (c) of clause Third of this agreement according to what it is established in the following paragraph, in the case that such installments have to be contributed by the Purchaser to the patrimony of the Trust of Payment of the Price of the Package in the terms herein provided, as well as (2) to serve as means of guarantee so that the Purchaser carries out the payments referred to in paragraphs (b) and (c) of clause Third above, in the terms set forth in the last paragraph of this clause, for the case that such payments must be done according to what it is set forth in such paragraph; (ii) the amount to be contributed to the Trust of Payment of the Package, as well as the interests accrued by such amount, shall be reimbursed and released by the corresponding fiduciary institution on behalf of the Purchaser, in the event they are not complied for causes non attributable to the Purchaser in terms of clause Twentieth above and within a 150 (one hundred and fifty) natural days term following the date of signature of this instrument, the suspensive conditions referred to in paragraphs (a), (b) and as the case may be (c) of clause Twentieth of this agreement; (iii) in the event that the suspensive conditions referred to in paragraph (ii) above are complied within the term therein provided, the amount contributed to the Trust of Payment of the Price of the Package and for the interests accrued by such amount, shall be irrevocably delivered by the corresponding fiduciary institution to the Sellers, in the same date and in terms of clause Twentieth of this agreement, as an installment of the Price of the Package, in the amount that may correspond to this date according to clause Third and Fourth of this agreement; (iv) the amount that initially shall be contributed to the Trust of the Payment of the Price of the Package according to subparagraphs (i) and (ii) above of this paragraph, must be nominated in pesos, Mexican currency, to arise for at least a 25% (twenty five percent) of the Price of the Package, and the amount must derive from (1) the application of the Guarantee of Seriousness and of Payment, which, as the case may be, shall be carried out in terms of clauses Third paragraph (a) and Seventh above and in the same constitutive document of the Guarantee of Seriousness and of Payment, and
(2) the contribution in cash, in Pesos, Mexican currency on behalf of the Purchaser of the outstanding balance exceeding the amount of the Guarantee of Seriousness and of Payment for the case in which, it should be applied in the terms established herein or (3) the contribution of the total amount in cash, in Pesos, Mexican currency, as referred to in paragraph (a) of clause Third above, for the case that the Purchaser elects not to apply the Guarantee of Seriousness and of Payment in terms of clause Third of this agreement; (v) in the event that
(1) in terms of clause Twentieth above, the conditions set forth in such clause for causes attributable to the Purchaser are not complied, or (2) the Purchaser do not make the payments referred to in paragraphs (b) and (c) of clause Third above in the terms established in the last paragraph of this clause, for the case in which such payments must be carried out according to what it is set forth herein, the Purchaser shall lose all amount contributed to the patrimony of the Trust of the Payment of the Price of the Package in an amount equivalent to that referred to in paragraph (a) of clause Third above, amount that shall be irrevocably delivered by the fiduciary institution on behalf of the Sellers, as penalty derived from the unfulfillment on account of the Purchaser of the obligations derived from its duties, in terms of this agreement, and in order to indemnify the Sellers from damages, case in which, it may also rescind this agreement in terms of clause Tenth above. The corresponding fiduciary institution on behalf of the Purchaser will reimburse the sums that in excess of the amount referred to above are affected to the patrimony of the Trust for the Payment of the Price of the Package. The parties agree that the devolution herein referred to shall be done by the fiduciary institution in Pesos, Mexican currency, according to the equivalency that, in terms of the publication of the Bank of Mexico in the Federal Official Gazette had, to the date of the devolution, the IUS, as the case may be, have contributed by the Purchaser to the patrimony of the Trust for the Payment of the Price of the Package in excess of the amount referred to in paragraph (a) of clause Third above.

The foregoing, in the understanding that the Purchaser may not deny to subscribe and sign the Trust for the Payment of the Price of the Package, if it is consistent with the terms and conditions referred to in subparagraphs (i), (ii),
(iii), (iv) and (v) of the immediate paragraph above. The Purchaser and the Sellers in equal parts will pay the expenses derived from the constitution and administration of the Trust for the Payment of the Price of the Package.

The Trust of Payment of the Price of the Package set forth in the paragraph above, shall be also applicable to the payments referred to in paragraphs (b) and (c) of clause Third of this agreement, for the case that up this date in which the Purchaser must carry out such payments, at the same time, the suspensive conditions are pending of being complied as referred to in paragraphs
(a), (b) and (c) of clause Twentieth of this agreement, case in which the Purchaser shall be bound to irrevocably contribute with such amounts to the patrimony of the Trust of the Payment of the Price of the Package, in the terms established in subparagraphs (i), (ii), (iii), (iv) and (v) of the third paragraph of this clause.

TWENTY SECOND.- TAX AND ACCOUNTING VALUE OF THE PRICE OF THE PACKAGE AND TAX REFUNDS.- The parties expressly agree that exclusively for tax and accounting purposes from the Price of the Package, the following amounts shall be assigned regarding the Shares and the Rights of Credit, subject to the preference referred to in clause Fifth, in fine, above:

(a) The amount of three hundred fourteen millions, two hundred and sixty thousand seven hundred and seventy four Investment Units regarding the Rights of Credit; and

(b)  The amount of five hundred Investment Units regarding the Shares.

The securities referred to in paragraphs (a) and (b) above, shall be adjusted for tax and accounting purposes in terms of the formula attached hereto as Exhibit "O", in the event that the Price of the Package suffers an adjustment in the terms and under the conditions referred to in clause Thirteenth above, which shall be done subject to the preference provided in clause Fifth, in fine, above.

For the purposes set forth in this agreement, the parties agree that the taxes, that according to the applicable tax law are on their account, shall be on each one of them, as may correspond to them.

In this sense, the parties agree that in terms of the applicable tax law, the Purchaser is bound to make the withholdings that, as the case may be shall proceed regarding the Price of the Package, unless Banregio in its character of fiduciary institution in the Shareholders' Trust and in terms of article one hundred and three of the Income Tax Law in effect and state on writing to the Purchaser that such withholding shall be done (or as the case may be the trustors in such trust may do it) regarding the part of the Price of the Package that may correspond to them, a minor provisional payment, once the requirements established in article one hundred and twenty six of the Regulation of such Law are complied.

TWENTY THIRD.- INTERPRETATION, LEGISLATION AND JURISDICTION.- The parties hereby expressly agree, that for the interpretation and fulfillment of this agreement, they shall be subject to the effective laws in the United States of Mexico. Except as otherwise stated in clause FIFTEENTH above, the parties hereby, submit themselves to the jurisdiction of the competent federal courts in the city of Mexico, Federal District, waiving hereby to any other jurisdiction that may correspond to them, by reason of their present or future domicile.

TWENTY FOURTH.- DOMICILES.- For the purposes stated herein, the Sellers and the Purchaser establish as their conventional domiciles, the following:

SELLERS:

"BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, DIVISION FIDUCIARIA: Montes Urales number six hundred and twenty, second floor, Colonia Lomas de Chapultepec, Delegacion Miguel Hidalgo, Zip code, number eleven thousand in the city of Mexico, Federal District.

ATTENTION: Raul Vazquez Alcantara.

"BANCO SANTANDER MEXICANO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SANTANDER MEXICANO: Avenida Paseo de la Reforma number two hundred and thirteen, fifth floor in the city of Mexico, Federal District.

ATTENTION:  Carlos Creel Cobian.

"BANCA SERFIIN", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO SERFIN: Avenida Prolongacion Paseo de la Reforma number five hundred, module three hundred and thirteen, Colonia Santa Fe in the city of Mexico, Federal District.

ATTENTION:  Javier Perez Martinez.

"CITIBANK MEXICO", SOCIEDAD ANONIMA, GRUPO FINANCIERO CITIBANK: Paseo de la Reforma number four hundred and fifty, twelve floor, Colonia Juarez in the city of Mexico, Federal District.

ATTENTION:  Juan Carlos Rivas Alvarez.

"BANCOMER", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO:
Avenida Universidad number one thousand two hundred, Colonia Xoco, Delegacion Benito Juarez, Zip code number zero three thousand three hundred and thirty nine.

ATTENTION:  Eduardo Osuna Osuna.

PURCHASER:

"GRUPO ELEKTRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE: Avenida Insurgentes Sur number three thousand five hundred and seventy nine, Colonia Tlalpan La Joya, Zip code number fourteen thousand in the city of Mexico, Federal District.

ATTENTION:  Luis Jorge Echarte Fernandez.
With copy to:  Gonzalo Garcia de Luca.

TWENTY FIFTH.- TOTAL UNDERSTANDING.- This agreement supersedes all prior agreements or contracts heretofore made and entered into by the parties, specifically the Call and the Basis that are related with the acquisition of the Package, ceasing their effects as of this moment.

                                 CHAPTER SECOND.

   ASSIGNMENT OF THE RIGHTS OF THE FIDEICOMMISSARIES AND MORTGAGE GUARANTEES.

                                   C L A U S E

S O L E .- In virtue of the sales purchase set forth above, "GRUPO ELEKTRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, remains as creditor of S&R, and the guarantees executed for such credit are on behalf of "GRUPO ELEKTRA", provided that the conditions established in the corresponding chapter are complied.

As a consequence of what it is set forth above, "GRUPO ELEKTRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE is the fideicomissary of the rights of Trust 995 and of Trust 997, as well as of the mortgages related in the antecedents of this deed.

I, THE NOTARY PUBLIC CERTIFIES:

I.- That under my judgment the appearing persons have the legal capacity to execute this act, and that I get sure of their identity according to the relation attached to the Appendix of this deed with letter "A".

II.- That the representative of "GRUPO ELEKTRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE expressly states that, under protest of telling the truth, in the mentioned company participates neutral foreign investment and they credit before me its registration in the National Registry of Foreign Investments, with the document attached to the appendix of this deed with letter "G".

III.- That the representatives of "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, DIVISION FIDUCIARIA AND "GRUPO ELEKTRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE state that its principals are legally capable to execute this act, and credit that the faculties they have, have not being revoked, nor modified, with the certificates attached hereto as Appendix "R" and "S".

IV.- That the representatives of the Purchaser state that the registration of this deed in the corresponding Public Registries of Property and in any other Register shall be in charge of the Purchaser, releasing the subscribed Notary of any responsibility. Likewise, they state that they agree to execute this instrument, without the obtention of the corresponding certificates of liens and by assuming any risk for this situation.

V.- That the appearing persons state that their personal circumstances are:

Fausto Vega Jaramillo, Mexican, born in Mexico, Federal District, on October 2nd, nineteen fifty, married, with domicile in Montes Urales number seven hundred and twenty, Colonia Lomas de Chapultepec, Delegacion Miguel Hidalgo, Zip code number eleven thousand, bank officer.

Raul Vazquez Alcantara, Mexican, born in Mexico, Federal District, on February fourteen, nineteen sixty five, married, with the same domicile than the above person, bank officer.

Gonzalo Garcia de Luca, Mexican, born in Mexico, Federal District, on November sixteen, nineteen sixty five, married, with domicile in Insurgentes Sur number three thousand five hundred and sixty nine, Colonia Tlalpan la Joya in the city of Mexico, Federal District, manager.

Luis Jorge Echarte Fernandez, North American, born in April twenty third, nineteen forty five, married, with the same domicile above mentioned, Finance Director. Credits his legal stay in the country with FM three number three hundred and forty one thousand six hundred and eighty three, visitant immigrant and authorized to remain in the country until September four, nineteen ninety nine.

And state that its principal is registered in the Federal Register of Taxpayers'number: "GEF-890427-E31".

VI.  That I have on sight the documents stated in this deed.

VII. That I have read and explained this deed to the appearing persons and that they have signed it in conformity on March ten, of this year, moment in which the appearing persons exhibit me and official letter issued by the "Bank of Mexico", where the Syndicate of Banks is authorized the sell the rights of credit conditioning such authorization regarding to Citibank so that the Credit Committee of such bank authorizes the transfer; regarding such official letter the representatives of the Purchaser state that its principal is bound to use reasonable practices subject to law for the administration and collection of the rights of credit and it knows and that it acknowledges and shall respect the laws, regulations, good practices, uses and bank and mercantile costumes applicable in administrative and collection matters of the rights of credit.

The appearing persons also exhibit me a letter issued by Citibank in which it is informed that its Committee of Credit has approved the sale of the rights of credit in terms of the official letter issued by the "Bank of Mexico" cited above. Such documents are attached to the appendix of this deed letters "T one" and "T two". The appearing persons exhibit me the official letter issued by the Federal Commission of Economic Competency in which this operation is authorized. I attach such official letter to the Appendix of this deed with the letter "U".

The appearing persons also state that with such official letters, the suspensive conditions referred to in paragraphs (a) and (b) of clause Twentieth of chapter first of this instrument are complied and state that the condition contained in paragraph (c) of such clause is not applicable to the Purchaser since its principal is not in the assumption referred to in article ninth of the Foreign Investments Law. In virtue of the foregoing, the appearing persons state that the suspensive conditions related to this operation have been totally complied. Read and explained this addition to the parties, they sign this document at the same time it is authorized. I give my faith. Signatures of Messrs. Fausto Vega Jaramillo, Raul Vazquez Alcantara, Gonzalo Garcia de Luca and Luis Jorge Echarte Fernandez.

F. Rico A.                                                                Rubric

The seal of authorization.

THE COMPLEMENTARY NOTES ARE PLACED IN SEPARATE PAGES ATTACHED HERTO TO THE APPENDIX OF THIS INSTRUMENT.

JOSE ANTONIO MANZANERO ESCUTIA, entitled to notary number one hundred and thirty eight of the city of Mexico, Federal District, acting as associate to the Protocole of notary number six, entitled to Mr. FAUSTO RICO ALVAREZ.

I ISSUE THE FIRST TESTIMONY, FIRST IN ITS ORDER TO ACQUIRE "GRUPO ELEKTRA", SOCIEDAD ANONIMA DE CAPITAL VARIABLE, SO THAT THIS TESTIMONY SERVES AS PROPERTY TITLE, IN SEVENTY EIGHT PAGES.

MEXICO, FEDERAL DISTRICT, APRIL EIGHT, NINETEEN NINETY NINE.

I GIVE FAITH.

CAF/mccm.


         (A seal that says:
         United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public. Notary Number 138.
Mexico, Federal District)







                                       "A"

                    Explanation Note regarding the situation
            of some guarantees of Indebtedness I and Indebtedness II

     In addition to what it is indicated in Antecedent VIII of the Sales Purchase Agreement, this Exhibit "A" is attached to such Agreement and forms an integral part of it. The situation of some Guarantees granted in relation to Indebtedness I and Indebtedness II, is the following:

1.   Affectation of the Trademarks to Trust 995.

Notwithstanding that according to what it is set forth in the Credit Agreement mentioned in Part I of the Restructure of the Liabilities of GS&R carried out during 1995, the rights derived from the trademarks, commercial notices and trade names of S&R, as well as the applications of registration of the trademarks, commercial notices and trade names established in Exhibit "B" of such agreement must be registered on behalf of the Fiduciary in Trust 995 and registered such lien in the Mexican Institute of Industrial Property, up to the date of this agreement, (i) such trademarks, commercial notices and trade names of S&R established in Exhibit "B" are not registered on behalf of the fiduciary in Trust 995, and (ii) the lien over such trademarks, commercial notices, trade names and applications of registration over the them, constituted through such Trust 995 on behalf of the Creditors, are in process of registration in such Mexican Institute of Industrial Property under folio No. 021378.

2.   Pledge upon Credits in Book under Indebtedness I and Indebtedness II.

     According to what it is set forth in clauses Ninth of Indebtedness I and of Indebtedness II, S&R constituted a pledge over all of its credits in book related to their accounts receivable generated and to be generated in the future under the normal course of business. S&R has delivered every month to Serfin, as agent bank, the corresponding notes and relations of such credits through inalterable CD-ROMs.

     According to article 70 of the Credit Institutions Law for the constitution of a pledge it is necessary the transcription of such notes or relations in a special book of the creditor, considering the amount of the portfolio generated by S&R and included in the quoted relations, the average term of such portfolio and the costs associated with such transcription. Such transcription and impression have not been carried out. In the event that the regularization of such guarantee is necessary, Serfin, in its character of agent bank of the Creditors, shall simply proceed to impress and transcribe such relations recorded in the CD-ROMs above mentioned.







                                       "B"


                                                Percentages of Participation

         Santander                                            22.82%

         Serfin                                               44.37%

         Citibank                                             17.47%

         Bancomer                                             15.34%










                                       "C"

Antonio Franck Cabrera in my character of Secretary of the Board of Directors of Grupo SyR, S.A. de C.V., by means of this document, certifies that on February 1st, 1999, an Ordinary and Extraordinary Shareholders Meeting of Grupo SyR, S.A. de C.V. was held to deal with the following Agenda:


                                     AGENDA

                     GENERAL ORDINARY SHAREHOLDERS' MEETING

I. Conversion of the preferential Series "D" shares and the common Series "B-I" and "B-II" shares into common Series "B" shares.

II.  Total amendment of its By-laws.

III. Designation of delegates to formalize and to carry out the resolutions adopted by the Meeting.

                                     AGENDA

                 GENERAL EXTRAORDINARY SHAREHOLDERS' MEETING

I. Designation of the members of the Board of Directors and of the Examiners of the Company.

II. Designation of delegates to formalize and to carry out the resolutions adopted by the Meeting.

In this regard, I certify that the resolutions adopted in such Meeting were inserted in deed number 183,114, dated February 1s, 1999, granted before Mr. Fausto Rico Alvarez, entitled to notary public number 6 of the City of Mexico, Federal District, which contains the constitution of trust No. F/55070-1 incorporated with Banco Bilbao Vizcaya-Mexico, S.A., Institucion de Banca Multiple, Division Fiduciaria, Grupo Financiero BBV-Probursa. All the parties duly signed such deed on February 2, 1999, so the resolutions adopted in such Meeting were effective as of such date.

                          Mexico, F.D., March 8, 1999.


                             Antonio Franck Cabrera
                       Secretary of the Board of Directors

                                      "D"

          A seal that says:  United States of Mexico
                             Mauricio Oropeza Estrada
                             Public Broker No. 14
                             City of Mexico, Federal District

         BOOK THREE OF MINUTES AND POLICIES.

         MINUTES NUMBER TWO THOUSAND FOUR HUNDRED AND FORTY NINE.

         In THE CITY OF MEXICO, FEDERAL DISTRICT, on March three, nineteen ninety nine, I, MAURICIO OROPEZA ESTRADA, Public Broker number fourteen in the City of Mexico, Federal District, spread upon the record that PEDRO JORGE VILLARREAL TERAN in representation of OPERADORA DE BOLSA SERFIN, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, CASA DE BOLSA, GRUPO FINANCIERO SERFIN asks me TO GIVE FAITH OF FACTS that are described, as follows:

         For that purpose, at ten hours with thirty minutes of the date in which I was asked to make the Faith of Fact, I arrived to module two hundred and four located in the second floor of the building marked with number five hundred of Prolongacion Paseo de la Reforma, Colonia Lomas de Santa Fe. Pedro Jorge Villarreal Teran, the solicitor of my services, was in this place. At ten hours with forty minutes, Javier Cervantes Sanchez Navarro, attorney of Comercial Carso, Sociedad Anonima de Capital Variable arrived into the meeting room in which we were found. Mr. Cervantes exhibited me three closed letters stating that they contain the original and two copies of the bid that its principal shall submit in the Bid of the titles representing the shares of Grupo SyR, Sociedad Anonima de Capital Variable that shall be carried out at eleven hours of this same date and in this same building. I proceed to sign each one of the envelopes that Mr. Cervantes submitted to me and I put my official seal in the cover of each one them and I return them immediately to Mr. Cervantes in the same way they were exibited to me, i.e., closed. At ten hours with fifty minutes, I went to the module three hundred and twelve that is located in the third floor of the same building, where Messrs. Gonzalo Garcia de Luca and Luis J. Echarte Fernandez, who said to be the attorneys of Grupo Elektra, Sociedad Anonima de Capital Variable, exhibited me three closed envelopes that they say they contain the bid that their principal shall submit in the Bid of the titles representing the shares of Grupo SyR, Sociedad Anonima de Capital Variable in the same meeting room at eleven hours. I signed each one of the envelopes delivered to me by Messrs. Garcia and Echarte and I put my official seal in the cover of each one such envelopes and I return them immediately to Messrs. Garcia and Echarte in the same way they were exhibited to me, i.e., closed. At eleven hours, Mr. Javier Cervantes Sanchez Navarro arrived to the meeting room and I proceed to open the three envelopes that were submitted by both bidders, who state that the copies they exhibit to me are a true copy of the original documents they are also delivering to me. The opening of the envelopes was carried out carefully so that representatives of the bidders do not see the documents presented by the other bidder. The subscribed broker sealed and signed one of the copies of each one of the bids and delivered the original of each one of them, and the remnant copy was delivered to Mr. Jorge Chavarria who was designated by the solicitor of my services to custody the bids. The representatives of Grupo Elektra, Sociedad Anonima de Capital Varible delivered to the solicitor of my services, in its character of representative of the financial agent in the bid, a document containing two pages. Such document was delivered outside the envelopes. Mr. Villarreal received them and asked me to tell the bidders that such document shall not be considered as part of the bid, nor shall influence in the award of the bid, and I immediately told them and repeated them so in a loud voice. Afterwards, I went with the solicitor of my services, Mr. Pedro Jorge Villarreal Teran, as well as with the representative of the bidders and with Mr. Jorge Chavarria to the module twelve located in the first floor of the same building, in which Mr. Carlos Becerra Cruz, who said to be the assistant manager of the branch offices number one hundred and six of Banca Serfin, Sociedad Anonima was found. Mr. Becerra guided us to the security box of such branch office and we were introduced to it and I personally openned the security box marked with number eighty eight in which I found an envelope which I have deposited there the day before and that was delivered to me by Mr. Carlos Jaime Muriel Gaxiola in representation of ING, Baring (Mexico), Sociedad Anonima de Capital Variable. I certified that such envelope was in the same state in which I have deposited it since I have place my signature in the cover of such envelope and it seems not to be violated and the envelope was duly closed. I also delivered Mr. Chavarria this envelope and I take if from the place of the facts at eleven hours with fifty minutes of the same day in which the negotiation was carried out. Upon the application of Mr. Villarreal, I attach to this minute marked with letters "A" and "B", the authenticated copies of the documents that contain the unconditional and irrevocable pecuniary offers to both bidders, which were compared with their originals.

                                   PERSONALITY

         The Appearing state that its principal has the legal capacity to execute agreements and to bind itself, likewise he states that his personality has not been revoked or modified in any manner what was proved with the first testimony of deed, dated December seven, nineteen ninety five granted before Mr. Luis Eduardo Zuno Chavira, notary one hundred and eighty eight of the City of Mexico, Federal District, which was registered in the Public Registry of Commerce of the Federal District on February ninth, nineteen ninety six in mercantile folio number three thousand one hundred and seventy five, which contains the general power of attorney for acts of administration. In such instrument was spread upon the record the legal existence of the granting company:

         I, THE PUBLIC BROKER, GIVE FAITH:

         I.- That I have on sight the documents related in this minute.

         II.- That I was present since the beginning until the conclusion of such proceeding.

         III..- That the appearing identified himself in terms of the relation of identity that is attached to this Minutes and marked with letter "C".

         IV.- That the appearing after been summoned by the Public Broker of the felonies the persons may incur while making their statements with misrepresentation, for his personal circumstances he said to be:

Mexican, born in Ciudad Mante, Tamaulipas, on January sixteen, nineteen seventy four, married, bank officer, with domicile in Paseo de la Reforma number five hundred, second floor, module two hundred and three Colonia Lomas de Santa Fe, in this City.

I read this minute to the appearing and I explained him its value and the legal consequences of its content, and he states his conformity with it and did not sign it because he considers it was not necessary, that is why I authorized it definitively. I give faith.

THIS IS THE FIRST ORIGINAL THAT I ISSUE FOR OPERADORA DE BOLSA SERFIN, SOCIEDAD ANONIMA DE CAPITAL VARIABLE, CASA DE BOLSA, GRUPO FINANCIERO SERFIN.- IT COUNTS WITH THREE PAGES COMPARED AND CORRECTED. MEXICO, FEDERAL DISTRICT, MARCH THREE, NINETEEN NINETY NINE.- I GIVE FAITH.


         A seal that says:  United States of  Mexico
                            Mauricio Oropeza Estrada
                            Public Broker No. 14
                            City of Mexico, Federal District




COMERCIAL CARSO, S.A. DE C.V.

                                                                          000001

                 PECUNIARY, UNCONDITIONAL AND IRREVOCABLE OFFER

Attention:        Banco Bilbao Vizcaya Mexico, S.A.
                  Institucion de Banca Multiple
                  Grupo Financiero BBV-Probursa
                  Division Fiduciaria
                  In its character of fiduciary institution in the irrevocable trust
                  No. F/55070-1.

                  Banco Santander Mexicano, S.A.
                  Institucion de Banca Multiple
                  Grupo Financiero Santander Mexicano

                  Banca Serfin, S.A.
                  Institucion de Banca Multiple
                  Grupo Financiero Serfin

                  Citibank Mexico, S.A.
                  Grupo Financiero Citibank

                  Bancomer, S.A.
                  Institucion de Banca Multiple
                  Grupo Financiero

                  Present

Javier Cervantes Sanchez-Navarro representative of Comercial Carso, S.A. de C.V., with the personality and faculties to act in the name and in representation of the Comercial Carso, S.A. that were duly credited in the joint bid (the "Bid") of (i) the titles representing 94.392691% (ninety four point three nine two six nine one percent) of the capital stock entitled to vote of Grupo SyR, S.A. de C.V. (the "Shares") and (ii) the rights of credit derived from the bank liabilities on account of the subsidiary company of Grupo SyR, S.A. de C.V., named Salinas y Rocha, S.A. de C.V. (hereinafter referred to as the "Rights of Credit" and together with the Shares, the "Package"), I arrived before such financial institutions in order to submit, in terms of paragraphs numbers 5.1, 5.2, 5.3, 5.4 and other related paragraphs of the Basis of the corresponding bid (the "Basis"), our joint offer of pecuniary, unconditional and irrevocable character to acquire in such manner and in terms of the final form of sales purchase agreement with domain reservation subject to a suspensive condition as referred to in this offer, the whole Package.

In that virtue, in the name and in representation of my principal, I unconditionally and irrevocably state before each one of the financial institutions referred to herein, as may correspond to each one of them, and under protest of telling the truth, that:

1. The pecuniary purchase offer herein contained, constitute a firm, unconditional, irrevocable bid with binding character.

2. The offer of my principal refers to the joint acquisition of the whole Package, in terms and for the effects referred to in article 1961 of the Civil Code of the Federal District, applicable in a suppletory manner in mercantile matters.

3. The pecuniary, firm and irrevocable formal proposal of my principal consisting in offering the amount of 270,000,000 Investments Units (TWO HUNDRED AND SEVENTY MILLIONS of Investment Units) for the whole Package, same that shall be payable according to the terms established in the Sales Purchase Agreement (as defined hereinafter).

4. Regarding the foregoing, I freely and irrevocably state that my principal knows and has reviewed, in a detailed manner, and with the necessary expertise, the terms and conditions of the sales purchase agreement with domain reservation subject to a suspensive condition (the "Sales Purchase Agreement") that, in order to acquire the Package, was delivered by Operadora de Bolsa Serfin, S.A. de C.V., Casa de Bolsa, Grupo Financiero Serfin, financial agent in the Bid process, on March second, 1999, same document that my principal irrevocably accepts, for which I attach to this offer, as Exhibit "A", an original version of such Sales Purchase Agreement duly signed in conformity in all its pages.

5. In this sense and in the event that my principal results the winner of the Bid due to the acceptance of this offer, by this means I state my free, unconditional and irrevocable commitment to execute the corresponding Sales Purchase Agreement, according to the form described and accepted in paragraph number 4, above, as well as in its case, any other document, agreement, covenant or juridical act that is expressly set forth in the Sales Purchase Agreement, as determined by such financial institutions in order to carry out the acquisition of the Package.

6. I freely and irrevocably state that the pecuniary, unconditional and irrevocable offer herein contained shall not be binding for each one of the financial institutions referred hereto, since the same shall be subject to a future analysis and review by the latter, as may correspond to them, for its eventual acceptance. In this sense, I expressly accept and understand and according to the same Basis, that the terms and conditions contained in such Basis and/or in any other document or notice that has been provided in the Bid process does not constitute or as the case may be, shall not constitute, a sale offer in terms and for the effects set forth in article 1860 of the Civil Code for the Federal District, applicable in a suppletory manner in mercantile matters.

7. By means of this document I ratify, under protest of telling the truth, that our principal acts in its name and on its own account, that the description of the source and structure of the funds and financing with which the offered price for the acquisition of the Package as referred to in number 3 above shall be covered, is the following:

Lines of Credit with Banco Inbursa, S.A. up to $270 million dollars.

Lines of Credit with Bank of America and Citibank up to $30 million dollars as a whole.

Public placement of shares in process in the Mexican Stock Exchange to be carried out in the following two months.

8. I reiterate that the commitment of my principal of being unconditionally subject to the legal provisions applicable to the Bid and as the case may be, to the transfer of the Package, specifically to all of the suspensive conditions referred to in Clause Twentieth of the Sales Purchase Agreement.

9. I understand that the purchase offer herein contained shall be applied, in first place to pay the outstanding balance of the Rights of Credit, and once the amount of the outstanding balance of the Rights of Credit is totally paid, shall be applied, as the case may be, to the payment of the Shares.

10. I attach to this offer as Exhibit "B", a writ that states: (i) the veracity, updating, legality and legitimacy and authentication of all the documents and information submitted by my principal in any stage of the Bid process, and (ii) the relation of the person or persons, that in the event we are the winners, shall acquire the Shares and Rights of Credit that must be consistent with the notice of merger submitted before the Federal Commission of Competency in terms of paragraph number 3.4 of the Basis.

City of Mexico, Federal District, March 3, 1999

                          Comercial Carso, S.A. de C.V.



                                            By: Javier Cervantes Sanchez-Navarro
                                            Position: Attorney

         (A seal that says:  United States of Mexico
                             Mauricio Oropeza Estrada
                             Public Broker No. 14
                             City of Mexico, Federal District)

                                            GRUPO ELEKTRA, S.A. DE C.V.

   Insurgentes Sur No. 3579 8o. Piso, Col. Tlalpan la Joya, Mexico, D.F. 14000
                    Tel. (525) 629-90-00 Fax. (525) 629-92-34

                                   Final Form

                 PECUNIARY, UNCONDITIONAL AND IRREVOCABLE OFFER

Attention:        Banco Bilbao Vizcaya Mexico, S.A.
                  Institucion de Banca Multiple
                  Grupo Financiero BBV-Probursa
                  Division Fiduciaria
                  In its character of fiduciary institution in the irrevocable trust
                  No. F/55070-1.

                  Banco Santander Mexicano, S.A.
                  Institucion de Banca Multiple
                  Grupo Financiero Santander Mexicano

                  Banca Serfin, S.A.
                  Institucion de Banca Multiple
                  Grupo Financiero Serfin

                  Citibank Mexico, S.A.
                  Grupo Financiero Citibank

                  Bancomer, S.A.
                  Institucion de Banca Multiple
                  Grupo Financiero

                  Present

Luis J. Echarte Fernandez and Gonzalo Garcia de Luca representatives of Grupo Elektra, S.A. de C.V., with the personality and faculties to act in the name and in representation of Grupo Elektra duly credited in the joint bid (the "Bid") of
(i) the titles representing 94.392691% (ninety four point three nine two six nine one percent) of the capital stock entitled to vote of the company Grupo SyR, S.A. de C.V. (the "Shares") and (ii) the rights of credit derived from the bank liabilities on account of the subsidiary company of Grupo SyR, S.A. de C.V., named Salinas y Rocha, S.A. de C.V. (hereinafter referred to individually as the "Rights of Credit" and together with the Shares, the "Package"), we arrive before such financial institutions in order to submit, in terms of paragraphs numbers 5.1, 5.2, 5.3, 5.4 and other related paragraphs of the Basis of the corresponding bid (the "Basis"), our joint offer of pecuniary, unconditional and irrevocable character to acquire in such manner and in terms of the final form of the sales purchase agreement with domain reservation subject to a suspensive condition as referred to in this offer, the whole Package.

In that virtue, in the name and in representation of our principal, we unconditionally and irrevocably state before each one of the financial institutions referred to herein, as may correspond to them and under protest of telling the truth, that:

1. The pecuniary purchase offer herein contained, constitute a firm, unconditional, irrevocable bid with binding character.

2. The offer of our principal refers to the joint acquisition of the whole Package in the terms and for the effects referred to in article 1961 of the Civil Code of the Federal District, applicable in suppletory manner in mercantile matters.

3. The pecuniary, firm and irrevocable formal proposal of our principal consists in offering the amount of 314,261,274 Investments Units (Three hundred and fourteen millions two hundred and sixty one thousand two hundred and seventy four Investment Units) for the whole Package, same that shall be payable according to the following terms: (i) One first payment equivalent to for at least 25% (twenty five percent) of the joint amount offered for the Package, same that shall be paid in cash, in Pesos, Mexican currency, to the date of signature of the Sales Purchase Agreement of the Package (as defined hereinafter); (ii) a second payment for an equivalent amount of for at least 25% (twenty five percent) of the joint amount offered by the Package, same that shall be paid in cash, in Pesos, Mexican currency, within the following sixty days to the date of signature of the Sales Purchase Agreement of the Package, plus the corresponding Increase for the Deferred Payment, as defined in the Sales Purchase Agreement form;
     (iii) a third payment for the outstanding balance of the joint offered amount for the Package, same that shall be pain in cash, in pesos, Mexican currency, no later than within one hundred and twenty days following the date of signature of the Sales Purchase Agreement of the Package, plus the corresponding increase for the Differed Payment, as defined in the Sales Purchase Agreement form.

4. Regarding the foregoing, we freely and irrevocable state that our principal knows and has reviewed in a detailed manner and with the necessary expertise the terms and conditions of the sales purchase agreement with domain reservation subject to a suspensive condition (the "Sales Purchase Agreement") that, in order to acquire the Package, was delivered by Operadora de Bolsa Serfin, S.A. de C.V., Casa de Bolsa, Grupo Financiero Serfin, financial agent in the Bid process, on March 2nd, 1999, same that our principal expressly, freely and irrevocably accepts, for which we attach this offer as Exhibit "A", an original version of such Sales Purchase Agreement duly signed in conformity in all its pages.

5. In this sense and in the event that our principal results the winner of the Bid due to the acceptance of this offer, by this means we state our free, unconditional and irrevocable commitment to execute the corresponding Sales Purchase Agreement, according to the form described and accepted in paragraph number 4, above, as well as in its case, any other document, agreement, covenant or juridical act that is expressly set forth in the Sales Purchase Agreement or that it is determined by such financial institutions in order to carry out the acquisition of the Package.

6. We freely and irrevocably state that the pecuniary, unconditional and irrevocable offer herein contained shall not be binding for each one of the financial institutions referred hereto, since the same shall be subject to a future analysis and review by the latter, as may correspond to them, for its eventual acceptance. In this sense, we expressly accept and understand according to the same Basis, that the terms and conditions contained in such Basis and/or in any other document or notice that has been provided in the Bid process, does not constitute or shall not constitute, as the case may be, a sale offer in terms and for the effects set forth in article 1860 of the Civil Code for the Federal District, applicable in suppletory manner in mercantile matters.

7. By means of this document we ratify, under protest of telling the truth, that our principal acts in its name and on its own account, that the description of the source and structure of funds and financings with which the offered price for the acquisition of the Package as referred to in paragraph number 3 above shall be covered, is the following:

     The funds with which the offered price for the Package is to be covered shall be obtained by means of the syndicated credit whose leader is Citibank N.A. up to the amount of USD $65,000,000.00 (Sixty five million U.S. dollars) and the remnant shall come from the resources of cash of Grupo Elektra, S.A. de C.V.

8. We reiterate the commitment that our principal is going to be unconditionally subject to the legal provisions applicable to the Bid and as the case may be, to the transfer of the Package, specifically to all of the suspensive conditions as referred to in Clause Twentieth of the Sales Purchase Agreement.

9. We understand that the purchase offer herein contained shall be applied, in a first place to pay the outstanding balance of the Rights of Credit, and once the amount of the outstanding balance of the Rights of Credit is totally paid, shall be applied, as the case may be, to the payment of the Shares.

10. We attach to this offer as Exhibit "B", a writ that states: (i) the veracity, updating, legality and legitimacy and authentication of all the documents and information submitted by our principal in any stage of the Bid process, and (ii) the relation of the person or persons that, in case we are the winners, to acquire the Shares and the Rights of Credit, same that must be consistent with the notice of merger submitted before the Federal Commission of Competency in terms of paragraph number 3.4 of the Basis.


                 City of Mexico, Federal District, March 3, 1999
                           Grupo Elektra, S.A. de C.V.




By: Luis Echarte Fernandez                  By: Gonzalo Garcia de Luca
Position:  Attorney                         Position: Attorney

                                                                             "E"
                               (A seal that says:
                             United States of Mexico
                            Mauricio Oropeza Estrada
                               Public Broker No. 1
                        City of Mexico, Federal District)

ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

                                   EXHIBIT "B"
                 TRADEMARKS, TRADE NAMES AND COMMERCIAL NOTICES

A.        APPLICATIONS OF TRADEMARK REGISTRATIONS.
          ---------------------------------------

1.  Trademark:                              Salinas y Rocha and design
Distinctive sign:                           Mixed
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Class:                                      Without class
Date of first use:                          December 15, 1988
Date of Submittal:                          August 31, 1995
File number:                                242195

2.  Trademark:                              Salinas y Rocha and design
Distinctive sign:                           Mixed
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Class:                                      Without class
Date of first use:                          December 15, 1988
Date of Submittal:                          August 31, 1995
File number:                                242196

3.  Trademark:                              Salinas y Rocha and design
Distinctive sign:                           Mixed
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Class:                                      Without class
Date of first use:                          December 15, 1988
Date of Submittal:                          August 31, 1995
File number:                                242197

4.  Trademark:                              Salinas y Rocha and design
Distinctive sign:                           Mixed
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Class:                                      Without class
Date of first use:                          December 15, 1988
Date of Submittal:                          August 31, 1995
File number:                                242198
(Illegible signatures)

5.  Trademark:                              Optima Salinas y Rocha and design
Distinctive sign:                           Mixed
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Class:                                      Without class
Date of first use:                          December 15, 1988
Date of Submittal:                          August 31, 1995
File number:                                242199

6.  Trademark:                              Status and design
Distinctive sign:                           Mixed
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Class:                                      25
Date of first use:
Date of Submittal:                          August 31, 1995
File number:                                242200

7.  Trademark:                              Astro Kids and design
Distinctive sign:                           Mixed
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Class:                                      25
Date of first use:
Date of Submittal:                          August 31, 1995
File number:                                242201

8.  Trademark:                              Avante de Salinas y Rocha and design
Distinctive sign:                           Mixed
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Class:                                      Without class
Date of first use:                          May 20, 1988
Date of Submittal:                          August 31, 1995
File number:                                242202

9.  Trademark:                              Avanti and design
Distinctive sign:                           Mixed
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Class:                                      25
Date of first use:
Date of Submittal:                          August 31, 1995
File number:                                242203


(Illegible signatures)

B.  TRADEMARK REGISTRIES.
    --------------------

1.  Trademark:                              Encantos de Antonieta
Entitled:                                   Salinas y Rocha, S.A.
Registry number:                            426619
Class:                                      25
Distinctive sign:                           Mixed
Legal Date:                                 July 3, 1992
Term:                                       10 years

2.  Trademark:                              SyRSound
Entitled:                                   Salinas y Rocha, S.A.
Registry number:                            417123
Class:                                      09
Distinctive sign:                           Mixed
Legal Date:                                 November 19, 1991
Term:                                       10 years

3.  Trademark:                              Appik
Entitled:                                   Salinas y Rocha, S.A.
Registry number:                            415685
Class:                                      25
Distinctive sign:                           Mixed
Legal Date:                                 February 3, 1992
Term:                                       10 years

4.  Trademark:                              P&P
Entitled:                                   Salinas y Rocha, S.A.
Registry number:                            420807
Class:                                      25
Distinctive sign:                           Mixed
Legal Date:                                 February 3, 1992
Term:                                       10 years

5.  Trademark:                              Syrok
Entitled:                                   Salinas y Rocha, S.A.
Registry number:                            413574
Class:                                      11
Distinctive sign:                           Mixed
Legal Date:                                 December 18, 1991
Term:                                       10 years


(Illegible signatures)

C.  APPLICATIONS OF TRADE NAME PUBLICATIONS.
    ---------------------------------------

1. Trade name:                              SIR Grupo SYR
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Date of first use:                          May 14, 1992
Purpose:                                    Holding company
File Number:                                3942
Entrance Folio:                             68450
Date of Submittal:                          August 31, 1995

2. Trade name:                              Salinas y Rocha
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Date of first use:                          January 1st, 1950
Purpose:                                    Administration and Commercialization
File Number:                                3941
Entrance Folio:                             68449
Date of Submittal:                          August 31, 1995

D.  APPLICATION OF A COMMERCIAL NOTICE.
    ----------------------------------

1.  Commercial Notice:                      Las Tandas de Salinas y Rocha
Applicant:                                  Salinas y Rocha, S.A. de C.V.
Class:                                      35
Date of Submittal:                          June 1st, 1995
File number:                                4289
Entrance Folio:                             40168

(Illegible Signatures)


         (A seal that says:                          (A seal that says:
United States of Mexico    .                Mexican Institute of Industrial
Jose Antonio Manzanero Escutia.             Property Reception Department
Notary Public. Notary Number 138.           Document Control.  Submittal.
Mexico, Federal District)                   August 31
                                            (Illegible) hours)

MEXICAN INSTITUTE OF                        (21) File Number
INDUSTRIAL PROPERTY                         242195

         (12)                               Folio of Entrance Number
Application for:                            68445

(X) Trademark Registration                  (22) Date and Hour of Submittal
( ) Collective Trademark
       Registration
( )  Commercial Notice
       Registration
( ) Publication of a Trade name

--------------------------------------------------------------------------------
(71) Applicant(s):
     Name(s):                    SALINAS Y ROCHA, S.A.

     Nationality(ies):           MEXICAN

     MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
     Domicile of the First Applicant: street, number, colony and zip code

     MEXICO, F.D.
--------------------------------------------------------------------------------
     Town, state and country
--------------------------------------------------------------------------------
(73) Attorney(s):                         G.R.P.
                                                 ---------------
       Name(s):          JOSE ALFREDO ROMERO MORALES

       MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
      Domicile for notices in the Mexican territory: street, number, colony and zip code.

      MEXICO, F.D.
--------------------------------------------------------------------------------
      Town, state and country                        Telephone

(54) DISTINCTIVE SIGN:
         Type of Trademark           ( ) Nominative  ( ) Innominate
                                     (X) Mixed       ( ) Three-dimensional

         SALINAS Y ROCHA and design
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

         December 15, 1988                  ( ) IT HAS NOT BEEN USED
------------------------------
         Month        day   year
                                                                  (51)
--------------------------------------------------------------------------------
         CLASS:

         (  )(  )  (67) Product(s) or Service(s)
         (Only if we deal with trademarks or trade names)

         Prevailing line of business:
         (Only if we deal with trade names)

         ADMINISTRATION AND COMMERCIALIZATION OF WHOLESALES AND RETAIL SALES AND IN GENERAL, THE FREE SALE OF HOUSE FURNITURE, ELECTRIC AND ELECTRONIC SETS.
--------------------------------------------------------------------------------
(64) The use of a distinctive sign in the way        Registration or
     it appears in the label is reserved.            Publication Data.


AFFIXED IN THIS SPACE THE LABEL
OF THE APPLIED DISTINCTIVE SIGN                      The effects of this
                                                     registration or
(Only if we deal with Trademarks)                    publication have a ten-year
                                                     term  counted as of the
                                                     date of its submittal  and
                                                     is  renewable  in terms  of
                                                     the applicable  legal
                                                     provisions.

                                                     BY AGREEMENT OF THE
                                                     GENERAL DIRECTOR OF THE
                                                     MEXICAN INSTITUTE OF
                                                     INDUSTRIAL PROPERTY

                                                     --------------------------
                                                     The Trademark Director


ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial            ( ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only if we deal with Trade Names)

         ITS USE COMPREHENDS:       ( ) A geographical zone
                                    ( ) All the Mexican Republic
--------------------------------------------------------------------------------
         (Only if we deal with Trademarks)

(58) NON RESERVABLE LEYENDS AND FIGURES:


----------------------------------------------------------------
(Only if we deal with Trademarks)

(30) PRIORITY CLAIMED:          (31) NUMBER
                                             -----------------

(32) DATE OF SUBMITTAL:  08         30        95
                         -----------------------
                         Month   day    year

(33) COUNTRY OF ORIGIN:
                         ---------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of its Attorney

Mexico, F.D., August 30, 95
---------------------------
Place and Date
--------------------------------------------------------------------------------


                        DOCUMENTS TO BE ATTACHED HEREIN:

( ) Receipt of payment of the corresponding tariff.

( ) 7 black and white labels with the regulated measures (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( ) 7 colored labels with the regulated measures (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( ) Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer
    (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( ) Documents that credits the personality. The original document is found in file number ___________ (in case of document comparison)

( ) Faith of facts in case of a trade name.

--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------


         (A seal that says:
Unite States of Mexico.                 Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.         MIIP
Notary Public.  Notary Number 138.      Periferico Sur #  3106
Mexico, Federal District)               Col. Jardines del Pedregal
                                        Deleg. Alvaro Obregon
                                        01900 Mexico, F.D.


                              INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number                 Application Number        Patent Number,
                                                   Registration or Publication:
197732

( ) Patent              ( )  Invention Certificate           ( ) Trade name

( )  Petit Patent       (X) Trademark                        ( ) Name of Origin

( ) Industrial Design   ( )  Commercial Notice               ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
       CONCEPT              ARTICLE    TARIFF         AMOUNT
                             TARIFF  PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                          N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                     ( )        Total Tariff   N$      1,022.82
Micro and Small enterprise       ( )        Additions to   N$        180.49
Institutes of Investigation of                      Tax
Tax the Public Sector            ( )        VAT            N$
Educational Institutions         ( )        Total
Total Independent Inventors      ( )        Payment        N$      1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or       For the exclusive          Place
of  the Applicant                    use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                            SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________         (A seal that says:
Street. Number. Colony and Zip     27-C-7 We receive 27-C-7
Code.                              For the Payment or Deposit of the
                                   Amount. Marked in the reversed side.
MEXICO, F.D.                                     44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                         August 31, 1995
F.R. T.                            According to articles (Illegible text)
SRO-8002018-S5                     of the General Law of Credit Instruments .
__________________________         and of Credit Operations (Illegible text)
(Illegible Signature)              BANCO INVERLAT, S.A.
__________________________         BANCA MULTIPLE
Signature of the Entitled Person   27-C-7)
or Representative

                               Copy 2 of the User

--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date          - Name of the Holder of the Account  -  Currency  -  Account
                                                                     Number

Day/Month/Year
                M.I.I.P.                                (X) Mexican Cy.
                                                 ( ) Dollars       814557-1
--------------------------------------------------------------------------------
- This account is managed in the Place - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                                      DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                                     THE PLACE

-        Check         - Amount
    Number                           -  Bank  - Check Number    -  Amount

1.                                   1.  SERFIN     063292
2.                                   2.
3.                                   3.
4.                                   4.
5.                                   5.
Amount:  $______________                             Amount   $_________

                           Total Amount of Checks    $ ________________________
                                            Cash     $ ________________________
                                                              1,203.31


This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.


         (A seal that says:                          (A seal that says:
United States of Mexico.                    Mexican Institute of Industrial
Jose Antonio Manzanero Escutia.             Property Reception Department
Notary Public. Notary Number 138.           Document Control. Submittal.
         Mexico, Federal District)          August 31
                                            (Illegible) hours)

MEXICAN INSTITUTE OF                        (21) File Number
INDUSTRIAL PROPERTY                         242196

         (12)                                        Folio of Entrance Number
Application for:                            68446

(X) Trademark Registration                  (22) Date and Hour of Submittal
( )  Collective Trademark
       Registration
( )  Commercial Notice
       Registration
( )  Publication of a Trade name

--------------------------------------------------------------------------------
(71)     Applicant(s):
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
(71)      Attorney(s):         G.R.P. ________________
         Name(s):          JOSE ALFREDO ROMERO MORALES

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile for notices in the Mexican territory: street, number, colony and zip code.

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country Telephone
    (54) DISTINCTIVE SIGN:
         Type of Trademark          ( ) Nominative  ( ) Innominate
                                    (X) Mixed       ( ) Three-dimensional

         SALINAS Y ROCHA and design
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

         December 15, 1988                  (  )  IT HAS NOT BEEN USED
------------------------------
         Month       day   year
--------------------------------------------------------------------------------
(51)     CLASS:

         ( )( )  (67) Product(s) or Service(s)
         (Only in case of trademark or trade name)

         Prevailing line of business:
         (Only in case of a trade name)

         ADMINISTRATION AND COMMERCIALIZATION OF WHOLESALES AND RETAIL SALES AND IN GENERAL, THE FREE SALE OF HOUSE FURNITURE, ELECTRIC AND ELECTRONIC SETS.
--------------------------------------------------------------------------------
(64) The use of a distinctive sign in the way Registration or Publication Data. it appears in the label is reserved.

AFFIXED IN THIS SPACE THE LABEL    The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN    publication have a ten-year term
(Only if we deal with Trademarks)  counted as of the date of its submittal  and  is  renewable  in
                                   terms  of  the applicable  legal
                                   provisions.

                                   BY AGREEMENT OF THE
                                   GENERAL DIRECTOR OF THE
                                   MEXICAN INSTITUTE OF
                                   INDUSTRIAL PROPERTY

                                   --------------------------
                                   The Trademark Director

ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial            (  ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only if we deal with Trade names)

         ITS USE COMPREHENDS:       ( ) A geographical zone
                                    ( ) All the Republic
--------------------------------------------------------------------------------
         (Only if we deal with Trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES:



--------------------------------------------------------------------------------
(Only if we deal with Trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER
                                               --------------------

(32)     DATE OF SUBMITTAL: 08         30        95
                            -----------------------
                            Month   day    year

(33)     COUNTRY OF ORIGIN:
                           ---------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of his Attorney

Mexico, F.D., August 30, 95
Place and Date
--------------------------------------------------------------------------------


                        DOCUMENTS TO BE ATTACHED HEREIN:

( )   Receipt of payment of the corresponding tariff.

( ) 7 black and white labels with the regulated measures (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( ) 7 colored labels with the regulated measures (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( ) Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( ) Documents that credits the personality. The original document is found in file number ___________ (in case of document comparison)

( )  Faith of facts in case of a trade name.

--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------



         (A seal that says:
Unite States of Mexico.                Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.             MIIP
Notary Public.  Notary Number 138.          Periferico Sur #  3106
         Mexico, Federal District)          Col. Jardines del Pedregal
                                            Deleg. Alvaro Obregon
                                            01900 Mexico, F.D.


                              INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number               Application Number                 Patent Number,
                                                    Registration or Publication:
197734

( ) Patent                ( )  Invention Certificate        ( ) Trade name

( )  Petit Patent         (X) Trademark                     ( ) Name of Origin

( ) Industrial Design     ( )  Commercial Notice            ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
CONCEPT                      ARTICLE   TARIFF          AMOUNT
                             TARIFF   PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                              N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                    ( )    Total Tariff      N$  1,022.82
Micro and Small enterprise      ( )    Additions to      N$    180.49
Institutes of Investigation of                  Tax
the Public Sector               ( )    VAT               N$
Educational Institutions        ( )    Total
Independent Inventors           ( )    Payment           N$  1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or      For the exclusive          Place
of  the Applicant                   use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                   SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________          (A seal that says:
Street. Number. Colony and Zip       27-C-7 We receive 27-C-7
Code.                                For the Payment or Deposit of the
                                     Amount. Marked in the reversed side.
MEXICO, F.D.                                       44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                         August 31, 1995
F.R. T.                                  According to articles (Illegible text)
SRO-8002018-S5                     of the General Law of Credit Instruments .
__________________________         and of Credit Operations (Illegible text)
(Illegible Signature)              BANCO INVERLAT, S.A.
__________________________         BANCA MULTIPLE
Signature of the Entitled Person   27-C-7)
or Representative



                               Copy 2 of the User


--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date             -  Name of the Holder of the Account  -  Currency  -  Account
                                                                          Number

Day/Month/Year
                           M.I.I.P.               (X) Mexican Cy.
                                           ( ) Dollars       814557-1
--------------------------------------------------------------------------------
- This account is managed in the Place    - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                                          DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                                         THE PLACE

-   Check   - Amount
    Number                                  -  Bank  - Check Number    -  Amount

1.                                          1.  SERFIN     063292
2.                                          2.
3.                                          3.
4.                                          4.
5.                                          5.
Amount:  $______________                             Amount   $_________

                           Total Amount of Checks    $ ________________________
                                            Cash     $ ________________________



This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.



         (A seal that says:             (A seal that says:
United States of Mexico.                Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.         Reception Department
Notary Public. Notary Number 138.       Document Control.  Submittal.
Mexico, Federal District)               August 31
                                                  (Illegible) P.M.)

MEXICAN INSTITUTE OF                    (21) File Number
INDUSTRIAL PROPERTY                      242197

     (12)                               Folio of Entrance Number
Application for:                        68447

(X) Trademark Registration              (22) Date and Hour of Submittal
(  )  Collective Trademark
         Registration
(  )  Commercial Notice
         Registration
(  )  Publication of a Trade name

--------------------------------------------------------------------------------
(71)     Applicant(s):
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
(71)     Attorney(s):                 G.R.P. ___________________
         Name(s):          JOSE ALFREDO ROMERO MORALES

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
  Domicile for notices in the Mexican territory: street, number, colony and zip code.

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country (54) DISTINCTIVE SIGN:
         Type of Trademark          (X) Nominative   ( ) Innominate
                                    ( ) Mixed        ( ) Three-dimensional

         SALINAS Y ROCHA and design
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

         December 15, 1988                  ( )  IT HAS NOT BEEN USED
------------------------------
         Month       day   year
--------------------------------------------------------------------------------
(51)     CLASS:

         (  )(  )  (67) Product(s) or Service(s)
         (Only if we deal with trademarks or trade names)

         Prevailing line of business:
         (Only if we deal with trade names)

         ADMINISTRATION AND COMMERCIALIZATION OF WHOLESALES AND
         RETAIL SALES AND IN GENERAL, THE FREE SALE OF HOUSE FURNITURE, ELECTRAND ELECTRONIC SETS.
--------------------------------------------------------------------------------
(64) The use of a distinctive sign in the    Registration or Publication Data.
     way it appears in the label is reserved.



AFFIXED IN THIS SPACE THE LABEL   The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN   publication have a ten-year term
                                 (Only if we deal with
                                  Trademarks) counted as of the date of its submittal and is renewable in terms of the applicable legal provisions.

                                  BY AGREEMENT OF THE
                                  GENERAL DIRECTOR OF THE
                                  MEXICAN INSTITUTE OF
                                  INDUSTRIAL PROPERTY

                                  --------------------------
                                  The Trademark Director


ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial      ( ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only if we deal with Trade names)

         ITS USE COMPREHENDS:       (  ) A geographical zone
                                    (  ) All the Republic
--------------------------------------------------------------------------------
         (Only if we deal with Trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES:


--------------------------------------------------------------------------------
(Only if we deal with Trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER
                                               --------------------

(32)     DATE OF SUBMITTAL: 08         30        95
                            -----------------------
                            Month   day    year

(33)     COUNTRY OF ORIGIN:
                           ----------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of the Attorney

Mexico, F.D., August 30, 95
Place and Date
--------------------------------------------------------------------------------


                        DOCUMENTS TO BE ATTACHED HEREIN:

( )  Receipt of payment of the corresponding tariff.

( )  7 black and white labels with the regulated measures
     (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( )  7 colored labels with the regulated measures
     (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.).
     (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( )  Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( )  Documents that credits the personality.
     The original document is found in file number ___________
    (in case of document comparison)

( ) Faith of facts in case of a trade name.

--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------



         (A seal that says:
Unite States of Mexico.                 Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.          MIIP
Notary Public.  Notary Number 138.       Periferico Sur #  3106
         Mexico, Federal District)       Col. Jardines del Pedregal
                                         Deleg. Alvaro Obregon
                                         01900 Mexico, F.D.


                              INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number               Application Number               Patent Number,
                                                    Registration or Publication:
197736

( ) Patent                ( )  Invention Certificate        ( ) Trade name

( )  Petit Patent         (X) Trademark                     ( ) Name of Origin

( ) Industrial Design     ( )  Commercial Notice            ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
    CONCEPT                ARTICLE      TARIFF            AMOUNT
                            TARIFF    PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                                N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                   ( )       Total Tariff      N$  1,022.82
Micro and Small enterprise     ( )       Additions to      N$    180.49
Institutes of Investigation                       Tax
of the Public Sector           ( )       VAT               N$
Educational Institutions       ( )       Total
Independent Inventors          ( )       Payment           N$  1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or      For the exclusive          Place
of  the Applicant                   use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                      SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________          (A seal that says:
Street. Number. Colony and Zip       27-C-7 We receive 27-C-7
Code.                                For the Payment or Deposit of the
                                     Amount. Marked in the reversed side.
MEXICO, F.D.                                       44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                                         August 31, 1995
F.R. T.                                            According to articles
                                                  (Illegible text)
SRO-8002018-S5                                     of the General Law of Credit
                                                   Instruments .
__________________________                         and of Credit Operations
 (Illegible Signature)                             (Illegible text)
                                                   BANCO INVERLAT, S.A.
__________________________                         BANCA MULTIPLE
Signature of the Entitled Person                   27-C-7)
or Representative


                               Copy 2 of the User


--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date    -  Name of the Holder of the Account  -  Currency  -  Account
                                                                Number

Day/Month/Year
                           M.I.I.P.                      (X) Mexican Cy.
                                                    ( ) Dollars   814557-1
--------------------------------------------------------------------------------
- This account is managed in the Place     - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                                        DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                                       THE PLACE

-   Check         - Amount
    Number                                  -  Bank  - Check Number  -  Amount

1.                                          1.  SERFIN     063292
2.                                          2.
3.                                          3.
4.                                          4.
5.                                          5.
Amount:  $______________                             Amount   $_________

                           Total Amount of Checks    $ ________________________
                                            Cash     $ ________________________


This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.



         (A seal that says:                 (A seal that says:
United States of Mexico.           Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.    Reception Department
Notary Public. Notary Number 138.  Document Control.  Submittal.
Mexico, Federal District)          August 31
                                   (Illegible) P.M.)
                                    ----------------

MEXICAN INSTITUTE OF                        (21) File Number
INDUSTRIAL PROPERTY                         242198

         (12)                               Folio of Entrance Number
Application for:                            68448

(X) Trademark Registration                  (22) Date and Hour of Submittal
( ) Collective Trademark
        Registration
( ) Commercial Notice
        Registration
( ) Publication of a Trade name

--------------------------------------------------------------------------------
(71)     Applicant(s):                     G.R.P.
                                                 ---------------
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
(73) Attorney(s):                     G.R.P.
                                             -------------------
         Name(s):          JOSE ALFREDO ROMERO MORALES

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
Domicile for notices in the Mexican territory: street, number, colony and zip code.

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country Telephone (54) DISTINCTIVE SIGN:
         Type of Trademark          ( ) Nominative  ( ) Innominate
                                    (X) Mixed       ( ) Three-dimensional

         SALINAS Y ROCHA and design
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

         December 15, 1988                  ( )  IT HAS NOT BEEN USED
------------------------------
         Month    day  year
--------------------------------------------------------------------------------
(51)     CLASS:

         (  )(  )  (67) Product(s) or Service(s)
         (Only if we deal with trademark or trade names)

         Prevailing line of business:
         (Only if we deal with trade name)

         ADMINISTRATION AND COMMERCIALIZATION OF WHOLESALES AND RETAIL SALES AND IN GENERAL, THE FREE SALE OF HOUSE FURNITURE, ELECTRIC AND ELECTRONIC SETS.
--------------------------------------------------------------------------------
(64) The use of a distinctive sign in the way Registration or Publication Data. it appears in the label is reserved.



AFFIXED IN THIS SPACE THE LABEL     The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN     publication have a ten-year term
(Only if we deal with Trademarks)   counted as of the date of its
                                    submittal  and  is  renewable  in
                                    terms  of  the applicable  legal
                                    provisions.

                                    BY AGREEMENT OF THE
                                    GENERAL DIRECTOR OF THE
                                    MEXICAN INSTITUTE OF
                                    INDUSTRIAL PROPERTY

                                    --------------------------
                                    The Trademark Director


ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial  ( ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only in case of a trade name)

         ITS USE COMPREHENDS:       (  ) A geographical zone
                                    (  ) All the Republic
--------------------------------------------------------------------------------
         (Only in case of trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES.


--------------------------------------------------------------------------------
(Only in case of trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER

(32)     DATE OF SUBMITTAL: 08         30        95
                            -----------------------
                            Month      day     year

(33)     COUNTRY OF ORIGIN:
                           ---------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of the Attorney

Mexico, F.D., August 30, 95
Place and Date
--------------------------------------------------------------------------------

                        DOCUMENTS TO BE ATTACHED HEREIN:

( )  Receipt of payment of the corresponding tariff.

( )  7 black and white labels with the regulated measures
     (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( )  7 colored labels with the regulated measures
     (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.).
     (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( )  Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( )  Documents that credits the personality.
     The original document is found in file number ___________
    (in case of document comparison)

( ) Faith of facts in case of a trade name.

--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------





         (A seal that says:
Unite States of Mexico.                Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.        MIIP
Notary Public.  Notary Number 138.     Periferico Sur #  3106
         Mexico, Federal District)     Col. Jardines del Pedregal
                                       Deleg. Alvaro Obregon
                                       01900 Mexico, F.D.


                              INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number             Application Number                 Patent Number,
                                                    Registration or Publication:
197731

( ) Patent                ( )  Invention Certificate        ( ) Trade name

( )  Petit Patent         (X) Trademark                     ( ) Name of Origin

( ) Industrial Design     ( )  Commercial Notice            ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
       CONCEPT             ARTICLE      TARIFF            AMOUNT
                            TARIFF      PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                                N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                   ( )       Total Tariff      N$   1,022.82
Micro and Small enterprise     ( )       Additions to      N$     180.49
Institutes of Investigation of                  Tax
the Public Sector              ( )       VAT               N$
Educational Institutions       ( )       Total
Independent Inventors          ( )       Payment           N$   1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or      For the exclusive          Place
of  the Applicant                   use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                    SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________         (A seal that says:
Street. Number. Colony and Zip     27-C-7 We receive 27-C-7
Code.                              For the Payment or Deposit of the
                                   Amount. Marked in the reversed side.
MEXICO, F.D.                                     44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                         August 31, 1995
F.R. T.                                  According to articles (Illegible text)
SRO-8002018-S5                     of the General Law of Credit Instruments .
__________________________         and of Credit Operations (Illegible text)
(Illegible Signature)              BANCO INVERLAT, S.A.
__________________________         BANCA MULTIPLE
Signature of the Entitled Person   27-C-7)
or Representative



                               Copy 2 of the User





--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date    -  Name of the Holder of the Account  -  Currency  -  Account
                                                                Number

Day/Month/Year
                           M.I.I.P.                  (X) Mexican Cy.
                                            (  ) Dollars       814557-1
--------------------------------------------------------------------------------
- This account is managed in the Place   - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                              DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                             THE PLACE

-   Check         - Amount
    Number                           -  Bank  - Check Number    -  Amount

1.                                   1.  SERFIN     063292
2.                                   2.
3.                                   3.
4.                                   4.
5.                                   5.
Amount:  $______________                       Amount   $_________

               Total Amount of Checks    $ ________________________
                       Cash              $ ________________________
                                                  N$ 1,203.31


This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.


         (A seal that says:                     (A seal that says:
United States of Mexico.               Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.        Reception Department
Notary Public. Notary Number 138.      Document Control.  Submittal.
Mexico, Federal Register)              August 31
                                                (Illegible) hours)
                                                -----------

MEXICAN INSTITUTE OF                        (21) File Number
INDUSTRIAL PROPERTY                         242199

         (12)                               Folio of Entrance Number
Application for:              68451

(X) Trademark Registration                  (22) Date and Hour of Submittal
( ) Collective Trademark
        Registration
( ) Commercial Notice
        Registration
( ) Publication of a Trade name

--------------------------------------------------------------------------------
(71)     Applicant(s):
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
(71)     Attorney(s):                  G.R.P. __________________

         Name(s):          JOSE ALFREDO ROMERO MORALES
         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile for notices in the Mexican territory: street, number, colony and zip code.

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country Telephone (54) DISTINCTIVE SIGN:
         Type of Trademark          (X) Nominative   ( ) Innominate
                                    ( ) Mixed        ( ) Three-dimensional

         OPTIMA SALINAS Y ROCHA and design
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

         August 26, 1987               ( )  IT HAS NOT BEEN USED
------------------------------
         Month   day  year
--------------------------------------------------------------------------------
(51)     CLASS:

         (5)(6)  (67) Product(s) or Service(s)
         (Only if we deal with trademarks or trade names)

         Prevailing line of business:
         (Only if we deal with trade names)

         ADMINISTRATION AND COMMERCIALIZATION OF WHOLESALE, RETAIL AND FREE SALE OF SERVICES FACILITIES AND/OR THE EXPLOITATION OF A COMMERCIAL ENTERPRISE.
--------------------------------------------------------------------------------
(64) The use of a distinctive sign in the way   Registration or Publication
     Data. it appears in the label is reserved.



AFFIXED IN THIS SPACE THE LABEL           The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN           publication have a ten-year term
(Only if we deal with Trademarks)         counted as of the date of its
                                           submittal  and  is  renewable  in
                                           terms  of  the applicable  legal
                                           provisions.

                                           BY AGREEMENT OF THE
                                           GENERAL DIRECTOR OF THE
                                           MEXICAN INSTITUTE OF
                                           INDUSTRIAL PROPERTY

                                           --------------------------
                                           The Trademark Director


ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial    ( ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only if we deal with Trade names)

         ITS USE COMPREHENDS:       ( ) A geographical zone
                                    ( ) All the Republic
--------------------------------------------------------------------------------
         (Only if we deal with Trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES:


--------------------------------------------------------------------------------
(Only if we deal with trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER

(32)     DATE OF SUBMITTAL: 08         30        95
                            -----------------------
                              Month    day      year

(33)     COUNTRY OF ORIGIN:
                             ---------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of the Attorney

Mexico, F.D., August 30, 95
---------------------------
Place and Date

--------------------------------------------------------------------------------

                        DOCUMENTS TO BE ATTACHED HEREIN:

( )  Receipt of payment of the corresponding tariff.

( )  7 black and white labels with the regulated measures
     (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( )  7 colored labels with the regulated measures
     (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.).
     (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( )  Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( )  Documents that credits the personality.
     The original document is found in file number ___________
    (in case of document comparison)

( ) Faith of facts in case of a trade name.
--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------



         (A seal that says:
Unite States of Mexico.               Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.             MIIP
Notary Public.  Notary Number 138.    Periferico Sur #  3106
         Mexico, Federal District)    Col. Jardines del Pedregal
                                      Deleg. Alvaro Obregon
                                      01900 Mexico, F.D.


                             INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number               Application Number               Patent Number,
                                                    Registration or Publication:
197735

( ) Patent                ( )  Invention Certificate        ( ) Trade name

( )  Petit Patent         (X) Trademark                     ( ) Name of Origin

( ) Industrial Design     ( )  Commercial Notice            ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
    CONCEPT                ARTICLE      TARIFF            AMOUNT
                            TARIFF    PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                                N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                   ( )       Total Tariff      N$  1,022.82
Micro and Small enterprise     ( )       Additions to      N$    180.49
Institutes of Investigation                       Tax
of the Public Sector           ( )       VAT               N$
Educational Institutions       ( )       Total
Independent Inventors          ( )       Payment           N$  1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or      For the exclusive          Place
of  the Applicant                   use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                      SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________          (A seal that says:
Street. Number. Colony and Zip       27-C-7 We receive 27-C-7
Code.                                For the Payment or Deposit of the
                                     Amount. Marked in the reversed side.
MEXICO, F.D.                                       44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                                         August 31, 1995
F.R. T.                                            According to articles
                                                  (Illegible text)
SRO-8002018-S5                                     of the General Law of Credit
                                                   Instruments .
__________________________                         and of Credit Operations
 (Illegible Signature)                             (Illegible text)
                                                   BANCO INVERLAT, S.A.
__________________________                         BANCA MULTIPLE
Signature of the Entitled Person                   27-C-7)
or Representative


                               Copy 2 of the User


--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date    -  Name of the Holder of the Account  -  Currency  -  Account
                                                                Number

Day/Month/Year
                           M.I.I.P.                      (X) Mexican Cy.
                                                    ( ) Dollars   814557-1
--------------------------------------------------------------------------------
- This account is managed in the Place     - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                                        DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                                       THE PLACE

-   Check         - Amount
    Number                                  -  Bank  - Check Number  -  Amount

1.                                          1.  SERFIN     063292
2.                                          2.
3.                                          3.
4.                                          4.
5.                                          5.
Amount:  $______________                             Amount   $_________

                           Total Amount of Checks    $ ________________________
                                            Cash     $ ________________________
                                                           N$1,203.31

This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.




         (A seal that says:           (A seal that says:
United States of Mexico.              Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.       Reception Department
Notary Public. Notary Number 138.     Document Control.  Submittal.
Mexico, Federal District)             August 31
                                      (Illegible) P.M.)
                                       -----------

MEXICAN INSTITUTE OF                  (21) File Number
INDUSTRIAL PROPERTY                    242200

         (12)                          Folio of Entrance Number
Application for:                       68452

(X) Trademark Registration            (22) Date and Hour of Submittal
( ) Collective Trademark
        Registration
( ) Commercial Notice
        Registration
( ) Publication of a Trade name

--------------------------------------------------------------------------------
(71)     Applicant(s):
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
(73) Attorney(s):
         Name(s):          JOSE ALFREDO ROMERO MORALES

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
----------------------------------------------------------------
         Domicile for notices in the Mexican territory: street, number, colony and zip code.

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country                      Telephone
(54) DISTINCTIVE SIGN:
      Type of Trademark          (X) Nominative   ( ) Innominate
                                 ( ) Mixed        ( ) Three-dimensional

         STATUS and design
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

                                    (X)  IT HAS NOT BEEN USED
------------------------------
         Month    day      year
--------------------------------------------------------------------------------
(51)     CLASS:

         (2)(5)            (67) Product(s) or Service(s)
         (Only if we deal with trademarks or trade names)

         Prevailing line of purpose:
         (Only if we deal with trade names)

         CLOTHES IN GENERAL, SHOES, HATTERY AND EVERYTHING
         RELATED WITH CLASS 25.
--------------------------------------------------------------------------------
(64) The use of a distinctive sign in     Registration or Publication Data.
     the way it appears in the label
     is reserved.


AFFIXED IN THIS SPACE THE LABEL        The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN        publication have a ten-year term
(Only if we deal with Trademarks)      counted as of the date of its
                                       submittal  and  is  renewable  in
                                       terms  of  the applicable  legal
                                       provisions.

                                       BY AGREEMENT OF THE
                                       GENERAL DIRECTOR OF THE
                                       MEXICAN INSTITUTE OF
                                       INDUSTRIAL PROPERTY

                                       --------------------------
                                       The Trademark Director



ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial     ( ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only if we deal with Trade names)

         ITS USE COMPREHENDS:       ( ) A geographical zone
                                    ( ) All the Republic
--------------------------------------------------------------------------------
         (Only if we deal with Trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES:


--------------------------------------------------------------------------------
(Only if we deal with Trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER

(32)     DATE OF SUBMITTAL: 08     30        95
                            -----------------------
                            Month   day    year

(33)     COUNTRY OF ORIGIN:
                             ---------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of the Attorney

Mexico, F.D., August 30, 95
---------------------------
Place and Date
----------------------------------------------------------------

                        DOCUMENTS TO BE ATTACHED HEREIN:

( )  Receipt of payment of the corresponding tariff.

( )  7 black and white labels with the regulated measures
     (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( )  7 colored labels with the regulated measures
     (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.).
     (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( )  Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( )  Documents that credits the personality.
     The original document is found in file number ___________
    (in case of document comparison)

( ) Faith of facts in case of a trade name.
--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------






         (A seal that says:
Unite States of Mexico.                 Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.                     MIIP
Notary Public.  Notary Number 138.      Periferico Sur #  3106
         Mexico, Federal District)      Col. Jardines del Pedregal
                                        Deleg. Alvaro Obregon
                                        01900 Mexico, F.D.



                              INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number               Application Number               Patent Number,
                                                    Registration or Publication:
197735

( ) Patent                ( )  Invention Certificate        ( ) Trade name

( )  Petit Patent         (X) Trademark                     ( ) Name of Origin

( ) Industrial Design     ( )  Commercial Notice            ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
    CONCEPT                ARTICLE      TARIFF            AMOUNT
                            TARIFF    PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                                N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                   ( )       Total Tariff      N$  1,022.82
Micro and Small enterprise     ( )       Additions to      N$    180.49
Institutes of Investigation                       Tax
of the Public Sector           ( )       VAT               N$
Educational Institutions       ( )       Total
Independent Inventors          ( )       Payment           N$  1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or      For the exclusive          Place
of  the Applicant                   use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                      SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________          (A seal that says:
Street. Number. Colony and Zip       27-C-7 We receive 27-C-7
Code.                                For the Payment or Deposit of the
                                     Amount. Marked in the reversed side.
MEXICO, F.D.                                       44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                                         August 31, 1995
F.R. T.                                            According to articles
                                                  (Illegible text)
SRO-8002018-S5                                     of the General Law of Credit
                                                   Instruments .
__________________________                         and of Credit Operations
 (Illegible Signature)                             (Illegible text)
                                                   BANCO INVERLAT, S.A.
__________________________                         BANCA MULTIPLE
Signature of the Entitled Person                   27-C-7)
or Representative


                               Copy 2 of the User


--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date    -  Name of the Holder of the Account  -  Currency  -  Account
                                                                Number

Day/Month/Year
                           M.I.I.P.                      (X) Mexican Cy.
                                                    ( ) Dollars   814557-1
--------------------------------------------------------------------------------
- This account is managed in the Place     - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                                        DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                                       THE PLACE

-   Check         - Amount
    Number                                  -  Bank  - Check Number  -  Amount

1.                                          1.  SERFIN     063292   N$11,645.23
2.                                          2.
3.                                          3.
4.                                          4.
5.                                          5.
Amount:  $______________                             Amount   $_________

                           Total Amount of Checks    $ ________________________
                                            Cash     $ ________________________


This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.



         (A seal that says:            (A seal that says:
United States of Mexico.               Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.        Reception Department
Notary Public. Notary Number 138.      Document Control.  Submittal.
Mexico, Federal District)              August 31
                                       (Illegible) hours)
                                        -----------

MEXICAN INSTITUTE OF                    (21) File Number
INDUSTRIAL PROPERTY                     242201

    (12)                                Folio of Entrance Number
Application for:                        68453

(X) Trademark Registration              (22) Date and Hour of Submittal
( )  Collective Trademark
        Registration
( )  Commercial Notice
        Registration
( )  Publication of a Trade name

--------------------------------------------------------------------------------
(71)     Applicant(s):
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
(73) Attorney(s):                   G.R.P.
                                          ---------------------
         Name(s):          JOSE ALFREDO ROMERO MORALES

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile for notices in the Mexican territory: street, number, colony and zip code.

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country Telephone (54) DISTINCTIVE SIGN:
         Type of Trademark          (X) Nominative   ( ) Innominate
                                    ( ) Mixed        ( ) Three-dimensional

         ASTRO KIDS and design
----------------------------------------------------------------
         DATE OF FIRST USE:

                                       (X)  IT HAS NOT BEEN USED
------------------------------
   Month     day       year
--------------------------------------------------------------------------------
(51)     CLASS:

         (2)(5)              (67) Product(s) or Service(s)
         (Only if we deal with trademarks or trade names)

         Prevailing line of business:
         (Only if we deal with trade names)

         DRESSES IN GENERAL, SHOES, HATTERY AND EVERYTHING RELATED
         TO CLASS 25.
--------------------------------------------------------------------------------
(64) The use of a distinctive sign      Registration or Publication Data.
     in the way it appears in the label
     is reserved.



AFFIXED IN THIS SPACE THE LABEL           The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN           publication have a ten-year term
(Only if we deal with Trademarks)         counted as of the date of its
                                          submittal  and  is  renewable  in
                                          terms  of  the applicable  legal
                                          provisions.

                                          BY AGREEMENT OF THE
                                          GENERAL DIRECTOR OF THE
                                          MEXICAN INSTITUTE OF
                                          INDUSTRIAL PROPERTY

                                          --------------------------
                                          The Trademark Director



ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial   ( ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only if we deal with Trade names)

         ITS USE COMPREHENDS:       ( ) A geographical zone
                                    ( ) All the Republic
--------------------------------------------------------------------------------
         (Only if we deal with Trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES:


--------------------------------------------------------------------------------
(Only if we deal with Trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER

(32)     DATE OF SUBMITTAL: 08         30        95
                            -----------------------
                              Month   day    year

(33)     COUNTRY OF ORIGIN:
                             ---------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of the Attorney

Mexico, F.D., August 30, 95
---------------------------
Place and Date
--------------------------------------------------------------------------------

                        DOCUMENTS TO BE ATTACHED HEREIN:

( )  Receipt of payment of the corresponding tariff.

( )  7 black and white labels with the regulated measures
     (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( )  7 colored labels with the regulated measures
     (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.).
     (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( )  Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( )  Documents that credits the personality.
     The original document is found in file number ___________
    (in case of document comparison)

( ) Faith of facts in case of a trade name.
--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------



         (A seal that says:
Unite States of Mexico.                 Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.                         MIIP
Notary Public.  Notary Number 138.      Periferico Sur #  3106
         Mexico, Federal District)      Col. Jardines del Pedregal
                                        Deleg. Alvaro Obregon
                                        01900 Mexico, F.D.


                              INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number               Application Number               Patent Number,
                                                    Registration or Publication:
197735

( ) Patent                ( )  Invention Certificate        ( ) Trade name

( )  Petit Patent         (X) Trademark                     ( ) Name of Origin

( ) Industrial Design     ( )  Commercial Notice            ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
    CONCEPT                ARTICLE      TARIFF            AMOUNT
                            TARIFF    PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                                N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                   ( )       Total Tariff      N$  1,022.82
Micro and Small enterprise     ( )       Additions to      N$    180.49
Institutes of Investigation                       Tax
of the Public Sector           ( )       VAT               N$
Educational Institutions       ( )       Total
Independent Inventors          ( )       Payment           N$  1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or      For the exclusive          Place
of  the Applicant                   use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                      SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________          (A seal that says:
Street. Number. Colony and Zip       27-C-7 We receive 27-C-7
Code.                                For the Payment or Deposit of the
                                     Amount. Marked in the reversed side.
MEXICO, F.D.                                       44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                                         August 31, 1995
F.R. T.                                            According to articles
                                                  (Illegible text)
SRO-8002018-S5                                     of the General Law of Credit
                                                   Instruments .
__________________________                         and of Credit Operations
 (Illegible Signature)                             (Illegible text)
                                                   BANCO INVERLAT, S.A.
__________________________                         BANCA MULTIPLE
Signature of the Entitled Person                   27-C-7)
or Representative


                               Copy 2 of the User


--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date    -  Name of the Holder of the Account  -  Currency  -  Account
                                                                Number

Day/Month/Year
                           M.I.I.P.                      (X) Mexican Cy.
                                                    ( ) Dollars   814557-1
--------------------------------------------------------------------------------
 This account is managed in the Place     - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                            DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                           THE PLACE

-   Check         - Amount
    Number                                  -  Bank  - Check Number  -  Amount

1.                                          1.  SERFIN     063292
2.                                          2.
3.                                          3.
4.                                          4.
5.                                          5.
Amount:  $______________                             Amount   $_________

                           Total Amount of Checks    $ ________________________
                                            Cash     $ ________________________
                                                         N$ 1203.31

This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.





         (A seal that says:             (A seal that says:
United States of Mexico.                Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.         Reception Department
Notary Public. Notary Number 138.       Document Control.  Submittal.
Mexico, Federal District)               August 31
                                        Illegible hours)
                                        ---------

MEXICAN INSTITUTE OF                        (21) File Number
INDUSTRIAL PROPERTY                         242202

         (12)                               Folio of Entrance Number
Application for:                            68454

(X) Trademark Registration                  (22) Date and Hour of Submittal
( )  Collective Trademark
       Registration
( ) Commercial Notice
       Registration
( ) Publication of a Trade name

--------------------------------------------------------------------------------
(71)     Applicant(s):
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
----------------------------------------------------------------
(73) Attorney(s):                           R.G.P.
                                                  --------------
         Name(s):          JOSE ALFREDO ROMERO MORALES

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile for notices in the Mexican territory: street, number, colony and zip code.

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country Telephone (54) DISTINCTIVE SIGN:
         Type of Trademark          (X) Nominative   ( ) Innominate
                                    ( ) Mixed        ( ) Three-dimensional

         AVANTE DE SALINAS Y ROCHA and design
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

         May 20, 1988                  ( )  IT HAS NOT BEEN USED
------------------------------
         Month  day  year
--------------------------------------------------------------------------------
(51)     CLASS:

         (5)(6)  (67) Product(s) or Service(s)
         (Only if we deal with trademarks or trade names)

         Prevailing line of business:
         (Only if we deal with trade names)

         ADMINISTRATION AND COMMERCIALIZATION OF WHOLESALES AND RETAIL SALES AND THE FREE SALE OF SERVICES AND/OR THE EXPLOITATION OF A COMMERCIAL ENTERPRISE.
--------------------------------------------------------------------------------
(64) The use of a distinctive sign in the way Registration or Publication Data. it appears in the label is reserved.


AFFIXED IN THIS SPACE THE LABEL              The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN              publication have a ten-year term
(Only if we deal with Trademarks)            counted as of the date of its
                                             submittal  and  is  renewable  in
                                             terms  of  the applicable  legal
                                             provisions.

                                             BY AGREEMENT OF THE
                                             GENERAL DIRECTOR OF THE
                                             MEXICAN INSTITUTE OF
                                             INDUSTRIAL PROPERTY

                                             --------------------------
                                             The Trademark Director


ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial     ( ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only If we deal with Trade names)

         ITS USE COMPREHENDS:       ( ) A geographical zone
                                    ( ) All the Republic
--------------------------------------------------------------------------------
         (Only if we deal with Trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES:


--------------------------------------------------------------------------------
    (Only if we deal with Trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER

(32)     DATE OF SUBMITTAL: 08         30        95
                            -----------------------
                              Month   day    year

(33)     COUNTRY OF ORIGIN:
                           --------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of the Attorney

Mexico, F.D., August 30, 95
---------------------------
Place and Date
--------------------------------------------------------------------------------

                        DOCUMENTS TO BE ATTACHED HEREIN:

( )  Receipt of payment of the corresponding tariff.

( )  7 black and white labels with the regulated measures
     (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( )  7 colored labels with the regulated measures
     (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.).
     (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( )  Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( )  Documents that credits the personality.
     The original document is found in file number ___________
    (in case of document comparison)

( ) Faith of facts in case of a trade name.
--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------



         (A seal that says:
Unite States of Mexico.                Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.                        MIIP
Notary Public.  Notary Number 138.     Periferico Sur #  3106
         Mexico, Federal District)     Col. Jardines del Pedregal
                                       Deleg. Alvaro Obregon
                                       01900 Mexico, F.D.


                              INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number               Application Number               Patent Number,
                                                    Registration or Publication:
197735

( ) Patent                ( )  Invention Certificate        ( ) Trade name

( )  Petit Patent         (X) Trademark                     ( ) Name of Origin

( ) Industrial Design     ( )  Commercial Notice            ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
    CONCEPT                ARTICLE      TARIFF            AMOUNT
                            TARIFF    PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                                N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                   ( )       Total Tariff      N$  1,022.82
Micro and Small enterprise     ( )       Additions to      N$    180.49
Institutes of Investigation                       Tax
of the Public Sector           ( )       VAT               N$
Educational Institutions       ( )       Total
Independent Inventors          ( )       Payment           N$  1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or      For the exclusive          Place
of  the Applicant                   use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                      SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________          (A seal that says:
Street. Number. Colony and Zip       27-C-7 We receive 27-C-7
Code.                                For the Payment or Deposit of the
                                     Amount. Marked in the reversed side.
MEXICO, F.D.                                       44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                                         August 31, 1995
F.R. T.                                            According to articles
                                                  (Illegible text)
SRO-8002018-S5                                     of the General Law of Credit
                                                   Instruments .
__________________________                         and of Credit Operations
 (Illegible Signature)                             (Illegible text)
                                                   BANCO INVERLAT, S.A.
__________________________                         BANCA MULTIPLE
Signature of the Entitled Person                   27-C-7)
or Representative


                               Copy 2 of the User


--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date    -  Name of the Holder of the Account  -  Currency  -  Account
                                                                Number

Day/Month/Year
                           M.I.I.P.                      (X) Mexican Cy.
                                                    ( ) Dollars   814557-1
--------------------------------------------------------------------------------
- This account is managed in the Place     - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                             DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                            THE PLACE

-   Check         - Amount
    Number                                  -  Bank  - Check Number  -  Amount

1.                                          1.  SERFIN     063292
2.                                          2.
3.                                          3.
4.                                          4.
5.                                          5.
Amount:  $______________                             Amount   $_________

                           Total Amount of Checks    $ ________________________
                                            Cash     $ ________________________


This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.


         (A seal that says:                 (A seal that says:
United States of Mexico.           Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.    Reception Department
Notary Public. Notary Number 138.  Document Control.  Submittal.
Mexico, Federal District)          August 31
                                   (Illegible) P.M.)
                                    -----------

MEXICAN INSTITUTE OF                (21) File Number
INDUSTRIAL PROPERTY                 242203

         (12)                       Folio of Entrance Number
Application for:                    68455

(X) Trademark Registration          (22) Date and Hour of Submittal
( )  Collective Trademark
         Registration
( )  Commercial Notice
         Registration
( )  Publication of a Trade name

--------------------------------------------------------------------------------
(71)     Applicant(s):
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
(73) Attorney(s):                           G.R.P. _____________________
         Name(s):          JOSE ALFREDO ROMERO MORALES

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile for notices in the Mexican territory: street, number, colony and zip code.

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country Telephone (54) DISTINCTIVE SIGN:
         Type of Trademark          (X) Nominative   ( ) Innominate
                                    ( ) Mixed        ( ) Three-dimensional

         AVANTI and design
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

                                    (X)  IT HAS NOT BEEN USED
------------------------------
  Month    day    year
--------------------------------------------------------------------------------
(51)     CLASS:

         (2)(5)             (67) Product(s) or Service(s)
         (Only if we deal with trademarks or trade names)

         Prevailing line of business:
         (Only if we deal with trade names)

         DRESSES IN GENERAL, SHOES, HATS AND EVERYTHING RELATED
         TO CLASS 25.
--------------------------------------------------------------------------------
(64) The use of a distinctive sign in    Registration or Publication Data.
     the way it appears in the label is
     reserved.



AFFIXED IN THIS SPACE THE LABEL          The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN          publication have a ten-year term
(Only if we deal with Trademarks)        counted as of the date of its
                                         submittal  and  is  renewable  in
                                         terms  of  the applicable  legal
                                         provisions.

                                         BY AGREEMENT OF THE
                                         GENERAL DIRECTOR OF THE
                                         MEXICAN INSTITUTE OF
                                         INDUSTRIAL PROPERTY

                                         --------------------------
                                         The Trademark Director



ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial  ( ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only if we deal with Trade names)

         ITS USE COMPREHENDS:       ( ) A geographical zone
                                    ( ) All the Republic
--------------------------------------------------------------------------------
         (Only if we deal with Trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES:


--------------------------------------------------------------------------------
(Only If we deal with trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER

(32)     DATE OF SUBMITTAL: 08         30        95
                            -----------------------
                             Month   day    year

(33)     COUNTRY OF ORIGIN:
                           ---------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of the Attorney

Mexico, F.D., August 30, 95
---------------------------
Place and Date
--------------------------------------------------------------------------------

                        DOCUMENTS TO BE ATTACHED HEREIN:

( )  Receipt of payment of the corresponding tariff.

( )  7 black and white labels with the regulated measures
     (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( )  7 colored labels with the regulated measures
     (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.).
     (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( )  Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( )  Documents that credits the personality.
     The original document is found in file number ___________
    (in case of document comparison)

( ) Faith of facts in case of a trade name.
--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------

        (A seal that says:
Unite States of Mexico.                 Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.                    MIIP
Notary Public.  Notary Number 138.      Periferico Sur #  3106
         Mexico, Federal District)      Col. Jardines del Pedregal
                                        Deleg. Alvaro Obregon
                                        01900 Mexico, F.D.

                              INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number               Application Number               Patent Number,
                                                    Registration or Publication:
197728

( ) Patent                ( )  Invention Certificate        ( ) Trade name

( )  Petit Patent         (X) Trademark                     ( ) Name of Origin

( ) Industrial Design     ( )  Commercial Notice            ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
    CONCEPT                ARTICLE      TARIFF            AMOUNT
                            TARIFF    PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                                N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                   ( )       Total Tariff      N$  1,022.82
Micro and Small enterprise     ( )       Additions to      N$    180.49
Institutes of Investigation                       Tax
of the Public Sector           ( )       VAT               N$
Educational Institutions       ( )       Total
Independent Inventors          ( )       Payment           N$  1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or      For the exclusive          Place
of  the Applicant                   use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                      SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________          (A seal that says:
Street. Number. Colony and Zip       27-C-7 We receive 27-C-7
Code.                                For the Payment or Deposit of the
                                     Amount. Marked in the reversed side.
MEXICO, F.D.                                       44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                                         August 31, 1995
F.R. T.                                            According to articles
                                                  (Illegible text)
SRO-8002018-S5                                     of the General Law of Credit
                                                   Instruments .
__________________________                         and of Credit Operations
 (Illegible Signature)                             (Illegible text)
                                                   BANCO INVERLAT, S.A.
__________________________                         BANCA MULTIPLE
Signature of the Entitled Person                   27-C-7)
or Representative


                               Copy 2 of the User


--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date    -  Name of the Holder of the Account  -  Currency  -  Account
                                                                Number

Day/Month/Year
                           M.I.I.P.                      (X) Mexican Cy.
                                                    ( ) Dollars   814557-1
--------------------------------------------------------------------------------
- This account is managed in the Place     - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                                        DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                                       THE PLACE

-   Check         - Amount
    Number                                  -  Bank  - Check Number  -  Amount

1.                                          1.  SERFIN     063292
2.                                          2.
3.                                          3.
4.                                          4.
5.                                          5.
Amount:  $______________                             Amount   $_________

                           Total Amount of Checks    $ ________________________
                                            Cash     $ ________________________


This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.


ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

                                    GENERAL DIRECTION OF TECHNOLOGICAL
                                    DEVELOPMENT.

(A seal that says:
United States of Mexico                     TRADEMARK: 426619
Department of Commerce
and of Industrial Promotion)

                         TITLE OF TRADEMARK REGISTRATION

NAME:  SALINAS Y ROCHA, S.A.

NATIONALITY:  MEXICAN

DOMICILE:  SAN COSME 33, COL. STA. MARIA LA RIVERA
                  06400 MEXICO, F.D.                MEXICO

FACILITY:         SAN COSME 33, COL. STA. MARIA LA RIVERA
                  06400 MEXICO, F.D.                MEXICO

                         DATA OF TRADEMARK REGISTRATION
                         ------------------------------

REGISTRATION NUMBER: 426619

DISTINCTIVE SIGN: ENCANTOS DE ANTONIETA
                           (AND DESIGN)

CLASS:  25

PROTECTS:  DRESSES IN GENERAL, SHOES AND HATTERY.

                                APPLICATION DATA
                                ----------------

LEGAL DATE: JULY 3, 1992            ENCANTOS DE
                                    ANTONIETA
HOUR:  10:10
                                            (A seal that says:
FILE:  143905                               United States of Mexico.
                                            Department of Commerce and of
                  PRIORITY                  Industrial Promotion
                                            General Direction of Technological
COUNTRY:                                    Development

SERIES NUMBER:

DATE:

         This registration has and effectiveness of a ten-year term counted as of the legal date and is renewable according to the applicable legal provisions.

                Mexico, F.D., November 27, 1992

                Agreed by the Department of Commerce and of Industrial Promotion

                The General Director of Technological Development

                Roberto Villarreal Gonda

UCR

         (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public. Notary Number 138.
Mexico, Federal District)


In the absence of the General Director based in Article 32 of the Internal Regulation of the Department of Commerce and of Industrial Promotion, published in the Federal Official Gazette on March 16, 1989. This document is signed by the Director of Trademarks and of Contentious Matters of the same entity.

                                    (Illegible Signature)

                                    EFREN CADENA HERNANDEZ

ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

                                                   MEXICAN INSTITUTE OF
                                                   INDUSTRIAL PROPERTY


Based in Article 4, section j), last paragraph of the Agreement by which soome faculties are delegated to Directors, Assistant Directors, Chiefs of Department and other subordinates of the Mexican Institute of Industrial Property, published in the Official Gazette dated December 5, 1994, the Chief of the File Department of Trademarks ELENA PATRICIA RAMIREZ MENDOZA, CERTIFIES THAT:
this is a two (2) pages copy taken from its original and is inserted in:
TRADEMARK 426619 (FOUR HUNDRED AND TWENTY SIX THOUSAND SIX HUNDRED AND NINETEEN) And is issued under the petition of JOSE ALFREDO ROMERO MORALES.

                                            (Illegible signature)

                         Mexico, F.D., August 31, 1995.

         (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public.  Notary Number 138.
Mexico, Federal District)

Director of the Mexican Institute of
Industrial Property                                            August 25, 1995.

P R E S E N T .

                                        (Illegible number)
                                        ------------------

                                        (A seal that says:
                                        Mexican Institute of Industrial Property
                                        Reception Department
                                        Document Control.  Submittal.
                                        August 28
                                        (Illegible) hours)
                                        -----------


         JOSE ALFREDO ROMERO MORALES, legal attorney of JOSE GUILLERMO POHLS ANDRADE, who is the representative of the juridical person "SALINAS Y ROCHA", S.A., designates as domicile to listen and to receive all kind of notices and of documents, the one located in Avenida Presidente Masarik number 169, Colonia Chapultepec Morales, Zip Code 11570, Delegacion Miguel Hidalgo of this City, appears stating the following:

         By means of this letter, I apply for the issuance of a certified copy of the trademark registration title contained in the file granted to the trademark ENCANTOS DE ANTONIETA, trademark number 426619. Such trademark is in effect as it is derived from its legal date: November 27, 1992.

         Thanking you in advance, I remain in contact.

                                    SINCERELY,

                                    (Illegible Signature)

                                    Jose Alfredo Romero Morales.





ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

                                    GENERAL DIRECTION OF TECHNOLOGICAL
                                    DEVELOPMENT.

(A seal that says:
United States of Mexico                     TRADEMARK: 417123
Department of Commerce
and of Industrial Promotion)

                         TITLE OF TRADEMARK REGISTRATION

NAME:  SALINAS Y ROCHA, S.A.

NATIONALITY:  MEXICAN

DOMICILE:  PRESIDENTE MASARIK 169, COL. BOSQUES DE CHAPULTEPEC,
                  11570 MEXICO, F.D.                     MEXICO

FACILITY:         SAN COSME 33, COL. STA. MARIA LA RIVERA
                  06400 MEXICO, F.D.                     MEXICO

                         DATA OF TRADEMARK REGISTRATION
                         ------------------------------

REGISTRATION NUMBER: 417123

DISTINCTIVE SIGN: SYRSOUND
                  (AND DESIGN)

CLASS:  09

PROTECTS:  T.V., MODULAR EQUIPMENT, SOUND EQUIPMENT, AND
           EVERYTHING RELATED TO CLASS 9.

                                APPLICATION DATA
                                ----------------

LEGAL DATE: NOV. 19, 1991
                                    SYRSOUND
HOUR:  11:35
                                            (A seal that says:
FILE:  127119                               United States of Mexico.
                                            Department of Commerce and of
                  PRIORITY                  Industrial Promotion
                                            General Direction of Technological
COUNTRY:                                    Development

SERIES NUMBER:

DATE:

         This registration has an effectiveness of a ten-year term counted as of the legal date and is renewable according to the applicable legal provisions.

                Mexico, F.D., June 25, 1992

                Agreed by the Department of Commerce and of Industrial Promotion

                The General Director of Technological Development

                Roberto Villarreal Gonda

ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

                                                     MEXICAN INSTITUTE OF
                                                     INDUSTRIAL PROPERTY



Based in Article 4, section j), last paragraph of the Agreement by which soome faculties are delegated to Directors, Assistant Directors, Chiefs of Department and other subordinates of the Mexican Institute of Industrial Property, published in the Official Gazette dated December 5, 1994, the Chief of the File Department of Trademarks ELENA PATRICIA RAMIREZ MENDOZA, CERTIFIES THAT:
this is a two (2) pages copy taken from its original and is inserted in:
TRADEMARK 417123 (FOUR HUNDRED AND SEVENTEEN THOUSAND ONE HUNDRED AND TWENTY THREE) And is issued under the petition of JOSE ALFREDO ROMERO MORALES.

                                            (Illegible signature)


Mexico, F.D., August 31, 1995.
 (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public.  Notary Number 138.
Mexico, Federal District)

Director of the Mexican Institute of
Industrial Property                                             August 25, 1995.

P R E S E N T .

                                       (Illegible number)
                                       ------------------

                                       (A seal that says:
                                       Mexican Institute of Industrial Property
                                       Reception Department
                                       Document Control.  Submittal.
                                       August 28
                                       (Illegible) hours)
                                       -----------


         JOSE ALFREDO ROMERO MORALES, legal attorney of JOSE GUILLERMO POHLS ANDRADE, who is the representative of the juridical person "SALINAS Y ROCHA", S.A., designates as domicile to listen and to receive all kind of notices and of documents, the one located in Avenida Presidente Masarik number 169, Colonia Chapultepec Morales, Zip Code 11570, Delegacion Miguel Hidalgo of this City, appears stating the following:

         By means of this letter, I apply for the issuance of a certified copy of the trademark registration title contained in the file granted to the trademark SYRSOUND, trademark number 417123. Such trademark is in effect as it is derived from its legal date: November 19, 1991.

         Thanking you in advance, I remain in contact.

                                    SINCERELY,

                                    (Illegible Signature)

                                    Jose Alfredo Romero Morales.





         (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public.  Notary Number 138.
Mexico, Federal District)

                                    GENERAL DIRECTION OF TECHNOLOGICAL
                                    DEVELOPMENT.

(A seal that says:
United States of Mexico                     TRADEMARK: 415685
Department of Commerce
and of Industrial Promotion)

                         TITLE OF TRADEMARK REGISTRATION

NAME:  SALINAS Y ROCHA, S.A.

NATIONALITY:  MEXICAN

DOMICILE:  PRESIDENTE MASARIK 169, COL. BOSQUES DE CHAPULTEPEC,
                  11570 MEXICO, F.D.                    MEXICO

FACILITY:         SAN COSME 33, COL. STA. MARIA LA RIVERA
                  06400 MEXICO, F.D.                    MEXICO

                         DATA OF TRADEMARK REGISTRATION
                         ------------------------------

REGISTRATION NUMBER: 415685

DISTINCTIVE SIGN: APPIK
                 (AND DESIGN)

CLASS: 25

PROTECTS:  DRESSES IN GENERAL, SHOES AND HATTERY AND
                  EVERYTHING RELATED TO SUCH CLASS.

                                APPLICATION DATA
                                ----------------

LEGAL DATE: FEB. 3, 1992            UNIQUE
                                    APPIK
HOUR:  10:10                        PERFORMANCE

                                    (A seal that says:
FILE:  131964                       United States of Mexico.
                                    Department of Commerce and of
                  PRIORITY          Industrial Promotion
                                    General Direction of Technological
COUNTRY:                            Development)

SERIES NUMBER:

DATE:

         This registration has and effectiveness of a ten-year term counted as of the legal date and is renewable according to the applicable legal provisions.

              Mexico, F.D., June 8, 1992

              Agreed by the Department of Commerce and of Industrial Promotion

              The General Director of Technological Development

              Roberto Villarreal Gonda

         (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public. Notary Number 138.
Mexico, Federal District)




In the absence of the General Director based in Article 32 of the Internal Regulation of the Department of Commerce and of Industrial Promotion, published in the Federal Official Gazette on March 16, 1989. This document is signed by the Director of Trademarks and of Contentious Matters of the same entity.

                                    (Illegible Signature)

                                    EFREN CADENA HERNANDEZ

ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

                                                  MEXICAN INSTITUTE OF
                                                  INDUSTRIAL PROPERTY





Based in Article 4, section j), last paragraph of the Agreement by which soome faculties are delegated to Directors, Assistant Directors, Chiefs of Department and other subordinates of the Mexican Institute of Industrial Property, published in the Official Gazette dated December 5, 1994, the Chief of the File Department of Trademarks ELENA PATRICIA RAMIREZ MENDOZA, CERTIFIES THAT:
this is a two (2) pages copy taken from its original and is inserted in:
TRADEMARK 415685 (FOUR HUNDRED AND FIFTEEN THOUSAND SIX HUNDRED AND EIGHTY FIVE) And is issued under the petition of JOSE ALFREDO ROMERO MORALES.

                               (Illegible signature)


                         Mexico, F.D., August 31, 1995.

         (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public.  Notary Number 138.
Mexico, Federal District)

Director of the Mexican Institute of
Industrial Property                                             August 25, 1995.

P R E S E N T .

                                      (Illegible number)
                                      ------------------

                                      (A seal that says:
                                      Mexican Institute of Industrial Property
                                      Reception Department
                                      Document Control.  Submittal.
                                      August 28
                                      (Illegible) hours)
                                      -----------


         JOSE ALFREDO ROMERO MORALES, legal attorney of JOSE GUILLERMO POHLS ANDRADE, who is the representative of the juridical person "SALINAS Y ROCHA", S.A., designates as domicile to listen and to receive all kind of notices and of documents, the one located in Avenida Presidente Masarik number 169, Colonia Chapultepec Morales, Zip Code 11570, Delegacion Miguel Hidalgo of this City, appears stating the following:

         By means of this letter, I apply for the issuance of a certified copy of the trademark registration title contained in the file granted to the trademark ENCANTOS DE ANTONIETA, trademark number 415685. Such trademark is in effect as it is derived from its legal date: February 3, 1992.

         Thanking you in advance, I remain in contact.

                                    SINCERELY,

                                    (Illegible Signature)

                                    Jose Alfredo Romero Morales.





ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

                                    GENERAL DIRECTION OF TECHNOLOGICAL
                                    DEVELOPMENT.

(A seal that says:
United States of Mexico                     TRADEMARK: 420807
Department of Commerce
and of Industrial Promotion)

                         TITLE OF TRADEMARK REGISTRATION

NAME:  SALINAS Y ROCHA, S.A.

NATIONALITY:  MEXICAN

DOMICILE:  PRESIDENTE MASARIK 169, COL. BOSQUES DE CHAPULTEPEC,
                  11570 MEXICO, F.D.                     MEXICO

FACILITY:         SAN COSME 33, COL. STA. MARIA LA RIVERA
                  06400 MEXICO, F.D.                     MEXICO

                         DATA OF TRADEMARK REGISTRATION
                         ------------------------------

REGISTRATION NUMBER: 420807

DISTINCTIVE SIGN: P&P
                 (AND DESIGN)

CLASS:  25

PROTECTS:  DRESSES IN GENERAL, SHOES AND HATTERY AND
           EVERYTHING RELATED TO THIS CLASS.

                                APPLICATION DATA
                                ----------------

LEGAL DATE: FEB. 3, 1992         CASUAL WEAR
                                 P&P
                                 Styled in Italy

HOUR:  10:12
                                 (A seal that says:
FILE:  131965                    United States of Mexico.
                                 Department of Commerce and of
                  PRIORITY       Industrial Promotion
                                 General Direction of Technological
COUNTRY:                         Development

SERIES NUMBER:

DATE:

         This registration has and effectiveness of a ten-year term counted as of the legal date and is renewable according to the applicable legal provisions.

               Mexico, F.D., August 27, 1992

               Agreed by the Department of Commerce and of Industrial Promotion

               The General Director of Technological Development

               Roberto Villarreal Gonda

         (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public. Notary Number 138.
Mexico, Federal District)

In the absence of the General Director based in Article 32 of the Internal Regulation of the Department of Commerce and of Industrial Promotion, published in the Federal Official Gazette on March 16, 1989. This document is signed by the Director of Trademarks and of Contentious Matters of the same entity.

                                    (Illegible Signature)

                                    EFREN CADENA HERNANDEZ




ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

                                                MEXICAN INSTITUTE OF
                                                INDUSTRIAL PROPERTY



Based in Article 4, section j), last paragraph of the Agreement by which soome faculties are delegated to Directors, Assistant Directors, Chiefs of Department and other subordinates of the Mexican Institute of Industrial Property, published in the Official Gazette dated December 5, 1994, the Chief of the File Department of Trademarks ELENA PATRICIA RAMIREZ MENDOZA, CERTIFIES THAT:
this is a two (2) pages copy taken from its  original  and is  inserted  in:
TRADEMARK  420807  (FOUR  HUNDRED AND TWENTY THOUSAND EIGHT HUNDRED AND SEVEN).

And is issued under the petition of JOSE ALFREDO ROMERO MORALES.

                                      (Illegible signature)



                         Mexico, F.D., August 31, 1995.

         (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public.  Notary Number 138.
Mexico, Federal District)

Director of the Mexican Institute of
Industrial Property                                             August 25, 1995.

P R E S E N T .

                                       (Illegible number)
                                       ------------------

                                       (A seal that says:
                                       Mexican Institute of Industrial Property
                                       Reception Department
                                       Document Control.  Submittal.
                                       August 28
                                       (Illegible) hours)
                                       -----------


         JOSE ALFREDO ROMERO MORALES, legal attorney of JOSE GUILLERMO POHLS ANDRADE, who is the representative of the juridical person "SALINAS Y ROCHA", S.A., designates as domicile to listen and to receive all kind of notices and of documents, the one located in Avenida Presidente Masarik number 169, Colonia Chapultepec Morales, Zip Code 11570, Delegacion Miguel Hidalgo of this City, appears stating the following:

         By means of this letter, I apply for the issuance of a certified copy of the trademark registration title contained in the file granted to the trademark P&P, trademark number 420807. Such trademark is in effect as it is derived from its legal date: February 3, 1992.

         Thanking you in advance, I remain in contact.

                                    SINCERELY,

                                    (Illegible Signature)

                                    Jose Alfredo Romero Morales.





         (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public.  Notary Number 138.
Mexico, Federal District)

                                    GENERAL DIRECTION OF TECHNOLOGICAL
                                    DEVELOPMENT.

A seal that says:
United States of Mexico                     TRADEMARK: 413574
Department of Commerce
and of Industrial Promotion

                         TITLE OF TRADEMARK REGISTRATION

NAME:  SALINAS Y ROCHA, S.A.

NATIONALITY:  MEXICAN

DOMICILE:  PRESIDENTE MASARIK 169, COL. BOSQUES DE CHAPULTEPEC
                  11570 MEXICO, F.D.                    MEXICO

FACILITY:         SAN COSME 33, COL. STA. MARIA LA RIVERA
                  06400 MEXICO, F.D.                    MEXICO

                         DATA OF TRADEMARK REGISTRATION
                         ------------------------------

REGISTRATION NUMBER: 413574

DISTINCTIVE SIGN: SYROC
                  (AND DESIGN)

CLASS:  11

PROTECTS:  ALL KIND OF COOLING FANS AND OF AIR CONDITIONING AND
           EVERYTHING RELATED TO CLASS 11.

                                APPLICATION DATA
                                ----------------

LEGAL DATE: DEC. 18, 1991
                                      SYROC
HOUR:  12:55
                                      (A seal that says:
FILE:  129509                         United States of Mexico.
                                      Department of Commerce and of
                  PRIORITY            Industrial Promotion
                                      General Direction of Technological
COUNTRY:                              Development

SERIES NUMBER:

DATE:

         This registration has and effectiveness of a ten-year term counted as of the legal date and is renewable according to the applicable legal provisions.

                Mexico, F.D., May 15, 1992

                Agreed by the Department of Commerce and of Industrial Promotion

                The General Director of Technological Development

                Roberto Villarreal Gonda


         (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public. Notary Number 138.
Mexico, Federal District)


In the absence of the General Director based in Article 32 of the Internal Regulation of the Department of Commerce and of Industrial Promotion, published in the Federal Official Gazette on March 16, 1989. This document is signed by the Director of Trademarks and of Contentious Matters of the same entity.

                                    (Illegible Signature)

                                    EFREN CADENA HERNANDEZ



ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

                                               MEXICAN INSTITUTE OF
                                               INDUSTRIAL PROPERTY


Based in Article 4, section j), last paragraph of the Agreement by which soome faculties are delegated to Directors, Assistant Directors, Chiefs of Department and other subordinates of the Mexican Institute of Industrial Property, published in the Official Gazette dated December 5, 1994, the Chief of the File Department of Trademarks ELENA PATRICIA RAMIREZ MENDOZA, CERTIFIES THAT: this is a two (2) pages copy taken from its original and is inserted in: TRADEMARK 413574 (FOUR HUNDRED AND THIRTEEN THOUSAND FIVE HUNDRED AND SEVENTY FOUR).

And is issued under the petition of JOSE ALFREDO ROMERO MORALES.

                              (Illegible signature)


                 Mexico, F.D., August 31, 1995.

         (A seal that says:
United States of Mexico.
Jose Antonio Manzanero Escutia.
Notary Public.  Notary Number 138.
Mexico, Federal District)

Director of the Mexican Institute of
Industrial Property                                             August 25, 1995.

P R E S E N T .

                                        (Illegible number)
                                        ------------------

                                        (A seal that says:
                                        Mexican Institute of Industrial Property
                                        Reception Department
                                        Document Control.  Submittal.
                                        August 28
                                        (Illegible) hours)
                                        -----------


         JOSE ALFREDO ROMERO MORALES, legal attorney of JOSE GUILLERMO POHLS ANDRADE, who is the representative of the juridical person "SALINAS Y ROCHA", S.A., designates as domicile to listen and to receive all kind of notices and of documents, the one located in Avenida Presidente Masarik number 169, Colonia Chapultepec Morales, Zip Code 11570, Delegacion Miguel Hidalgo of this City, appears stating the following:

         By means of this letter, I apply for the issuance of a certified copy of the trademark registration title contained in the file granted to the trademark SYROC, trademark number 413574. Such trademark is in effect as it is derived from its legal date: December 18, 1992.

         Thanking you in advance, I remain in contact.

                                    SINCERELY,

                                    (Illegible Signature)

                                    Jose Alfredo Romero Morales.





         (A seal that says:                      (A seal that says:
United States of Mexico.                Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.         Reception Department
Notary Public. Notary Number 138.       Document Control.  Submittal.
Mexico, Federal District)               August 31
                                        (Illegible) hours)
                                         ---------

MEXICAN INSTITUTE OF                    (21) File Number
INDUSTRIAL PROPERTY                     3942

         (12)                           Folio of Entrance Number
Application for:                        68450

( ) Trademark Registration             (22) Date and Hour of Submittal
( )  Collective Trademark
        Registration
( ) Commercial Notice
        Registration
(x) Publication of a Trade name

--------------------------------------------------------------------------------
(71)     Applicant(s):
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
(73) Attorney(s):
         Name(s):          JOSE ALFREDO ROMERO MORALES

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile for notices in the Mexican territory: street, number, colony and zip code.

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country Telephone (54) DISTINCTIVE SIGN:
         Type of Trademark          ( ) Nominative  ( ) Innominate
                                    ( ) Mixed       ( ) Three-dimensional

         SIR GRUPO SYR
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

         May 14, 1992                  ( )  IT HAS NOT BEEN USED
------------------------------
         Month, day, year

--------------------------------------------------------------------------------
(51)     CLASS:

         ( )( )             (67) Product(s) or Service(s)
         (Only if we deal with trademarks or trade names)

         Prevailing line of business:
         (Only if we deal with trade names)

         HOLDER OF SHARES, PARTICIPATIONS AND INTERESTS IN OTHER JURIDICAL PERSONS; REAL STATE COMPANIES AND IN GENERAL, ALLTHE ACTIVITIES RELATED TO A MERCANTILE COMPANY.
----------------------------------------------------------------
(64) The use of a distinctive sign in    Registration or Publication Data.
     the way it appears in the label is
     reserved.



AFFIXED IN THIS SPACE THE LABEL             The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN             publication have a ten-year term
(Only if we deal with Trademarks)           counted as of the date of its
                                            submittal  and  is  renewable  in
                                            terms  of  the applicable  legal
                                            provisions.

                                            BY AGREEMENT OF THE
                                            GENERAL DIRECTOR OF THE
                                            MEXICAN INSTITUTE OF
                                            INDUSTRIAL PROPERTY

                                            --------------------------
                                            The Trademark Director



ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial            ( ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
----------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
----------------------------------------------------------------
         Town, state and country
----------------------------------------------------------------
         (Only if we deal with Trade names)

         ITS USE COMPREHENDS:       (x) A geographical zone
                                    ( ) All the Republic
----------------------------------------------------------------
         (Only if we deal with Trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES:


----------------------------------------------------------------
       (Only if we deal of Trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER

(32)     DATE OF SUBMITTAL: 08         30        95
                            -----------------------
                               Month   day    year

(33)     COUNTRY OF ORIGIN:
                           ---------------------
----------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of the Attorney

Mexico, F.D., August 30, 95
---------------------------
Place and Date
----------------------------------------------------------------

                        DOCUMENTS TO BE ATTACHED HEREIN:

( )  Receipt of payment of the corresponding tariff.

( )  7 black and white labels with the regulated measures
     (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( )  7 colored labels with the regulated measures
     (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.).
     (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( )  Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( )  Documents that credits the personality.
     The original document is found in file number ___________
    (in case of document comparison)

( ) Faith of facts in case of a trade name.
--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------




         (A seal that says:
Unite States of Mexico.                 Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.         MIIP
Notary Public.  Notary Number 138.      Periferico Sur #  3106
         Mexico, Federal District)      Col. Jardines del Pedregal
                                        Deleg. Alvaro Obregon
                                        01900 Mexico, F.D.
        (A seal that says:
Unite States of Mexico.                 Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.                    MIIP
Notary Public.  Notary Number 138.      Periferico Sur #  3106
         Mexico, Federal District)      Col. Jardines del Pedregal
                                        Deleg. Alvaro Obregon
                                        01900 Mexico, F.D.

                              INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number               Application Number               Patent Number,
                                                    Registration or Publication:
197726

( ) Patent                ( )  Invention Certificate        ( ) Trade name

( )  Petit Patent         (X) Trademark                     ( ) Name of Origin

( ) Industrial Design     ( )  Commercial Notice            ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
    CONCEPT                ARTICLE      TARIFF            AMOUNT
                            TARIFF    PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                                N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                   ( )       Total Tariff      N$  1,022.82
Micro and Small enterprise     ( )       Additions to      N$    180.49
Institutes of Investigation                       Tax
of the Public Sector           ( )       VAT               N$
Educational Institutions       ( )       Total
Independent Inventors          ( )       Payment           N$  1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or      For the exclusive          Place
of  the Applicant                   use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                      SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________          (A seal that says:
Street. Number. Colony and Zip       27-C-7 We receive 27-C-7
Code.                                For the Payment or Deposit of the
                                     Amount. Marked in the reversed side.
MEXICO, F.D.                                       44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                                         August 31, 1995
F.R. T.                                            According to articles
                                                  (Illegible text)
SRO-8002018-S5                                     of the General Law of Credit
                                                   Instruments .
__________________________                         and of Credit Operations
 (Illegible Signature)                             (Illegible text)
                                                   BANCO INVERLAT, S.A.
__________________________                         BANCA MULTIPLE
Signature of the Entitled Person                   27-C-7)
or Representative


                               Copy 2 of the User


--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date    -  Name of the Holder of the Account  -  Currency  -  Account
                                                                Number

Day/Month/Year
                           M.I.I.P.                      (X) Mexican Cy.
                                                    ( ) Dollars   814557-1
----------------------------------------------------------------
- This account is managed in the Place     - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                                        DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                                       THE PLACE

-   Check         - Amount
    Number                                  -  Bank  - Check Number  -  Amount

1.                                          1.  SERFIN     063292
2.                                          2.
3.                                          3.
4.                                          4.
5.                                          5.
Amount:  $______________                             Amount   $_________

                           Total Amount of Checks    $ ________________________
                                            Cash     $ ________________________


This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.


         (A seal that says:                 (A seal that says:
United States of Mexico.           Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.    Reception Department
Notary Public. Notary Number 138.  Document Control.  Submittal.
Mexico, Federal District)          August 31
                                   (Illegible) P.M.)
                                    -----------

MEXICAN INSTITUTE OF                (21) File Number
INDUSTRIAL PROPERTY                 68449

      (12)                          Folio of Entrance Number
Application for:                    3941

( ) Trademark Registration         (22) Date and Hour of Submittal
( )  Collective Trademark
         Registration
( )  Commercial Notice
         Registration
(x)  Publication of a Trade name

--------------------------------------------------------------------------------
(71)     Applicant(s):
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
(73) Attorney(s):
         Name(s):          JOSE ALFREDO ROMERO MORALES

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile for notices in the Mexican territory: street, number, colony and zip code.

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country Telephone (54) DISTINCTIVE SIGN:
         Type of Trademark          ( ) Nominative  ( ) Innominate
                                    ( ) Mixed       ( ) Three-dimensional

         SIR GRUPO SYR
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

         January 1st, 1950         ( )  IT HAS NOT BEEN USED
------------------------------
         Month, day, year
--------------------------------------------------------------------------------
(51)     CLASS:

         ( )( )             (67) Product(s) or Service(s)
         (Only if we deal with trademarks or trade names)

         Prevailing line of business:
         (Only if we deal with trade names)

         ADMINISTRATION AND COMMERCIALIZATION OF WHOLESALES AND RETAIL SALES AND IN GENERAL, FREE SALES OF HOUSE FURNITURE, ELECTRIC AND ELECTRONIC SETS.
----------------------------------------------------------------
(64) The use of a distinctive sign in     Registration or Publication Data.
     the way  it appears in the label is
     reserved.



AFFIXED IN THIS SPACE THE LABEL           The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN           publication have a ten-year term
(Only if we deal with Trademarks)         counted as of the date of its
                                          submittal  and  is  renewable  in
                                          terms  of  the applicable  legal
                                          provisions.

                                          BY AGREEMENT OF THE
                                          GENERAL DIRECTOR OF THE
                                          MEXICAN INSTITUTE OF
                                          INDUSTRIAL PROPERTY

                                          --------------------------
                                          The Trademark Director



ROBERTO NUNEZ Y BANDERA
NOTARY NUMBER 1, MEXICO, F.D.

(72) Location of the Facility:    ( ) Industrial    ( ) Commercial
                                  ( ) Services

         MIGUEL ANGEL # 99, COL. NONOALCO, ZIP CODE 03700
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only if we deal with Trade names)

         ITS USE COMPREHENDS:        ( ) A geographical zone
                                     (X) All the Republic
--------------------------------------------------------------------------------
         (Only if we deal with Trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES:


--------------------------------------------------------------------------------
         (Only if we deal of Trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER

(32)     DATE OF SUBMITTAL: 08         30        95
                            -----------------------
                              Month   day    year

(33)     COUNTRY OF ORIGIN:
                             ---------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of the Attorney

Mexico, F.D., August 30, 95
Place and Date
--------------------------------------------------------------------------------

                        DOCUMENTS TO BE ATTACHED HEREIN:

( )  Receipt of payment of the corresponding tariff.

( )  7 black and white labels with the regulated measures
     (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( )  7 colored labels with the regulated measures
     (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.).
     (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( )  Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( )  Documents that credits the personality.
     The original document is found in file number ___________
    (in case of document comparison)

( ) Faith of facts in case of a trade name.
--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------




         (A seal that says:
Unite States of Mexico.                 Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.                         MIIP
Notary Public.  Notary Number 138.       Periferico Sur #  3106
         Mexico, Federal District)       Col. Jardines del Pedregal
                                         Deleg. Alvaro Obregon
                                         01900 Mexico, F.D.

                              INCOMES FOR SERVICES
                                   UNIQUE FORM

                      This format is for free distribution

Folio Number               Application Number               Patent Number,
                                                    Registration or Publication:
197735

( ) Patent                ( )  Invention Certificate        ( ) Trade name

( )  Petit Patent         (X) Trademark                     ( ) Name of Origin

( ) Industrial Design     ( )  Commercial Notice            ( ) Other

(It is affixed here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

--------------------------------------------------------------------------------
    CONCEPT                ARTICLE      TARIFF            AMOUNT
                            TARIFF    PARAGRAPH
--------------------------------------------------------------------------------
STUDY OF THE APPLICATION,
REGISTRATION AND ISSUANCE
OFA TRADEMARK CERTIFICATE
(ACCORDING TO TITLE FOURTH
OF THE LAW)                                                N$  1, 022.82


--------------------------------------------------------------------------------
50% Discount                   ( )       Total Tariff      N$  1,022.82
Micro and Small enterprise     ( )       Additions to      N$    180.49
Institutes of Investigation                       Tax
of the Public Sector           ( )       VAT               N$
Educational Institutions       ( )       Total
Independent Inventors          ( )       Payment           N$  1,203.31
--------------------------------------------------------------------------------
Printer, S.A. de C.V. Printer authorized in the Federal Official Gazette dated 07-10-95. F.R.T. PRI-941220-FF9. Phone: 582-15-00. The non-authorized reproduction of this receipt constitutes a felony in terms of the established tax provisions.
--------------------------------------------------------------------------------
Data of the Entitled person or      For the exclusive          Place
of  the Applicant                   use of  the MIIP

Name:  SALINAS Y ROCHA, S.A.
__________________________ Reception Date   _____________________
DOMICILE:  MIGUEL ANGEL #                      SECOFI Delegation
99, NONOALCO, ZIP CODE
03700.
__________________________          (A seal that says:
Street. Number. Colony and Zip       27-C-7 We receive 27-C-7
Code.                                For the Payment or Deposit of the
                                     Amount. Marked in the reversed side.
MEXICO, F.D.                                       44

__________________________         Branch office. (Illegible text)  Mexico, F.D.
Town/State                                         August 31, 1995
F.R. T.                                            According to articles
                                                  (Illegible text)
SRO-8002018-S5                                     of the General Law of Credit
                                                   Instruments .
__________________________                         and of Credit Operations
 (Illegible Signature)                             (Illegible text)
                                                   BANCO INVERLAT, S.A.
__________________________                         BANCA MULTIPLE
Signature of the Entitled Person                   27-C-7)
or Representative


                               Copy 2 of the User


--------------------------------------------------------------------------------
DEPOSIT IN A CHECK ACCOUNT-MULTITRAN-UNIQUE ACCOUNT
--------------------------------------------------------------------------------
- Date    -  Name of the Holder of the Account  -  Currency  -  Account
                                                                Number

Day/Month/Year
                           M.I.I.P.                      (X) Mexican Cy.
                                                    ( ) Dollars   814557-1
--------------------------------------------------------------------------------
- This account is managed in the Place     - Headquarters and Branch Offices Key

                                    Reference
--------------------------------------------------------------------------------
INVERLAT                                        DOCUMENTS OF OTHER BANKS OF
DOCUMENTS                                       THE PLACE

-   Check         - Amount
    Number                                  -  Bank  - Check Number  -  Amount

1.                                          1.  SERFIN     063292
2.                                          2.
3.                                          3.
4.                                          4.
5.                                          5.
Amount:  $______________                             Amount   $_________

                           Total Amount of Checks    $ ________________________
                                            Cash     $ ________________________


This receipt shall be valid when it is sealed and signed by the cashier. The checks are received under reserve.
Deposits received for Multitran accounts are credited in the captured account that is managed in the receiving place.



         (A seal that says:                 (A seal that says:
United States of Mexico.           Mexican Institute of Industrial Property
Jose Antonio Manzanero Escutia.    Reception Department
Notary Public. Notary Number 138.  Document Control.  Submittal.
Mexico, Federal District)          August 31
                                   (Illegible) P.M.)
                                    -----------

MEXICAN INSTITUTE OF                        (21) File Number
INDUSTRIAL PROPERTY                         4289

         (12)                               Folio of Entrance Number
Application for:                            40268

( ) Trademark Registration                 (22)  Date and Hour of Presentation
( ) Collective Trademark
       Registration
(X)  Commercial Notice
       Registration
(  )  Publication of a Trade name
--------------------------------------------------------------------------------
(71)     Applicant(s):
         Name(s):          SALINAS Y ROCHA, S.A.

         Nationality(ies): MEXICAN

         AV. PRESIDENTE MAZARIK # 169, COL. CHAPULTEPEC MORALES,
         ZIP CODE 11570, DELEG. MIGUEL HIDALGO, MEXICO, F.D.
--------------------------------------------------------------------------------
         Domicile of the First Applicant: street, number, colony and zip code

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
(73) Attorney(s):                     G.P.R.
                                             -------------------
         Name(s):          JOSE ALFREDO ROMERO MORALES
         AV. PRESIDENTE MAZARIK # 169, COL. CHAPULTEPEC MORALES,
         ZIP CODE 11570, DELEG. MIGUEL HIDALGO, MEXICO, F.D.
--------------------------------------------------------------------------------
         Domicile for notices in the Mexican territory: street, number, colony and zip Code.

         MEXICO, F.D.                    531-20-52
--------------------------------------------------------------------------------
         Town, state and country Telephone (54) DISTINCTIVE SIGN:
         Type of Trademark          ( ) Nominative  ( ) Innominate
                                    ( ) Mixed       ( ) Three-dimensional

         "LAS TANDAS DE SALINAS Y ROCHA"
--------------------------------------------------------------------------------
         DATE OF FIRST USE:

                                 (X)  IT HAS NOT BEEN USED
------------------------------
         Month, day, year
--------------------------------------------------------------------------------
(51)     CLASS:

         (3)(5)             (67) Product(s) or Service(s)
         (Only in case of trademark or trade name)

         Prevailing line of business:
         (Only if we deal with a trade name)

         PUBLICITARY CAMPAIGN
--------------------------------------------------------------------------------
(64) The use of a distinctive sign in    Registration or Publication Data.
     the way it appears in the label is
     reserved.



AFFIXED IN THIS SPACE THE LABEL          The effects of this registration or
OF THE APPLIED DISTINCTIVE SIGN          publication have a ten-year term
(Only if we deal with Trademarks)        counted as of the date of its
                                         submittal  and  is  renewable  in
                                         terms  of  the applicable  legal
                                         provisions.

                                         BY AGREEMENT OF THE
                                         GENERAL DIRECTOR OF THE
                                         MEXICAN INSTITUTE OF
                                         INDUSTRIAL PROPERTY

                                         --------------------------
                                         The Trademark Director




(72) Location of the Facility:    ( ) Industrial      ( ) Commercial
                                  (X) Services

         AV. PRESIDENTE MAZARIK # 169, COL. CHAPULTEPEC MORALES,
         ZIP CODE 11570, DELEG. MIGUEL HIDALGO, MEXICO, F.D.
--------------------------------------------------------------------------------
         Domicile (street, number, colony and zip code)

         MEXICO, F.D.
--------------------------------------------------------------------------------
         Town, state and country
--------------------------------------------------------------------------------
         (Only if we deal with Trade names)

         ITS USE COMPREHENDS:       ( ) A geographical zone
                                    ( ) All the Republic
--------------------------------------------------------------------------------
         (Only if we deal with Trademarks)

(58)     NON RESERVABLE LEYENDS AND FIGURES:


--------------------------------------------------------------------------------
(Only if we deal with Trademarks)

(30)     PRIORITY CLAIMED:          (31) NUMBER

(32)     DATE OF SUBMITTAL:
                            ---------------------
                             Month   day    year

(33)     COUNTRY OF ORIGIN:
                             ---------------------
--------------------------------------------------------------------------------

         (Illegible Signature)
JOSE ALFREDO ROMERO MORALES
Name and Signature of the Applicant or
of the Attorney

Mexico, F.D., May 31st, 95
Place and Date





--------------------------------------------------------------------------------

                        DOCUMENTS TO BE ATTACHED HEREIN:

( )  Receipt of payment of the corresponding tariff.

( )  7 black and white labels with the regulated measures
     (no greater than 10 x10 cm.; no lesser than 4 x 4 cm.). (Except nominative)

( )  7 colored labels with the regulated measures
     (no greater than 10 x 10 cm.; no lesser than 4 x 4 cm.).
     (Except nominative)

( ) 7 photographic impressions or the picture with the regulated measures of the three-dimensional trademark in three grounds.

( )  Documents that credits the personality of the attorney (as the case may be)

( ) Regulations of use and license of the trademark and its rights transfer (only in case of a property trademark)

( ) A copy of the registration evidence in the General Registry of Powers of Attorney of the MIIP (as the case may be)

( )  Documents that credits the personality.
     The original document is found in file number ___________
    (in case of document comparison)

( ) Faith of facts in case of a trade name.
--------------------------------------------------------------------------------
                        INSTRUCTIONS TO FILL THIS FORM
                           -Original an three copies -

(12)  APPLICATION OF:      Put a cross in the square division in the application
                           you want to submit.

(71)  APPLICANT(S):        Write the name of the applicant(s)
      Name (s)             (either individuals or juridical persons) or the
      Nationality(ies)     owners.  If it is a collective trademark,
      Domicile of the      give the name of the association.
      First Applicant      Give the nationalities of the Applicants.
                           Give the street; external or internal
                           numbers, colony, zip code, town, state and country related to the domicile of the first applicant.
                           If the applicant has no Attorney, this domicile shall be used for notices.

(73) ATTORNEY(S):          If the transaction is done by means of an attorney,
                           give the corresponding
     Name (s)              name or names:
     G.R.P.                Give the number  with which the  attorney or
                           attorneys  are  registered  in the General
                           Registry of Powers of Attorney of the MIIP.
     Domicile to
     Receive notices:      Indicate a domicile in the Mexican
                           territory, where the MIIP shall give the corresponding notices.

(54) DISTINCTIVE SIGN:     Write in this space the name of the trademark
     Date of First         (IF THE APPLICATION IS A TRADEMARK REGISTRATION).
     Registration          The phrase with which the corresponding
     It has not            products, services or facilities are
     been  Used            advertised or shall be advertised
                           (IF THE  APPLICATION REFERS TO A COMMERCIAL NOTICE).
                           Give in which the distinctive sign was first  used.
                           Put a cross in the square division if the distinctive sign has not been used.

(51) CLASS:                Put in the square division, the class number that
                           corresponds to the products or services that are protected or that are advertised (consult the note or the International classification of the products or of the services)

(57) PRODUCT(S),
        SERVICE(S):        IF WE DEAL WITH A TRADEMARK OR A COLLECTIVE TRADEMARK
                           REGISTRATION, specify the products of the services that are to be protected, in case the blank space is insufficient, you should indicate them in an Exhibit). IF WE DEAL WITH A COMMERCIAL NOTICE
                           APPLICATION, indicate the products, services or facilities that shall be advertised with the distinctive sign.
                           IF WE DEAL WITH THE PUBLICATION OF A TRADE NAME, indicate the prevailing line of business of the facility as referred to in the application.

(71)  LOCATION OF
      THE FACILITY:        Indicate in the square division the type of
                           facility that corresponds to this Application
      INDUSTRIAL           and indicate the domicile where the products are
      COMMERCIAL           manufactured or distributed, or if services are
      SERVICES             rendered with the trademark or collective
                           trademark that it is going to be registered.



ITS USE
COMPREHENDS:              Cross the corresponding square division of the
                          geographical zone to be protected with the distinctive sign.
                          (ONLY IF WE DEAL WITH A TRADE NAME PUBLICATION).

(64)  THE USE OF THE
      TRADEMARK
      IN THE WAY
      CONTAINED IN
      THE LABEL IS        Indicate in the corresponding square division
       RESERVED.          if it is NOMINATIVE, when one or more words are to be
                          registered; INNOMINATE, if you  want to register a
                          figure, design or logo without
                          words; MIXED, if you want to register a combination of
      Nominative          word, figures or designs; THREE-DIMENSIONAL, when you
                          want to register the form of the product or of its package, in three dimensions.
      Innominate

      Mixed

      Three-dimensional

(58)  NON RESERVABLE
      LEYENDS OR
      FIGURES: In this section you shall indicate the words and/or figures that according the Law of Industrial Property are non reservables: for example, Hecho en Mexico, Talla, Ingredientes, Contenido, Peso, Registro de Salud, etc. (Made in Mexico, Size, Ingredients, Content, Weight, Sanitary Register, etc.)

REQUIREMENTS
FOR THE SUBMITTAL
DATE: Application duly signed. Filled with the applicant's data, distinctive sign, products or services to which the trademark is applied, receipt of payment of the corresponding tariffs and its labels.
--------------------------------------------------------------------------------



                                   UNIQUE FORM
         INCOMES FOR TRANSACTIONS, SERVICES AND ADMINISTRATIVE REVENUES

DATE OF PAYMENT            PLACE            Mexican Institute of
                                            Industrial Property
May 31st, 1995                              Mexico, D.F.
Month  day  year                            Town and State

Seal of the Bank                                        Type of Payment

                                            Normal (X)  Complementary ( )

INSTRUCTIONS:

1.  Please indicate the amounts in new pesos with cents.
1. In the event of making two payments use the immediate inferior line of the concept. In the event of making three payments, use the line of Others.
2.  Indicate in the blank space what you are asking for.
4.  Partial payments are not accepted.  Verify the corresponding amounts.
5.  To the cashier, please verify the amounts.

(A seal that says: WE RECEIVE by means of the Compensation Chamber. Branch 44. Ninos Heroes. Mexico, F.D., May 31st,1995. To be credited on the Account of the Beneficiary. Article 30 of the General Law of Credit Instruments and of Credit Operations. Multibanco Comermex, S.A. BANCA MULTIPLE. 16.2)


Folio Number: 01543271


(It is affixeded here the Federal Registry of Taxpayers ID, that contains:
SHCP.      Folio  D0536834
Department of Treasury and of Public Credit
Assistant Department of Incomes
Taxpayers ID
IMP931211NE1
------------
Fed. Reg. of Taxpayers ID
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
----------------------------------------
NAME, CORPORATE NAME
         28/02/94
         SAJmC2GFN.)

Key                   CONCEPT           ARTICLE         PARAGRAPH    AMOUNT
                                        TARIFF          TARIFF
A   GENERAL CONCEPTS

B   PATENTS

C   INVENTION CERTIFICATES

D   INDUSTRIAL DESIGNS
    AND PETIT PATENTS

E   SERVICES OF TECHNICAL
    INFORMATION

F   TRADEMARKS

G   NAMES OF ORIGIN

H   COMMERCIAL NOTICES
                                    Study of
                                     Application 60      I              87.27
                                     Issuance of the
I   TRADE NAMES                      Title  60          II              87.27

J   PROTECTION TO THE
    RIGHTS OF INDUSTRIAL
    PROPERTY

K   OTHERS ______________
           Specify                                                     174.54
    ______________________
    TOTAL TARIFFS                                                       26.16
    ADDITIONAL PAYMENT                                              N$ 200.72
    VAT
    TOTAL PAYMENT


--------------------------------------------------------------------------------

USERS DATA                                 REPRESENTATIVE DATA

SALINAS Y ROCHA, S.A. DE C.V.       ROMERO MORALES JOSE ALFREDO
-----------------------------       ---------------------------
Surnames and Name                   Surnames                  Name(s)




F.R. of T.                                           F.R. of T.

(Illegible)                                          (Illegible)
-----------                                          -----------

Number of:  PAT. (  )  MU  (  ) DI (  ) M (  )  NC  (  )  AC (  )
FILE: _______________________________________
REGISTRY: __________________________________

FOR THE EXCLUSIVE USE OF MIIP

                                                     (Illegible Signature)
                                                User or Representative Signature

Copy 2 - User

                                                                            "F"
BBV
BANCO BILBAO VIZCAYA

March 10, 1999.

GRUPO ELEKTRA, S.A. DE C.V.
Avenida Insurgentes Sur # 3579
Col. Tlalpan La Joya
Zip Code 14000, Mexico, F.D.


                                            Ref.:  Trust F/55070-1 "SYR Group"


Regarding the Trust Agreement of reference, which we have the pleasure to administrate in this Institution, by means of this document we certify that to this date, the following shares are included in the trust estate:

ISSUER                     NUMBER OF SHARES          TITLE NUMBER

Grupo SYR, S.A.de C.V.       2,174,300                1, Series "B"

Grupo SYR, S.A. de C.V.      11,181,800               2, Series "B"

Grupo SYR, S.A. de C.V.       8,560,300               3, Series "B"

Grupo SYR, S.A. de C.V.       7,516,600               4, Series "B"

Such common shares have no par value, are totally subscribed and paid, we have them in custody according to what it is set forth in the Trust Agreement.

Grupo SYR, S.A. de C.V.             45,392,691                        Series "B"

These shares are administered through a stock exchange intermediation agreement executed with BBV Probursa, Casa de Bolsa, on behalf of BBV-M Div. Fid. F/55070-1.

This evidence is issued in terms of what it is set forth in Antecedent I, paragraph (a) of the Sales Purchase Agreement with Domain Reservation, to be executed with you, as well as for all the legal effects.


                               S I N C E R E L Y,


(Illegible signature)                                (Illegible signature)
Raul Vazquez Alcantara                      Fausto Vega Jaramillo
Fiduciary Delegate                                   Fiduciary Delegate


                                   "At the right margin, there are two rubrics".


             BANCO BILBAO VIZCAYA - MEXICO, S.A. - Montes Urales 620 Col. Lomas de Chapultepec - 11000 Mexico, F.D. Phone 201-2000

                                                                            "G"

Antonio Franck Cabrera in my character of Secretary of the Board of Directors of Grupo SyR, S.A. de C.V., by means of this document, I CERTIFY that on February 25, 1999, 94,392,691 shares representing 94.392691% of the capital stock of Grupo SyR, S.A. de C.V. were duly registered in the Registry Book of Shareholders of Grupo SyR, S.A. de C.V. under item Number 21, regarding their affectation into trust Number F/55070-1 constituted with Banco Bilbao Vizcaya - Mexico, S.A., Institucion de Banca Multiple, Division Fiduciaria, Grupo Financiero BBV-Probursa.

                           Mexico, F.D., May 8, 1999.

                              (Illegible signature)
                             Antonio Franck Cabrera
                       Secretary of the Board of Directors



                                   "At the right margin, there are two rubrics".

                                                                        "H one"
Banco Santander Mexicano

                                                                   March 8, 1999

Banca Serfin, S.A.
Institucion de Banca Multiple
Grupo Financiero Serfin

Bancomer, S.A.
Grupo Financiero Bancomer

Citibank Mexico, S.A.
Grupo Financiero Citibank


               Re:  Assignment of rights/Grupo SyR, S.A. de C.V.

Dear Sirs:

We refer to the sales purchase agreement with domain reservation (hereinafter referred to as the "Sales Purchase Agreement") to be executed on March 10 of this year regarding: (i) 94,392,691 (ninety four million three hundred and ninety two thousand six hundred and ninety one) shares, representing 94.392691% of the capital stock of Grupo SyR, S.A. de C.V. (hereinafter referred to as "SyR Group"), and (ii) the rights of credit derived from the acknowledgement and re-structure of indebtedness agreement on account of the subsidiary company of SyR Group named Salinas y Rocha, S.A. de C.V. spread upon the record in deeds number 41,172 and 41,173, dated August 19, 1997 granted before Roberto Nunez y Bandera, Notary Public No. 1 of the Federal District (hereinafter referred to as "Indebtedness I" and "Indebtedness II", respectively.

About the preferential right that the credit institution is entitled to as set forth in paragraph (5) of clause Sixteenth regarding Indebtedness I and Indebtedness II, this institution waives to such preferential right to acquire the rights of credit that these credit institutions are entitled to under such Indebtedness I and II. Consequently, by means of this document these institutions are authorized and are completely free to transfer the rights of credit they are entitled to, under Indebtedness I and Indebtedness II, to Grupo Elektra, S.A. de C.V., in terms of the Sales Purchase Agreement.


We remain in contact.

Sincerely,

                         Banco Santander Mexicano, S.A.
                          Institucion de Banca Multiple
                       Grupo Financiero Santander Mexicano


----------------------------        ------------------------------
By:  Carlos Creel Cobian             By:  Luis Felipe Mariscal M.


                                   "At the right margin, there are two rubrics".

Banco Santander Mexicano, S.A.


                                                                         "H two"
CITIBANK

                                                                  March 9, 1999

Banca Serfin, S.A.
Institucion de Banca Multiple
Grupo Financiero Serfin

Banco Santander Mexicano, S.A.
Institucion de Banca Multiple
Grupo Financiero Santander

Bancomer, S.A.
Grupo Financiero Bancomer


               Re:  Assignment of rights/Grupo SyR, S.A. de C.V.

Dear Sirs:

We refer to the sales purchase agreement with domain reservation (hereinafter referred to as the "Sales Purchase Agreement") to be executed on March 10 of this year regarding: (i) 94,392,691 (ninety four million three hundred and ninety two thousand six hundred and ninety one) shares, representing 94.392691% of the capital stock of Grupo SyR, S.A. de C.V. (hereinafter referred to as "SyR Group"), and (ii) the rights of credit derived from the acknowledgement and re-structure of indebtedness agreement on account of the subsidiary company of SyR Group named Salinas y Rocha, S.A. de C.V. spread upon the record in deeds number 41,172 and 41,173, dated August 19, 1997 granted before Roberto Nunez y Bandera, Notary Public No. 1 of the Federal District (hereinafter referred to as "Indebtedness I" and "Indebtedness II", respectively.

About the preferential right that the credit institution is entitled to as set forth in paragraph (5) of clause Sixteenth regarding Indebtedness I and Indebtedness II, this institution waives to such preferential right to acquire the rights of credit that these credit institutions are entitled to under such Indebtedness I and II. Consequently, by means of this document these institutions are authorized and are completely free to transfer the rights of credit they are entitled to, under Indebtedness I and Indebtedness II, to Grupo Elektra, S.A. de C.V., in terms of the Sales Purchase Agreement.



We remain in contact.

Sincerely,

Citibank Mexico, S.A.
Grupo Financiero Citibank

   (Illegible signature)
----------------------------
By:  Mr. Luis Carlos Rivas Alvarez

"At the right margin, there are two rubrics".

                                                                      "H three"
                                GRUPO FINANCIERO
                                     SERFIN

                                                                  March 8, 1999


BANCO SANTANDER MEXICANO, S.A.
Institucion de Banca Multiple,
Grupo Financiero Santander

CITIBANK MEXICO, S.A.
Grupo Financiero Citibank,

BANCOMER, S.A.
Institucion de Banca Multiple,
Grupo Financiero


               Re:  ASSIGNMENT OF RIGHTS/GRUPO SyR, S.A. de C.V.

Dear Sirs:


We refer to the sales purchase agreement with domain reservation (hereinafter referred to as the "Sales Purchase Agreement") to be executed on March 10 of this year regarding: (i) 94,392,691 (ninety four million three hundred and ninety two thousand six hundred and ninety one) shares, representing 94.392691% of the capital stock of Grupo SyR, S.A. de C.V. (hereinafter referred to as "SyR Group"), and (ii) the rights of credit derived from the acknowledgement and re-structure of indebtedness agreement on account of the subsidiary company of SyR Group named Salinas y Rocha, S.A. de C.V. spread upon the record in deeds number 41,172 and 41,173, dated August 19, 1997 granted before Roberto Nunez y Bandera, Notary Public No. 1 of the Federal District (hereinafter referred to as "Indebtedness I" and "Indebtedness II", respectively.

About the preferential right that the credit institution is entitled to as set forth in paragraph (5) of clause Sixteenth regarding Indebtedness I and Indebtedness II, this institution waives to such preferential right to acquire the rights of credit that these credit institutions are entitled to under such Indebtedness I and II. Consequently, by means of this document these institutions are authorized and are completely free to transfer the rights of credit they are entitled to, under Indebtedness I and Indebtedness II, to Grupo Elektra, S.A. de C.V., in terms of the Sales Purchase Agreement.



We remain in contact.

                              S i n c e r e l y,
                               Banca Serfin, S.A.
                         Institucion de Banca Multiple,
                             Grupo Financiero Serin


                              (Illegible signature)
                           ------------------------------
                         By: ISABEL ALVAREZ DE LA TORRE
                             Assistant of the General Director of
                             the Bank of Recovery



                                   "At the right margin, there are two rubrics".

                                                                       "H four"

March 8, 1999

BANCOMER, S.A.

Banca Serfin, S.A.
Institucion de Banca Multiple
Grupo Financiero Serfin

Banco Santander Mexicano, S.A.
Institucion de Banca Multiple
Grupo Financiero Santander

Citibank Mexico, S.A.
Grupo Financiero Citibank


                     Re:  Assignment of rights/Grupo SyR, S.A. de C.V.


Dear Sirs:

We refer to the sales purchase agreement with domain reservation (hereinafter referred to as the "Sales Purchase Agreement") to be executed on March 10 of this year regarding: (i) 94,392,691 (ninety four million three hundred and ninety two thousand six hundred and ninety one) shares, representing 94.392691% of the capital stock of Grupo SyR, S.A. de C.V. (hereinafter referred to as "SyR Group"), and (ii) the rights of credit derived from the acknowledgement and re-structure of indebtedness agreement on account of the subsidiary company of SyR Group named Salinas y Rocha, S.A. de C.V. spread upon the record in deeds number 41,172 and 41,173, dated August 19, 1997 granted before Roberto Nunez y Bandera, Notary Public No. 1 of the Federal District (hereinafter referred to as "Indebtedness I" and "Indebtedness II", respectively.

About the preferential right that the credit institution is entitled to as set forth in paragraph (5) of clause Sixteenth regarding Indebtedness I and Indebtedness II, this institution waives to such preferential right to acquire the rights of credit that these credit institutions are entitled to under such Indebtedness I and II. Consequently, by means of this document these institutions are authorized and are completely free to transfer the rights of credit they are entitled to, under Indebtedness I and Indebtedness II, to Grupo Elektra, S.A. de C.V., in terms of the Sales Purchase Agreement.


We remain in contact.

                                   Sincerely,
                                 Bancomer, S.A.
                          Institucion de Banca Multiple
                            Grupo Financiero Citibank

                              (Illegible signature)
                            ----------------------------
                            By: Guillermo Chavez Eckstein


                                   "At the right margin, there are two rubrics".

                                                                            "I"



                             [Intentionally omitted]

                                                                            "J"

                                 Account Number



         011904455-8 BBV DIVFID in Banco Bilbao Vizcaya (Mexico), S.A.


                   (This space is left intentionally in blank)

                                    (Rubrics)



                                                                            "K"

                         Limits to the General Director

In terms of what it is established in clause Twelfth, the General Director of GSYR and of SYR shall have, regarding each one of such companies, the following limits in the exercise of his duties, events in which he must obtain the prior written approval of the Chairman of the Board of Directors of GSYR and SYR (the "Chairman of the Board"), or in their absence, for at least two other proprietor members of the Board of Directors of GSYR and of SYR, respectively. The foregoing, in the understanding that such limits likewise operate regarding GSYR and SYR in terms and under the conditions referred to in clause Twelfth:

1. Transfer of any asset property of GSYR, SYR and/or any other of the subsidiary companies of GSYR, that has a value in books, individually or jointly, equal or superior of $100,000.00 (one hundred thousand pesos 00/100 Mex. Cy.). The foregoing, without prejudice of what it is stated in the following paragraph 2.

2. Discount, assign, transfer or negotiation of the collection rights contracted on behalf of GSYR, SYR and/or any of the subsidiary companies of GSYR (the "Portfolio"). In this event, the General Director is bound to obtain the prior written authorization of the Chairman of the Board of Directors in the terms herein established, which may be granted subject to the following conditions:

(a) The transfer of the Portfolio must be carried out according to the value approved in writing by the Chairman of the Board.

(b) In case of discrepancy between the value of the Portfolio determined by the Chairman of the Board and that in which such Portfolio is pretended to be transferred by the General Director, the difference that in its case exist between the values assigned to the Portfolio by the Chairman of the Board and the General Director must be priory contributed by the Purchaser, in cash and in the account of the bank deposit as referred to in the following paragraph (c).

(c) In the event the Portfolio is transferred, SYR and/or the subsidiary of GSYR, must deposit in a credit institution, the product of such transfer in an account specially opened for such effects. Likewise, the Purchaser shall deposit prior to the corresponding transfer, the existing difference of the value in terms of paragraph (b) above.

In the deposit herein referred to, the only persons authorized to dispose, withdraw or issue against the resources in it deposited are the General Director and the Chairman of the Board, in a jointly manner, until the Purchaser pays totally the Price of the Package (including, in its case, the payment for the Increase of the Deferred Payment), situation that shall be registered expressly in the deposit agreement that is executed for such effects. The General Director and the Chairman of the Board may withdraw, jointly and during the time in which the Price of the Package remains unpaid, the resources that are deposited in such account, which may be destined exclusively to the SyR operation. The foregoing, in the understanding that in the event in which the General Director is removed from his office, the Chairman of the Board may dispose without the consent of the General Director, prove that the deposit agreement executed for such effects, in the intelligence that the funds shall be affected in the SyR operation. Once the total amount of the Price of the Package is paid, the General Director may dispose of the existing funds in the account referred to in this paragraph, without restrictions.

(d) The transfer of the Portfolio shall be carried without responsibility and without remedy against GSyR and of SyR, independently of the legal act by means of which its property is transferred.

(e) The part that in its case acquires the rights of credit of the Portfolio must grant to SyR and/or to the subsidiary of GSyR, an irrevocable mandate so that any of them transact and carry out the collection of the Portfolio, in the understanding that such mandate may be terminated in the date in which the Purchaser pays the total amount of the Price of the Package and operates the transfer of property of the same on his behalf in terms of clause Eighth of the Sales Purchase Agreement.

3 Contracting and the assumption of any type of liabilities, either direct or contingent, on account of GSyR, SyR and/or any of the subsidiary companies of GSyR.

4 Granting of any type of guarantees, either real or personal over the assets property of GSyR, SyR and/or any of the subsidiary companies of GSyR.

5 Change of sales policies or of the policies regarding the granting of the credit on account of GSyR, SyR and/or any of the subsidiary companies of GSyR, in the understanding that the authorization herein referred to may not be denied by the Chairman of the Board if the policy to be implemented in this respect is consistent with such policy applied regularly by the Purchaser and/or any of the subsidiary companies or affiliates.

6 Contracting of the Auxiliary Officers, and/or liquidation of the personnel of first, second and third level of GSyR, SyR and/or of any of the subsidiary companies of GSyR. The foregoing, in the understanding that the General Director may carry out freely such contracting or liquidation, exclusively regarding the 40% (forty percent) of the personnel that in its case occupy such offices in the companies above referred, to the date of signature of this agreement, independently of the nature of the functions of the corresponding office, provided that, in the event of liquidation it does not exceed from the equivalent amount of the constitutional indemnity that may correspond to them in terms of the Federal Labor Law. Notwithstanding the foregoing, the General Director in no event may carry out, without the prior written consent of the Chairman of the Board, the dismissal, liquidation or any other way of termination of the labor relation with the Director of Administration and of Financing of GSyR and of SyR, Mr. Tomas Valladares, as well as the Credit and Collection Director, Mr. Luis Rendon.

In virtue of the foregoing, it is established without prejudice of the responsibility of the Sellers regarding the labor contingencies that in a limited manner is referred to in clause Sixteenth of the Sales Purchase Agreement.

7 To carry out any determined operation, different from the once referred to in paragraphs 1 to 6 above, for a higher amount, either individually or jointly, to $1,000,000.00 (one million pesos 00/100 Mex. Cy.) or in its case, to subscribe, issue, accept or aval, under any concept, credit instruments, including in an enunciative manner, checks, for an equal or superior amount, either individually or jointly, to the amount above referred to.

8 To carry out the changes in the tax policy followed to this date by GSyR, SyR and/or any of the subsidiary companies.

                                    (Rubrics)



                                                                            "L"

Nominal Wages of the General Director and Auxiliary Officers

1. The General Director shall perceive the amount of $5,000.00 (five thousand pesos 00/100 Mexican Cy.) as nominal wage for the rendering of services as referred to in clause Twelfth of the Sales Purchase Agreement, same that shall be payable in the terms and for the term set forth in the labor agreement for determined time form that is attached herein to this Exhibit as Appendix 9.1, which shall be executed in this date between GSyR and SyR and the General Director, respectively, in the terms set forth in the cited clause Twelfth.

2. Each one of the Auxiliary Officers shall perceive the amount of $2,500.00 (Two thousand five hundred pesos 00/100 Mexican Cy.) as nominal wage for the rendering of services referred to in clause Twelfth of the Sales Purchase Agreement, same that shall be payable according to the term set forth in the labor agreement for determined time form executed in this date between GSyR and SyR and each one of the Auxiliary Officers, respectively, in the terms set forth in the cited clause Twelfth.

                                                                            "M"


            List of the offices designated as substitute arbitrators

1.       Castillo Miranda y Cia., S.C.

2.       Del Barrio y Asociados, S.C.

3.       BDO-Hernandez, Lozano, Marron y Cia., S.C.



                  (This space was left intentionally in blank)

                                    (Rubrics)


                                                                            "N"

In terms of what it is set forth in clause Twelfth, the General Director of GSyR and of SyR shall have, regarding each one of the companies, the following limits in the exercise of its function, cases in which he must obtain the prior written approval of the President of the Board of Directors of GSyR and SyR (the "President of the Board"), or in its absence, of for at least two of the proprietary members of the Board of Directors of GSyR and SyR, respectively. The above, in the understanding that such limits also operate regarding GSyR and SyR in the terms and under the conditions referred to in clause Twelfth:

1. Transfer of any property asset of GSyR, SyR and/or any of the subsidiary companies of GSyR, that has a book value, either individually or collectively, equal or superior to $ 100,000.00 (one hundred pesos 00/100 Mex. Cy.). The above, without prejudice in what it is set forth in the following paragraph 2.

2. Discount, assignment, transfer or negotiation of the collection rights incurred on behalf of GSyR, SyR and/or any of the subsidiary companies of GSyR (the "Portfolio"). In this case, the General Director is bound to obtain the prior the written authorization of the President of the Board as herein determined, which may be granted subject to the following conditions:

(a) The transfer of the Portfolio shall be carried according to the value approved in writing by the President of the Board.

(b) In the event of discrepancy between the value of the Portfolio determined by the President of the Board and the value in which the General Director pretends to transfer it, the Purchaser will contribute with the existing difference of the values assigned to the Portfolio by the President of the Board and the General Director in cash and in the deposit bank account referred to in the following paragraph (c).

(c) In the event the Portfolio is transferred, SyR and/or the subsidiary of GSyR as the case may be must deposit in a credit institution, the product of the transfer of the Portfolio, in a special account opened for such effects. Likewise, the Purchaser will deposit priory to such transfer the difference of the existing value established in paragraph (b) above.

In the deposit herein referred to the only persons authorized to dispose, withdraw or issue against the deposited resources are the General Director and the President of the Board, jointly, until the Purchaser totally pays the Price of the Package (including, as the case may be, the payment of the increase for the Deferred Payment), situation that shall be expressly registered in the deposit agreement that is executed for such effects. The General Director and the President of the Board may jointly withdraw, during the time in which the Price of the Package remains unpaid, the resources that are deposited in such account, which may be destined exclusively to the SyR operation. The above, in the understanding that for the case in which the General Director is removed of its duties, the President of the Board may dispose without the consent of the General Director, of the existing funds in the corresponding account, which may be spread upon the record in the deposit agreement executed for such effects, in the intelligence that the resources disposed of shall affect in all cases the SyR operation. Once the total amount of the Price of the Package is paid, the General Director may dispose of the existing resources in the account referred to in this paragraph, without restrictions.

(d) The transfer of the Portfolio shall be carried out without responsibility and without resources against GSyR and SyR, independently of the legal act by means of which the property is transferred.

(e) The party acquiring the rights of credit derived from the Portfolio must grant SyR and/or the subsidiary of GSyR, an irrevocable mandate so that any of them execute and carry out the collection of the Portfolio, in the understanding that such mandate may be terminated in the date that the Purchaser pays the total Price of the Package and operates the transfer of the property as set forth in clause Eighth of the Sales Purchase Agreement.

3 The contracting and assumption of any type of liabilities, either direct or contingent, on account of GSyR, SyR, any of the subsidiary companies and/or any third party.

4 Granting of any type of guarantees, either real or personal over the assets property of GSyR, SyR and/or any of the subsidiary companies of GSyR.

5 Change of the sale policies or any policy related to the granting of credit by GSyR, SyR and/or any of the subsidiary companies of GSyR, in the understanding that the authorization so referred may not be denied by the President of the Board if the policy to be implemented is consistent with that policy regularly applied by the Purchaser and/or any of the subsidiary companies or affiliates.

6 Hiring of the Auxiliary Officers, and/or liquidation of the personnel of first, second and third level of GSyR, SyR and/or any of the subsidiary companies of GSyR. The above, in the understanding that the General Director in order to freely carry out such hiring and liquidation, exclusively regarding a 40% (forty percent) of the personnel that in its case occupies such duties in the companies referred to above, to the date of signature of this agreement, independently of the nature or functions of the charge, provided that, in the liquidation this does not exceed of the equivalent amount of the constitutional indemnification that may correspond in terms of the Federal Labor Law. Notwithstanding the General Director in any case may carry out, without the prior written consent of the President of the Board, the discharge, liquidation or any other way to terminate the labor relation with the Director of Administration and of Finance of GSyR and of SyR Mr. Tomas Valladares, as well as the Director of Credit and Collections, Mr. Luis Rendon.

What it is disposed in this paragraph is established without prejudice of the responsibility of the Sellers regarding the labor contingencies that in a limited manner is referred to in clause Sixteenth of the Sales Purchase agreement.

7 To carry out any operation, different from the ones referred to in numbers 1 through 6 above, by a higher amount, either individually or jointly, to $1,000,000.00 (one million pesos 00/100 Mex. Cy.) or in the case of subscribing, issuing, accepting or aval, under any concept, credit instruments, including in an enunciative way of checks, for an equal or superior amount, either individually or jointly, to the amount above referred.

8 To carry changes in the tax policy followed to this date by GSyR, SyR and/or any of the subsidiary companies.

                                                                            "N"

                          List of GSYR and SYR officers

I. General Director

Name:                      William E. Patterson
Date of hiring:            March 1st, 1996

II. Auxiliary Officers

1.  Name:                  Tomas Valladares Maldonado
Charge:                    Director of Administration and of Finance
Date of hiring:            April 16, 1996

2.  Name:                  Jesus Matus Tome
Charge:                    Director of Systems
Date of hiring:            October 1st, 1995

3.  Name:                  Arturo Gonzalez Schamal
Charge:                    Director of Human Resources
Date of hiring:            January 1st, 1998

4.  Name:                  Luis Rendon Barrera
Charge:                    Director of Credit and of Collections
Date of hiring:            August 1st, 1997

III. Services of Global Consulting Services, Inc.

                                    (Rubrics)


                                                                            "O"

Formula for the tax and accounting value adjustment of the Price of the Package


In the event that the Price of the Package suffers an adjustment in terms and under the concepts referred to in clause Thirteenth, or as the case may be, clause Sixteenth of the Sales Purchase Agreement, the tax and accounting value of the Rights of Credit and of the Shares set forth in paragraphs (a) and (b) of clause Twenty Second of the same Sales Purchase Agreement shall adjust in a proportional manner, taking into account the original values determined in the paragraphs stated above.

                                                                            "G"

                                    (Rubrics)



                                 A seal that says:
                             United States of Mexico

               DEPARTMENT OF COMMERCE AND OF INDUSTRIAL PROMOTION

                    NATIONAL REGISTRY OF FOREIGN INVESTMENTS

                           CERTIFICATE OF REGISTRATION

Because you have complied with the requirements established in the regulation of the National Registry of Foreign Investments, it is spread upon the record, that

                      GRUPO EMPRESARIAL FENIX, S.A. DE C.V.

has been registered with certificate No. 10469 of Section SECOND of this registry, effective as of January 16th, 1991.

                          Mexico, F.D., April 19, 1991.

                           Sincerely,

                           Effective Sufrage.  Non Reelection.
                           The Director.

                           (Illegible signature)

                           SALVADOR LAZCANO XOXOTLA

         * Regulation of the Law to Promote the Mexican Investments and to Regulate Foreign Investments, published in the Federal Official Gazette on May 16, 1989.



AMVD/MALP/jigm
(Rubric)
820 - 001

                                                                             "R"


FAUSTO RICO ALVAREZ, entitled to notary six of the Federal District, CERTIFIES:
That Messrs: FAUSTO VEGA JARAMILLO and RAUL VAZQUEZ ALCANTARA, credited myself their character as fiduciary delegates of "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, in the following manner:

A.- As referred to Fausto Vega Jaramillo, with a certificate copy of the first testimony of deed number sixty thousand five hundred and forty two, dated May eleven, nineteen ninety eight, before Mr. Carlos de Pablo Serna, entitled to notary number one hundred and thirty seven of the Federal District.

And of such deed I copy literally the following part:

"... spread upon the record the DESIGNATION OF THE FIDUCIARY DELETATES OF "BANCO BILBAO VISCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, under the application of LUIS ROBLES MIAJA, delegate of the board of administration, as follows:

                                  C L A U S E.

The shareholders bound themselves with the Ministry of Foreign Relations to consider as nationals regarding the shares of the corporation they acquire or they are entitled to, as well as the assets, rights, authorizations, participation or interests of the corporation, and of the rights and obligations derived from the agreements in which it is part of the company with Mexican authorities and not to invoke the protection of their governments, under the penalty, on the contrary, in loosing the benefits of their corporate participation on behalf of the Mexican Nation ...ADMINISTRATION.- ARTICLE TWENTY FOURTH.- ORGANS OF ADMINISTRATION.- The direction and administration of the corporation shall be conferred to a Board of Directors and a General Director, in their respective faculties of competence. The corresponding designations shall adjust to what it is disposed of in articles 23, 24, 45-K and 45-L of the Law of Credit Institution.- The board of Directors shall be composed, upon the election of the shares of the institution, by the number of members freely determined, in no case the number of members may be inferior of five. The above, provided that Series "F" represents a 99% of the capital stock or the same leave being the property of the same controlling company, the Board of Directors of the Corporation shall be composed by eleven members or its multiples. In the event the Board is composed with eleven members, Series "B" shareholders shall designate six members, and for each ten percent of the shares of this Series exceeding from the fifty percent of the capital stock already paid in, they shall have the right to designate one more member. Series "B" shareholders as the case may be, shall designate the remnant members.- The designation of the members must be done in the Special Meeting for each Series of shares. Each Special Meeting may designate the alternate members up to an equal number to the designated proprietors, the Special Meeting shall determine the way in which they substitute them, respecting in every case in which them substitute others, by the Law of Credit Institutions. En each session an alternate member may also represent a proprietor. The shareholders of each one of the Series representing for at leas a ten percent of the capital stock paid in by the institution, shall have the right to designate a member of the Series that may correspond to them. Only shall be revoked the designation of the minority members, once the majority members are also revoked. Once the designation of the minority members are elected, the other members of the Board shall be designated by the shareholders of each Series, in the terms of the By-laws, without counting the corresponding votes to the minority shareholders that have made the designation or designations mentioned.- In the event, that the Board is composed by multiples of eleven or counts with more than six Series "F" members, for what is set forth in the above paragraph and in fraction II of article 23 of the Law of Credit Institutions. The corresponding proportions shall be kept according to the provisions contained in article 45-K of the mentioned Law.- ARTICLE TWENTY FIFTH. PRESIDENCY AND SECRETARY.- The Series "B" shareholders shall annually elect by majority of votes of the Series "F" shares represented in the Meeting, a President and may elect one or two vice-presidents. The President of the Board must elect the Series "F" Proprietor Members. The Board of Administration shall name a Secretary, which may be member or not, as well as an Assistant Secretary that help the Secretary in his absence.- ARTICLE TWENTY SIXTH.- MEETINGS.- The Board of Directors shall hold with the periodicity they determine, prior the corresponding call that the Secretary or the Assistant Secretary, in agreement with the President, or the persons acting as President, or the Examiner, if it shall proceed, issue by any mean, with the anticipation of two natural days, to the last domicile that the Members and Examiners have registered in the Corporation. The meetings of the Board shall remain legally convened with the assistance of the majority of its members, whose majority must reside in the mexican territory and the resolutions shall be taken by the approbatory vote of the majority of the persons attending the meeting. In case of , the person presiding the meeting shall have the decisive vote.- ARTICLE TWENTY SEVENTH.- FACULTIES.- The Board of Directors shall have the faculties that the laws and the by-laws assign to such organ, in an enunciative nor limited manner it may:
I. Represent the company before the administrative and judicial authorities, either municipal, state or federal, as well as the labor authorities or before arbitrator or arbitrators, with a general power of attorney for lawsuits and collections, with the ample general powers of attorney as referred to in articles 2554 of the Civil Code for the Federal District, and with the special powers as required according to fractions III, IV, VI, VII and VIII of article 2587 of such law, as example it may: A) Promote amparo suits and to desist from them; B) To present and ratify denounces and criminal suits; to satisfy the requirements of the latter and to desist from them; C) To help the Federal and Local Prosecutor; D) To grant a dismiss in the criminal procedures; E) To answer questionnaires in any suit, including labor suits, in the understanding, however, that the faculty to absolve them may only be exercised by an individual designated by the Board of Directors, in terms of fraction VIII of this article, any other officers or attorneys of the Corporation; and F) To appear before any kind of labor authorities, either administrative or jurisdictional, local or federal. Act within the process procedures or the corresponding para process procedures, since the stage of conciliation until the labor execution; and execute any kind of agreements, in the terms of articles 11, 787 and 876 of the Federal Labor Law; II. Administrate the businesses and social assets with the most ample power of attorney for acts of administration, in terms of article 2554, second paragraph, of such Civil Code; III.- Issue, subscribe, grant, accept or endorse the credit instruments in terms of article 9 of the General Law of Credit Instruments and of Credit Operations; IV.- To exercise acts of dominion regarding the assets of the corporation or its real or personal rights, in terms of paragraph third of article 2554 of the mentioned Civil Code and with the special faculties set forth in fractions I, II and V of article 2587 of such Law; V.- To establish regulations about the structure, organization, composition, functions and faculties of: (i) Committees composed by members of the Board of Directors; (ii) regional boards integrated by persons that are not employees of the corporation, except for the President of the Corporation; and
(iii) internal committees composed by officers or external counselors of the Corporation; designate its members and fix their remuneration; VI.- In terms of article 145 of the General Law of Commercial Companies, designate and remove the General Director and the principal officers, regarding what it is set forth in articles 24, and 45-L of the Law of Credit Institutions; to the fiduciary delegates; to the external auditor of the corporation; to the Secretary and Assistant Secretary of the same Board, to fix them faculties and obligations; and to determine their remunerations; VII.- To grant convenient powers of attorney to the indicated officers in the above fraction, or any other persons, and to revoke the ones granted, regarding what it is set forth in the applicable Laws, to delegate their faculties in the General Director or any of them in one or more members, or in the attorneys so designated, to be exercise in the business or businesses, an in the terms and conditions established by the Board of Directors; VIII.- To delegate on behalf of the person or persons that they deem convenient, the legal representation of the Corporation, to grant them the use of the corporate signature and confer them the general power of attorney for lawsuits and collections as referred to in paragraph first of article 2554 of the Civil Code with those special faculties that require express mention according to fractions III, IV, VI, VII and VIII of article 2587 of such law, and as example the following: a) May act as legal representatives of the corporation in any proceeding or process, either administrative, labor, judicial or quasi judicial, and, with such character, to make all kind of instances and to answer or absolve positions on behalf of the corporation; to concur in a conciliatory period, before the Boards of Conciliation and Arbitration; to intervene in the corresponding transactions and to execute all kind of covenants with the workers; b) to carry out all other legal acts as referred to in fraction I of this article; c) To substitute the powers of attorney and the faculties of them, without renouncing to his own faculties, to grant and revoke mandates, and; IX.- In general to carry out the acts and operations that are necessary or convenient to obtain its social purposes, except for the ones reserved by law or by these by-laws to the Meeting. The references of this article to the articles of the Civil Code for the Federal District, are extended to the corresponding articles of the Civil Codes of the states in which the mandate is exercised.- ARTICLE TWENTY EIGHTH.- REMUNERATION.- The members of the Board of Directors shall perceive as remuneration, the amount determined by the General Ordinary Shareholders Meeting. The corresponding decisions shall remain in effect meanwhile they are not modified by the same General Ordinary Meeting.

 ... TWENTY SECOND.- CHANGE OF NAME AND AMENDMENT.- With deed granted before me, number fifty five thousand four hundred and eighty six, of May thirty first, nineteen ninety six, registered in mercantile folio number sixty three thousand three hundred, by means of which the name of the institution was changed to "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, and were reformed as consequence its by-laws.
 ...TWENTY EIGHTH.- DESIGNATION OF THE BOARD OF DIRECTORS.- With deed granted also before me, number fifty eight thousand four hundred and eighty four, dated June twenty four, nineteen ninety seven, registered in folio mercantile number sixty three thousand three hundred, I copy: "...CLAUSES.- FIRST.-

DESIGNATION.- It is formalized the designation of FAUSTO VEGA JARAMILLO, JOSE ALBERTO GARCIA NAVA AND ROBERTO ENRIQUE LARA OLIVARES as fiduciary delegates, type "A", and JOSE FRANCISCO MARQUEZ GARCIA, LUIS MARIO FIGUEROA PRADO, SALVADOR DIAZ GODOY, ALBERTO NAVES RAMOS as fiduciary delegates, type "B", of "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, in the terms and with the faculties set forth in the board of directors meeting that hereinafter is inserted.

PERSONALITY.- The appearing credits the personality of his principal and in representation, as follows:

 ... NINETEENTH.- CONVERSION, MODIFICATION TO THE CAPITAL AND TOTAL MODIFICATION OF THE BY-LAWS.- With deed granted also before me, number fifty three thousand one hundred and eighty nine, dated June thirty, nineteen ninety five, registered in mercantile folio number sixty three thousand three hundred of the Public Registry of Property and of Commerce in this city, for what it is converted the referred company in the Institucion de Banca Multiple Filial, has increased and was reduced its capital stock to remain into the amount one thousand six hundred and thirty nine million one hundred and sixty six thousand seven hundred and sixty new pesos, Mexican currency, and were totally reformed its by-laws to remain in the terms of such deed and I copy the following: "... NAME, PURPOSE, DURATION, DOMICILE AND NATIONALITY.- ARTICLE FIRST.- NAME.- The company shall be named MULTIBANCO MERCANTIL PROBURSA. This name shall be followed by the words SOCIEDAD ANONIMA or its abbreviation S.A., Institucion de Banca Multiple Filial in the terms of Chapter III of Title Second of the Law of Credit Institutions and its Regulations for the Establishments of Offices of Financial Institutions from Abroad. All the terms defined by such regulations shall have in these by-laws the same significance.- ARTICLE SECOND.- CORPORATE PURPOSE.- The company shall have as purpose the rendering of banking and credit services in the terms of the Law of Credit Institutions, and, as consequence, may carry out the operations and render the banking services as referred to in article 46 of such law, in all its modalities, according with article 106 of the Law of Credit Institutions and other legal and administrative provisions and according to good practices and of banking and commercial uses, unless the Treaties or International Agreements of which the United States of Mexico is part, establishes any restriction.- ARTICLE THIRD.- DEVELOPMENT OF THE PURPOSE.- To comply with its social purpose, the Company shall: I.- Acquire, transfer, possess, take in lease, usufruct and, in general, use and administrate, under any title, all kind of rights and personal assets and real assets as may be necessary or convenient for the realization of its purpose and to the fulfillment of its purposes and; II.- To issue subordinate obligations but only in the hypothesis that such obligations are issued to be acquired by the Financial Institution from Abroad, direct or indirect property of the shares representing the capital stock of the company, in the terms of the Law of Credit Institutions; III.- To carry out any other activity according to the Law of Credit Institutions and other provisions of the Ministry of Treasury and of Public Credit, the Bank of Mexico and other competent authorities, as well as the ones issued from the Treaties and International Agreements in which the United States of Mexico is a part; IV.- To carry out all the necessary or convenient legal acts for the fulfillment of their activities and the performance of its purposes. ARTICLE FOURTH.- DURATION.- The duration of the corporation shall be indefinite. ARTICLE FIVE.- DOMICILE.- The domicile of the corporation shall be the City of Mexico, Federal District and may establish branches, agencies and offices in other places in the Republic of Mexico, or agree in conventional domiciles without that considered to change is corporate domicile. The corporation may not establish branches or subsidiaries outside the national territory. ARTICLE SIXTH.- NATIONALITY.- La corporation is Mexican. The shareholders bound themselves with the Ministry of Foreign Relations to consider as nationals regarding the shares of the corporation they acquire or they are entitled to, as well as the assets, rights, authorizations, participation or interests of the corporation, and of the rights and obligations derived from the agreements in which it is part of the company with Mexican authorities and not to invoke the protection of their governments, under the penalty, on the contrary, in loosing the benefits of their corporate participation on behalf of the Mexican Nation ...ADMINISTRATION.- ARTICLE TWENTY FOURTH.- ORGANS OF ADMINISTRATION.- The direction and administration of the corporation shall be conferred to a Board of Directors and a General Director, in their respective faculties of competence. The corresponding designations shall adjust to what it is disposed of in articles 23, 24, 45-K and 45-L of the Law of Credit Institution.- The board of Directors shall be composed, upon the election of the shares of the institution, by the number of members freely determined, in no case the number of members may be inferior of five. The above, provided that Series "F" represents a 99% of the capital stock or the same leave being the property of the same controlling company, the Board of Directors of the Corporation shall be composed by eleven members or its multiples. In the event the Board is composed with eleven members, Series "B" shareholders shall designate six members, and for each ten percent of the shares of this Series exceeding from the fifty percent of the capital stock already paid in, they shall have the right to designate one more member. Series "B" shareholders as the case may be, shall designate the remnant members.- The designation of the members must be done in the Special Meeting for each Series of shares. Each Special Meeting may designate the alternate members up to an equal number to the designated proprietors, the Special Meeting shall determine the way in which they substitute them, respecting in every case in which them substitute others, by the Law of Credit Institutions. En each session an alternate member may also represent a proprietor. The shareholders of each one of the Series representing for at leas a ten percent of the capital stock paid in by the institution, shall have the right to designate a member of the Series that may correspond to them. Only shall be revoked the designation of the minority members, once the majority members are also revoked. Once the designation of the minority members are elected, the other members of the Board shall be designated by the shareholders of each Series, in the terms of the By-laws, without counting the corresponding votes to the minority shareholders that have made the designation or designations mentioned.- In the event, that the Board is composed by multiples of eleven or counts with more than six Series "F" members, for what is set forth in the above paragraph and in fraction II of article 23 of the Law of Credit Institutions. The corresponding proportions shall be kept according to the provisions contained in article 45-K of the mentioned Law.- ARTICLE TWENTY FIFTH. PRESIDENCY AND SECRETARY.- The Series "B" shareholders shall annually elect by majority of votes of the Series "F" shares represented in the Meeting, a President and may elect one or two vice-presidents. The President of the Board must elect the Series "F" Proprietor Members. The Board of Administration shall name a Secretary, which may be member or not, as well as an Assistant Secretary that help the Secretary in his absence.- ARTICLE TWENTY SIXTH.- MEETINGS.- The Board of Directors shall hold with the periodicity they determine, prior the corresponding call that the Secretary or the Assistant Secretary, in agreement with the President, or the persons acting as President, or the Examiner, if it shall proceed, issue by any mean, with the anticipation of two natural days, to the last domicile that the Members and Examiners have registered in the Corporation. The meetings of the Board shall remain legally convened with the assistance of the majority of its members, whose majority must reside in the Mexican territory and the resolutions shall be taken by the approbatory vote of the majority of the persons attending the meeting. In case of , the person presiding the meeting shall have the decisive vote.- ARTICLE TWENTY SEVENTH.- FACULTIES.- The Board of Directors shall have the faculties that the laws and the by-laws assign to such organ, in an enunciative nor limited manner it may:
I. Represent the company before the administrative and judicial authorities, either municipal, state or federal, as well as the labor authorities or before arbitrator or arbitrators, with a general power of attorney for lawsuits and collections, with the ample general powers of attorney as referred to in articles 2554 of the Civil Code for the Federal District, and with the special powers as required according to fractions III, IV, VI, VII and VIII of article 2587 of such law, as example it may: A) Promote amparo suits and to desist from them; B) To present and ratify denounces and criminal suits; to satisfy the requirements of the latter and to desist from them; C) To help the Federal and Local Prosecutor; D) To grant a dismiss in the criminal procedures; E) To answer questionnaires in any suit, including labor suits, in the understanding, however, that the faculty to absolve them may only be exercised by an individual designated by the Board of Directors, in terms of fraction VIII of this article, any other officers or attorneys of the Corporation; and F) To appear before any kind of labor authorities, either administrative or jurisdictional, local or federal. Act within the process procedures or the corresponding **para process procedures, since the stage of conciliation until the labor execution; and execute any kind of agreements, in the terms of articles 11, 787 and 876 of the Federal Labor Law; II. Administrate the businesses and social assets with the most ample power of attorney for acts of administration, in terms of article 2554, second paragraph, of such Civil Code; III.- Issue, subscribe, grant, accept or endorse the credit instruments in terms of article 9 of the General Law of Credit Instruments and of Credit Operations; IV.- To exercise acts of dominion regarding the assets of the corporation or its real or personal rights, in terms of paragraph third of article 2554 of the mentioned Civil Code and with the special faculties set forth in fractions I, II and V of article 2587 of such Law; V.- To establish regulations about the structure, organization, composition, functions and faculties of: (i) Committees composed by members of the Board of Directors; (ii) regional boards integrated by persons that are not employees of the corporation, except for the President of the Corporation; and
(iii) internal committees composed by officers or external counselors of the Corporation; designate its members and fix their remuneration; VI.- In terms of article 145 of the General Law of Commercial Companies, designate and remove the General Director and the principal officers, regarding what it is set forth in articles 24, and 45-L of the Law of Credit Institutions; to the fiduciary delegates; to the external auditor of the corporation; to the Secretary and Assistant Secretary of the same Board, to fix them faculties and obligations; and to determine their remunerations; VII.- To grant convenient powers of attorney to the indicated officers in the above fraction, or any other persons, and to revoke the ones granted, regarding what it is set forth in the applicable Laws, to delegate their faculties in the General Director or any of them in one or more members, or in the attorneys so designated, to be exercise in the business or businesses, an in the terms and conditions established by the Board of Directors; VIII.- To delegate on behalf of the person or persons that they deem convenient, the legal representation of the Corporation, to grant them the use of the corporate signature and confer them the general power of attorney for lawsuits and collections as referred to in paragraph first of article 2554 of the Civil Code with those special faculties that require express mention according to fractions III, IV, VI, VII and VIII of article 2587 of such law, and as example the following: a) May act as legal representatives of the corporation in any proceeding or process, either administrative, labor, judicial or quasi judicial, and, with such character, to make all kind of instances and to answer or absolve positions on behalf of the corporation; to concur in a conciliatory period, before the Boards of Conciliation and Arbitration; to intervene in the corresponding transactions and to execute all kind of covenants with the workers; b) to carry out all other legal acts as referred to in fraction I of this article; c) To substitute the powers of attorney and the faculties of them, without renouncing to his own faculties, to grant and revoke mandates, and; IX.- In general to carry out the acts and operations that are necessary or convenient to obtain its social purposes, except for the ones reserved by law or by these by-laws to the Meeting. The references of this article to the articles of the Civil Code for the Federal District, are extended to the corresponding articles of the Civil Codes of the states in which the mandate is exercised.- ARTICLE TWENTY EIGHTH.- REMUNERATION.- The members of the Board of Directors shall perceive, by remunerations, the amount determined by the General Ordinary Shareholders Meeting. The corresponding decisions shall remain in effect meanwhile they are not modified by the same General Ordinary Meeting.

 ... TWENTY SECOND.- CHANGE OF NAME AND AMENDMENT.- With deed granted before me, number fifty five thousand four hundred and eighty six, of May thirty first, nineteen ninety six, registered in mercantile folio number sixty three thousand three hundred, by means of which the name of the institution was changed to "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, and were reformed as consequence its by-laws.
 ... TWENTY EIGHTH.- DESIGNATION OF THE BOARD OF DIRECTORS.- With deed granted also before me, number fifty eight thousand four hundred and eighty four, dated June twenty four, nineteen ninety seven, registered in folio mercantile number sixty three thousand three hundred, I copy: "...CLUASES.- FIRST.- DESIGNATION OR RATIFICATION OF THE BOARD OF DIRECTORS.- It is formalized the designation of JOSE MADARIAGA LOMELIN as President, JOSE DOMINGO DE AMPUERO OSMA as First Vice-president; MIGUEL NAVAS MORENO, JOSE FONOLLOSA GARCIA, JOSE IGNACION GOIRIGOLZARRI TELLAECHE, IGNACION SANCHEZ ASIAIN and MANEL ZUBIRIA PASTOR as Series "F" Proprietor members, MANUEL ARCE RINCON, MANUEL BEATO CUADRADO, JOSE LUIS GONZALEZ GONZALEZ and LUIS LOPEZ MORTON as Series "F" Assistant Members; ANDRES AYMES BLANCHET as Second Vice-President, DANIEL F. ADAMS, BENIGNO PINERA, EDUARDO SITT CHEREM as Series "B" Proprietor members and SERGIO CIKLIK SNEIDER, ISAAC CHERTORIVSKI SKOORMAN AND ALBERTO SANCHEZ PALAZUELOS, as Series "B" Assistant Members, all of them composing the Board of Directors of "BANCO BILBAO-VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FIINANCIERO BBV-PROBURSA, in terms of the Minutes of the Meetings hereinafter inserted.- SECOND.- RATIFICATION.- It is formalized the ratification of JOSE MADARIAGA LOMELIN as President, JOSE DOMINGO DEAMPUERO OSMA as First Vice-President and of ANDRES AYMES BLANCHET as Second Vice-President of the board of administration, and ALFREDO SOLLOA GARCIA and LUIS FRANCISCO PADILLA GUTIERREZ as Proprietor Examiners of "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, in the terms of the meetings hereinafter attached hereto.

 ... TWENTY NINTH.- MEETING OF THE BOARD.- With the book of the board of directors meetings minutes, exhibited to me, in page number two hundred and seventeen through two hundred and twenty one inclusively, I spread upon the record the minutes since they were required to be protocolized and I copy the following: "BANCO BILBAO VIZCAYA-MEXICO", S.A:

BOARD OF DIRECTORS.-  OCTOBER 17TH, 1997.

                                     AGENDA

III.- General Matters.- The Board, by unanimous voting approved the statement of the President as the Agenda stating that it was read as follows:... POINT THREE:
Regarding the third item of the Agenda.

The Secretary proposes the attendants to designate different persons as Fiduciary Delegates of the company and, as a consequence, grant them different faculties and powers of attorney to carry out such amendment.

After considering the foregoing, the attendants unanimously adopted, the following RESOLUTIONS ... "FIFTH: Are designated as fiduciary delegates of Banco Bilbao Vizcaya-Mexico, S.A., to the following persons:


                          FIDUCIARY DELEGATES TYPE "A"

                              Fausto Vega Jaramillo
                            Jose Alberto Garcia Nava
                          Roberto Enrique Lara Olivares

                          FIDUCIARY DELEGATES TYPE "B"

                          Jose Francisco Marquez Garcia
                            Luis Mario Figueroa Prado
                               Salvador Diaz Godoy
                              Adrian Torres Garcia
                          Ernesto Contreras Chavez Peon
                              Alberto Naves Ramos.

The Fiduciary Delegate Type "A" must perform jointly its duties with any other Fiduciary Delegate Type "A" or "B", indistinctly.

The Fiduciary Delegate Type "B" shall only act jointly with a Fiduciary Delegate Type "A". The Fiduciary Delegates above listed, shall have a general power of attorney for lawsuits and collections, acts of administration and acts of dominion, in terms of article 2554 of the Civil Code for the Federal District and its correlative articles of the Civil Codes of the States of the Republic, to be exercised only in relation with the assets affected to the trusts executed with the Institution or by the fiduciary services that the later renders, with the limit consistent in that such Fiduciary Delegates, in the cases of trusts of guarantee whose amounts by each one of the trust are or shall be superior to the amount of $10,000,000.00 (TEN MILLION PESOS OO/100 Mexican currency), jointly exercise with other attorney that not counts with such limit. Likewise, the attorneys before mentioned shall have a power of attorney to grant and subscribe credit instruments in terms of article 9 of the General Law of Credit Instruments and of Credit Operations. Additionally, the Fiduciary Delegates above listed shall have a special power of attorney to subscribe assessments carried out by the Institution. The faculties above mentioned may not be partially or totally delegated nor substituted by the attorneys". EIGHTH:
Messrs. Luis Robles Miaja and Jose Arturo Sedas Valencia are indistinctly authorized any of them to concur before the notary public of their election to protocolize all or part of this act, as well as to grant the designations and powers of attorney set forth hereinabove".

Having no other matter to deal, the meeting was raised at 14:00 hours of the same day of its date, signed this act as evidence of the President, the Secretary and the Examiners. PRESIDENT - JOSE MADARIAGA LOMELIN - EXAMINER - LUIS FRANCISCO PADILLA GUTIERREZ - EXAMINER - ALFREDO SOLLOA GARCIA - SECRETARY
- LUIS ROBLES MIAJA".
(Signatures)..."

B.- Regarding Mr. Raul Vazquez Alcantara with a certificate copy of the first testimony of deed number fifty eight thousand and forty six, dated April twenty nine, nineteen ninety seven, before Mr. Carlos de Pablo Serna, entitled to notary number one hundred and thirty seven of the Federal District.

Of such deed I copy literally the corresponding part, as follows:

"... I spread upon the record the DESIGNATION AND REVOCATION OF FIDUCIARY DELEGATES OF "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, upon the application of Mr. LUIS ROBLES MIAJA, delegate of the Board of Directors, as follows:

                                 C L A U S E S .

FIRST. DESIGNATION. It is formalized the designation of Mr. RAUL VAZQUEZ ALCANTARA as Type "A" fiduciary delegate and Mrs. MARTH YOKO MIYAI WATANABE, MANUEL MORENO TORRES, JUAN MANUEL MUNIZ NAVARRETE, JORGE PADILLA ACEVEDO, JAIME JOSE GARCIA PRECIADO, ASCANIO REYES IZA and LUIS URIAS ALVAREZ, as Type "B", fiduciary delegates, of "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, in terms of the meeting of the Board of Directors hereinafter inserted.

In the performance of their duties, the fiduciary delegates shall have, in order to represent "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, a general power of attorney for acts of dominion and of administration and for lawsuits and collection, in terms of article two thousand five hundred and fifty four of the Civil Code in effect in the Federal District and the correlative articles of the Civil Codes of the States of the Republic, with faculties to subscribe assessments done by the company granting the powers of attorney and with the following limits:

a) The designated fiduciary delegates may only exercise the faculties conferred to them regarding the assets affected in trust with "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, or with the fiduciary services that the same rendered;

b) The designated persons may not totally or partially delegate nor substitute their faculties, nor grant or confer powers of attorney;

c) Regarding the trusts of guarantee whose amount for each trust is or shall be superior to Ten million pesos, Mexican currency, must jointly sign with any of the delegates now designated with a fiduciary delegate in whose designation nas no limit regarding their amounts;

d) To exercise the faculties conferred to Type "A" fiduciary delegate just jointly sign any other Type "A" or Type "B" fiduciary delegate, indistinctly. To exercise the faculties that are conferred to Type "B" fiduciary delegates must jointly sign any of them necessarily with a Type "A" fiduciary delegate. For the effects of interpretation of this clause the way to exercise their faculties formalization (this way) constitutes the reason of the establishment of Types "A" and "B" designations.

PERSONALITY. CONVERSION, MODIFICATION OF THE CAPITAL STOCK AND TOTAL AMENDMENT OF ITS BY-LAWS. With deed number fifty three thousand one hundred and eighty nine, June thirty, nineteen ninety five, inscribed in mercantile folio number sixty three thousand three hundred, granted before me, by means of which the company of reference converted to an Institucion de Banca Multiple Filial, its capital stock was increased and reduced to remain into the amount of One thousand six hundred and thirty nine million one hundred and seventy six thousand seven hundred and sixty nuevos pesos, Mexican currency, and totally amended its By-laws to remain in terms of such deed, I copy literally the following: " ... DENOMINATION, PURPOSE, DURATION, DOMICILE AND NATIONALITY.- ARTICLE FIRST.- DENOMINATION.- The company shall be designated MULTIBANCO MERCANTIL PROBURSA. This designation shall be followed by the words SOCIEDAD ANONIMA or by its abbreviation S.A., Institucion de Banca Multiple, Grupo Financiero Probursa.

The company is an Institucion de Banca Multiple Filial in terms of Chapter III of the Title Second of the Law of Credit Institutions and the Regulations for the Establishment of the Affiliates of Financial Institutions from Abroad. All the terms defined by such regulations shall have in these by-laws with the same meaning.

ARTICLE SECOND. CORPORATE PURPOSE. The company shall have as purpose the rendering of services of bank and of credit in terms of the Law of Credit Institutions and, as a consequence, may carry out the operations and render of bank services as referred to in article 46 of such Law, in all their modalities, according to article 106 of the Law of Credit Institutions and other applicable legal and administrative provisions and subject to healthy practices and to the bank and mercantile costumes, unless the Treaties or the International Agreements in which Mexico forms part, establish any restriction.

ARTICLE THIRD. PURPOSE DEVELOPMENT. To comply with its corporate purpose, the Company may: I. Acquire, transfer, possess, take into lease, usufruct and, in general, use and administrate, under any title, all kind of rights and real and personal assets that are necessary or convenient to carry out its purpose and objectives, and; II. To issue subordinate obligations but only in the assumption that such obligations are issued to be acquired by the Financial Institution from Abroad, proprietary, direct or indirectly of the shares representing the capital stock of the company, in terms of the Law of Credit Institutions; III. To carry out any other activity according to the Law of Credit Institutions and the provisions dictated by the Secretary of Treasury and of Public Credit, Bank of Mexico and other Treaties or International Agreements in which the United States of Mexico forms part; IV.- To carry out all the necessary and convenient legal acts for the performance of their activities and the consecution of their objectives.

ARTICLE FOURTH. DOMICILE. The domicile of the Company shall be the City of Mexico, Federal District and may establish branch offices, agencies and offices in other places of the Mexican Republic, or to agree in other conventional domiciles. The company may not establish branch offices or subsidiary companies out of the Mexican territory.

ARTICLE SIXTH. NATIONALITY. It is a Mexican company. The shareholders froma abroad bind themselves with the Ministry of Foreign Relations to consider as nationals regarding the shares of the corporation they acquire or they are entitled to, as well as the assets, rights, authorizations, participation or interests of the corporation, and of the rights and obligations derived from the agreements in which it is part of the company with Mexican authorities and not to invoke the protection of their governments, under the penalty, on the contrary, in loosing the benefits of their corporate participations on behalf of the Mexican Nation

 ...ADMINISTRATION.- ARTICLE TWENTY FOURTH.- ORGANS OF ADMINISTRATION.- The direction and administration of the corporation shall be conferred to a Board of Directors and a General Director, in their respective faculties of competence. The corresponding designations shall adjust to what it is disposed of in articles 23, 24, 45-K and 45-L of the Law of Credit Institution.- The board of Directors shall be composed, upon the election of the shares of the institution, by the number of members freely determined, in no case the number of members may be less than five members. The above, provided that Series "F" represents a 99% of the capital stock or the same leave being the property of the same controlling company, the Board of Directors of the Corporation shall be composed by eleven members or its multiples. In the event the Board is composed with eleven members, Series "F" shareholders shall designate six members, and for each ten percent of the shares of this Series exceeding from the fifty percent of the capital stock already paid in, they shall have the right to designate one more member. Series "B" shareholders as the case may be, shall designate the remnant members.- The designation of the members must be done in the Special Meeting for each Series of shares. Each Special Meeting may designate the alternate members up to an equal number to the designated proprietors, the Special Meeting shall determine the way in which they substitute them, respecting in every case in which them substitute others, by the Law of Credit Institutions. In each session an alternate member may also represent a proprietor. The shareholders of each one of the Series representing for at leas a ten percent of the capital stock paid in by the institution, shall have the right to designate a member of the Series that may correspond to them. Only shall be revoked the designation of the minority members, once the majority members are also revoked. Once the designation of the minority members are elected, the other members of the Board shall be designated by the shareholders of each Series, in the terms of the By-laws, without counting the corresponding votes to the minority shareholders that have made the designation or designations mentioned.- In the event, that the Board is composed by multiples of eleven or counts with more than six Series "F" members, for what is set forth in the above paragraph and in fraction II of article 23 of the Law of Credit Institutions. The corresponding proportions shall be kept according to the provisions contained in article 45-K of the mentioned Law.-

ARTICLE TWENTY FIFTH. PRESIDENCY AND SECRETARY.- The Series "B" shareholders shall annually elect by majority of votes of the Series "F" shares represented in the Meeting, a President and may elect one or two vice-presidents. The President of the Board must elect the Series "F" Proprietor Members. The Board of Administration shall name a Secretary, which may be member or not, as well as an Assistant Secretary that help the Secretary in his absence.-

ARTICLE TWENTY SIXTH.- MEETINGS.- The Board of Directors shall hold with the periodicity they determine, prior the corresponding call that the Secretary or the Assistant Secretary, in agreement with the President, or the persons acting as President, or the Examiner, if it shall proceed, issue by any mean, with the anticipation of two natural days, to the last domicile that the Members and Examiners have registered in the Corporation.

The meetings of the Board shall remain legally convened with the assistance of the majority of its members, whose majority must reside in the Mexican territory and the resolutions shall be taken by the approbatory vote of the majority of the persons attending the meeting. In case of **, the person presiding the meeting shall have the decisive vote.

ARTICLE TWENTY SEVENTH.- FACULTIES.- The Board of Directors shall have the faculties that the laws and the by-laws assign to such organ, in an enunciative nor limited manner it may: I. Represent the company before the administrative and judicial authorities, either municipal, state or federal, as well as the labor authorities or before arbitrator or arbitrators, with a general power of attorney for lawsuits and collections, with the ample general powers of attorney as referred to in articles 2554 of the Civil Code for the Federal District, and with the special powers as required according to fractions III, IV, VI, VII and VIII of article 2587 of such law, as example it may: A) Promote amparo suits and to desist from them; B) To present and ratify denounces and criminal suits; to satisfy the requirements of the latter and to desist from them; C) To help the Federal and Local Prosecutor; D) To grant a dismiss in the criminal procedures;
E) To answer questionnaires in any suit, including labor suits, in the understanding, however, that the faculty to absolve them may only be exercised by an individual designated by the Board of Directors, in terms of fraction VIII of this article, any other officers or attorneys of the Corporation; and F) To appear before any kind of labor authorities, either administrative or jurisdictional, local or federal. Act within the process procedures or the corresponding para process procedures, since the stage of conciliation until the labor execution; and execute any kind of agreements, in the terms of articles 11, 787 and 876 of the Federal Labor Law; II. Administrate the businesses and social assets with the most ample power of attorney for acts of administration, in terms of article 2554, second paragraph, of such Civil Code; III.- Issue, subscribe, grant, accept or endorse the credit instruments in terms of article 9 of the General Law of Credit Instruments and of Credit Operations; IV.- To exercise acts of dominion regarding the assets of the corporation or its real or personal rights, in terms of paragraph third of article 2554 of the mentioned Civil Code and with the special faculties set forth in fractions I, II and V of article 2587 of such Law; V.- To establish regulations about the structure, organization, composition, functions and faculties of: (i) Committees composed by members of the Board of Directors; (ii) regional boards integrated by persons that are not employees of the corporation, except for the President of the Corporation; and (iii) internal committees composed by officers or external counselors of the Corporation; designate its members and fix their remuneration; VI.- In terms of article 145 of the General Law of Commercial Companies, designate and remove the General Director and the principal officers, regarding what it is set forth in articles 24, and 45-L of the Law of Credit Institutions; to the fiduciary delegates; to the external auditor of the corporation; to the Secretary and Assistant Secretary of the same Board, to fix them faculties and obligations; and to determine their remunerations; VII.- To grant convenient powers of attorney to the indicated officers in the above fraction, or any other persons, and to revoke the ones granted, regarding what it is set forth in the applicable Laws, to delegate their faculties in the General Director or any of them in one or more members, or in the attorneys so designated, to be exercise in the business or businesses, an in the terms and conditions established by the Board of Directors; VIII.- To delegate on behalf of the person or persons that they deem convenient, the legal representation of the Corporation, to grant them the use of the corporate signature and confer them the general power of attorney for lawsuits and collections as referred to in paragraph first of article 2554 of the Civil Code with those special faculties that require express mention according to fractions III, IV, VI, VII and VIII of article 2587 of such law, and as example the following: a) May act as legal representatives of the corporation in any proceeding or process, either administrative, labor, judicial or quasi judicial, and, with such character, to make all kind of instances and to answer or absolve positions on behalf of the corporation; to concur in a conciliatory period, before the Boards of Conciliation and Arbitration; to intervene in the corresponding transactions and to execute all kind of covenants with the workers; b) to carry out all other legal acts as referred to in fraction I of this article; c) To substitute the powers of attorney and the faculties of them, without renouncing to his own faculties, to grant and revoke mandates, and; IX.- In general to carry out the acts and operations that are necessary or convenient to obtain its social purposes, except for the ones reserved by law or by these by-laws to the Meeting. The references of this article to the articles of the Civil Code for the Federal District, are extended to the corresponding articles of the Civil Codes of the states in which the mandate is exercised.

ARTICLE TWENTY EIGHTH.- REMUNERATION.- The members of the Board of Directors shall perceive as remuneration, the amounts determined by the General Ordinary Shareholders Meeting. The corresponding decisions shall remain in effect meanwhile they are not modified by the same General Ordinary Meeting.

 ... TWENTY SECOND.- CHANGE OF NAME AND AMENDMENT.- With deed granted before me, number fifty five thousand four hundred and eighty six, of May thirty first, nineteen ninety six, registered in mercantile folio number sixty three thousand three hundred, by means of which the name of the institution was changed to "BANCO BILBAO VIZCAYA-MEXICO", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO BBV-PROBURSA, and were reformed as consequence its by-laws.

 ... TWENTY SEVEN.- DESIGNATION OF THE BOARD OF DIRECTORS.- With deed granted also before me, number fifty four thousand one hundred and seventeen, dated November fifteen, nineteen ninety five, registered in the mentioned mercantile folio, from which I copy the following:

"...CLAUSES.

FIRST.- DESIGNATION OF THE BOAR OF DIRECTORS. The following designations are formalized: ANDRES AYMES BLANCHET, as SECOND VICE-PRESIDENT, ISAAC CHERTORIVSKI SKOORMAN, SERGIO CIKLIK SNEIDER, EUGENIO CLARIOND REYES RETANA, ALBERTO SANCHEZ PALAZUELOS, EDUARDO SITT CHEREM and FELIPE RONDA AGRA, as Series "B" Proprietor members; AUSENCIO LOMELIN ANAYA, ALONSO CERVERA RAMIREZ and ADOLFO PATRON LUJAN, as Series "B" Alternate members; JOSE MADARIAGA LOMELIN, as PRESIDENT, JOSE DOMINGO AMPUERO OSMA, as FIRST VICE-PRESIDENT, MIGUEL NAVAS MORENO, JOSE IGNACIO GOIRIGOLZARRI TELLAECHE, JOSE FONOLLOSA GARCIA, ANTONIO ORTEGA PARRA, LUIS LOPEZ MORTON, JOSE RAMON RUIZ CASO, JAVIER GARCIA URTIAGA, JOSE RAMON DE IZAURIETA, JOSE DOMENE, RICARDO ALVAREZ VALINO, JOSE LUIS GONZALEZ GONZALEZ, MANUEL ARCE RINCON and MARIO B. ALONSO ICAZBALCETA, as Series "F" Proprietor members and GUILLERMO SUARDIAZ ROIG, MANUEL ZUBIRIA PASTOR, CARLOS GORRIA CORTAZAR, RAYMOND SURGUY and JUAN ANTONIO NET, as Series "F", Alternate members, all of them members of the Board of Directors of "MULTIBANCO MERCANTIL PROBURSA", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO PROBURSA, in terms of the Minutes hereinafter inserted.

SECOND.- DESIGNATION OF PRESIDENT, VICE-PRESIDENTS, SECRETARY AND ALTERNATE SECRETARY.- The following designations are formalized: JOSE MADARIAGA LOMELIN as PRESIDENT, JOSE DOMIENGO AMPUERO OSCA as VICE-PRESIDENT, ANDRES AYMES BLANCHET as SECOND VICE-PRESIDENT, LUIS ROBLES MIAJA and ARTURO SEDAS VALENCIA, as SECRETARY and ALTERNATE SECRETARY, respectively, of the Board of Directors of "MULTIBANCO MERCANTIL PROBURSA", SOCIEDAD ANONIMA, INSTITUCION DE BANCA MULTIPLE, GRUPO FINANCIERO PROBURSA, in terms of the corresponding meetings and board of directors meetings as hereinafter inserted.

SEVENTY EIGHT.- BOARD OF DIRECTORS MEETINGS. With the Board of Directors Meetings Minutes Book of its principal that is exhibited to me, at folio two hundred and six to two hundred and nine inclusively are inserted the minutes that as I was asked to protocolize and from such minutes I copy the following:

"BANCO BILBAO VIZCAYA-MEXICO", S.A.
BOARD OF DIRECTORS
JANUARY 30, 1997

                                     AGENDA.

IV.-

                        [Portions of certificate missing]

                                                                        "T one"


                                 BANK OF MEXICO

REF.S21/12549 and 12575

                                                    Mexico, F.D., March 8, 1999

BANCA SERFIN, S.A.
Montes Urales No. 505,
3o. Piso, Col. Lomas de Chapultepec,
C.P. 11000, Ciudad

                        Attn.: Javier Perez Martinez,
                               Legal Representative

     We refer to your writs dated January 29 and February 10, 1999, as well as to the sustained conversations with officers of such Institution, by means of which we asked for the authorization of this Central Institution so that Banca Serfin, S.A., Banco Santander Mexicano, S.A., Citibank Mexico, S.A. and Bancomer, S.A. may transfer their rights of credit derived from certain covenants of re-structure of indebtedness executed with Salinas y Rocha, S.A. de C.V. through the sale that this institutions pretend to carry out by means of a bid process.

     As we were informed, from the total indebtedness of Banca Serfin, S.A. participates in a 44.37%, Banco Santander Mexicano, S.A. in 22.82%, Citibank Mexico, S.A. in a 17.47% and Bancomer, S.A. in a 15.34% and in a total proximate amount of the assignment shall be of 100 million U.S. dollars.

     Likewise, we are informed that all the persons interested in participate in the bid may acquire the rights of credit derived from the indebtedness of such enterprise, provided that when the corresponding confidentiality agreement and grant of a guaranty of seriousness of its participation.

     About the particular, once analized its petition, we communicate you that this Bank of Mexico in terms of what it is set forth in article 93 of the Law of Credit Institutions, do not have the inconvenience that the credit Institutions may proceed to carry out the assignment of the portfolio, provided that:

     a) Such Banks assessed adequately the relation of the portfolio value with the amount of the offers received;

     b) The assignment is carried out, without granting the creditors banks any guarantee to pay on time, consequently, the portfolio shall be assigned without responsibility for such Institutions;

     c) That in virtue that the assignment of the portfolio and regarding its administration and collection, do not establishes or convenes mechanisms of automatic charges or any other equivalent charge to such Institutions that will assure the timely payment of the portfolio:

     d) That the creditor banks, in no moment re-acquire any assigned portfolio -directly or indirectly- through the operation;

     e) These Institutions, as well as the entities and enterprises that compose the Financial Groups to where they pertain do not grant -directly or indirectly - any financing for the acquisition of the portfolio:

     f) In the event that the assignment is paid in installments, the corresponding rights may not be transferred until the assignee carries out the last payment;

     g) These Institutions do not subrogate in the rights of the assignee ones they are assigned;

     h) Once the transfer is carried out do not grant the additional benefits for the assignees;

     i) The assignment is for the amount established therein, carrying it out during a term no longer than 180 days counted as of the date of this letter; and

     j) These Institutions include in the agreements or covenants in which the operation are instrumented, the obligation in charge of the assignee by using reasonable practices to administrate and collect such portfolio according to law.

          Likewise, we reiterate that the assignment of the portfolio may be carried out with the certainty that the purchaser knows and respect the laws and regulations, as well as health practices, uses and banking and mercantile costumes applicable in the administration matters and in the collection of credits.

          Regarding Citibank Mexico, S.A. we inform you that this communication shall not be effective until the assignment has been approved by the corresponding credit committee, following the internal procedures of such institution and of such final resolution you must send immediately a copy to this Central Institution.

          Finally, in this operation, Banca Serfin, S.A., Banco Santander Mexicano, S.A., Citibank Mexico, S.A. and Bancomer, S.A. must adjust to other applicable provisions for such effect.

                                                        Attentively,

                                                       BANK OF MEXICO

         HECTOR TINOCO JARAMILLO            JAVIER CARDENAS RIOSECO
         DIRECTORS OF CENTRAL               DIRECTOR OF ANALYSIS OF
         BANK PROVISIONS                    FINANCING INTERMEDIARIES

         This communication is issued based in articles 8, 14, 17 and 25 Bis of the Internal Regulation of the Bank of Mexico.

         With copy to:

     -    National Bank and Stock Exchange Commission Present.

     -    Direction of Analysis of Financial Intermediaries, Present.

          HHC-MTMA. Rmv


              CABLE. BANXICO. APARTADO NUM. 98 BIS.
              COL. CENTRO. DELEG. CUAUHTEMOC. 06059.
                                    MEXICO, D.F.

                                                                         "T two"
Citibank Mexico, S.A.
Grupo Financiero Citibank

Paseo de la Reforma 390
06695 Mexico, F.D.

Mexico, F.D., March 9, 1999

BANCO BILBAO VIZCAYA-MEXICO, S.A.
INSTITUCION DE BANCA MULTIPLE
GRUPO FINANCIERO BBV-PROBURSA
DIVISION FIDUCIARIA
TRUST F/55070-1

                         Attention:  Raul Vazquez Alcantara

By means of this letter and regarding the Irrevocable Administration Trust and Sale Number F/55070-1 where the 94,392,691.00 shares of the capital stock of Grupo SyR, S.A. de C.V. is deposited and the rights of credit derived from the bank liabilities in charge of the subsidiary corporation of "GSyR" named Salinas y Rocha, S.A. de C.V. named "Indebtedness I" and "Indebtedness II" in which Citibank Mexico, S.A., Grupo Financiero Citibank participates with a 17.47%, I comment you the following:

The Committee of Credit of this institution and following the due internal procedures has authorized the proposal that "Grupo Elektra, S.A. de C.V." has done for the acquisition of the package over 94.392691% of the Capital Stock of Grupo SyR, S.A. de C.V. and the Rights of Credit named as Indebtedness I and Indebtedness II, dated March 4, 1999. Such authorization, following the internal procedures established in this institution, is actually in process of obtaining the signatures of the participating officers in such committee, for which I commit myself that once we count with the authorization duly signed, we shall send a copy to the Bank of Mexico to comply with your authorization dated March 8, 1999 and a copy to the Fiduciary.

If you have any questions regarding the foregoing, please do not hesitate and contact us.

Citibank Mexico, S.A.
Attentively,

Juan Carlos Rivas Alvarez
Alternate Director

                                                                            "U"
Special Assets A seal that says:


Federal Commission
of Competency                                       Executive Secretary
                                                    CNT-LI-01-(02)-99
                                                    SE-10-096-99-211

                                                    Mexico, F.D., March 4, 1999.

C. Gonzalo Garcia de Luca
Legal Representative of
Grupo Elektra, S.A. de C.V.
Paseo de Tamarindos 400B, Piso 8
Colonia Bosques de las Lomas
Mexico, F.D. 04020

I refer to your writ submitted on February twelve, nineteen ninety nine in the Oficialia de Partes of the Federal Commission of Competency (the Commission), by means of which you notice the intention of your representative to participate in the bid for the joint sale of the representative titles of 94.3% of the capital stock of Grupo SyR, S.A. de C.V. (GSyR) and of the rights or credit derived from the bank liabilities charged to the subsidiary of GSyR, named Salinas and Rocha, S.A. de C.V. (SyR), according to the Call published on January fifteen of this year in the newspapers "El Financiero" and "El Economista".

The activities of the enterprises pertaining to GSyR can be classified in three items. The first one will correspond to the stores that sale merchandise to the public, activity that may correspond to SyR. The second, to the enterprises dedicated to the fabrication and the manufacture of mattresses, furniture and chairs. The third, referred to enterprises that offer services different from sales, and that are support services (service of storage, import, real assets consultory and others) of the principal activity of GSYR.

Considering the participation of the promoting enterprise, it is concluded, that this enterprise operates in the market of sales of merchandise, such as electro-domestic product, furniture and clothes.

The facilities of the SyR chain are considered as department stores according to the National Association of Department Stores (ANTAD) and are defined as follows:

"direct system of sale to consumers, that exhibits products that are classified by areas or departments, principally clothes, miscelaneous, major and minor fixtures, offer attention and service to the consumers, counts with for at least a point of sale by department or area."

However, the stores defined like departments by ANTAD, are of different dimensions and are oriented to different consumers. In particular, the stores of SyR are of two types regarding their dimensions: the first named traditional units, that in average have a surface of 941 square meters by unit, and the second named as department stores that have as average a surface of 6,461 square meters by unit.

Depending on the type of product to commercialize, some self-service stores or specialized establishments that can substitute the services of sales offered by SyR. Some segments of products (electro-domestic, audio and video, blank line and some products named Soft Line) can be offered by self-service stores. In addition, there are different specialized stores in each one of the items that can be also substitutes of SyR stores.

Considering that the relevant service is related with the sale of merchandise, the influence of the same broadens the area that is nearby the department stores. In general, the geographical area is defined as the metropolitan zone and nearby areas to the location of the stores.

SYR has 97 units of sale in 29 states in the country, of which 11 are department stores that have a total surface of 71,074 square meters, these are located in the cities of Monterrey (2 facilities), San Agustin, Boca del Rio, Leon (2), Acapulco, Guadalajara, Zapopan, Mazatlan and in Perinorte, State of Mexico. The remnant stores (86 facilities) are traditional units located in 29 states of the country, and have a total area of 80,898 square meters.

Regarding the acquisition by the solicitor of the enterprises that manufacture furniture and mattresses, this will not generate effects in the competency of the corresponding markets, since the participating enterprise do not have an activity associated to such products. In addition, there exist many enterprises in the manufacturing of furniture and others in the manufacture of mattresses, without considering the imports of these products.

About the enterprises related to services (consultant, leases, among others), these are related with activities offered by SyR stores, that is why they will not affect the market of services.

The more notorious effects of the transaction, in the event that Grupo Elektra, S.A. de C.V. (Grupo Elektra) acquires the assets in a bid, are reflected through the stores Elektra and Hecali, businesses that sale products of the same items that are offered in SyR stores. Elektra stores offer audio, video, furniture, fixtures and clothes which are also sold in the traditional SyR stores; Hecali commercialize clothes, and also the department stores of SyR. However, Elektra and Hecali stores cover in a good measure, segments of low income population which differs from the medium, high and low segments covered by SyR.

Considering the existence of similar facilities to those used by SyR in the relevant market, in addition to the self-service stores, specialized stores and a number of local stores, the effects of the transaction do not cause damages to the market. Moreover, there are no entrance barriers in any of the markets and segments affected by the operation, nor in any sale mechanisms employed by the parties.

If Grupo Elektra becomes the winner it shall re-enforce its presence in the cities where it has already facilities and in addition, it may extend to those cities in which it has no presence. The inexistence of entrance barriers, the ample number of suppliers in the market, the existence of other agents (department stores, self-service stores and local stores) will permit to preserve the competitive conditions, even after the transaction.

RESOLUTION.- In virtue of the foregoing, it is not objected or conditioned the participation of Grupo Elektra, S.A. de C.V. in the process of sale, in the terms that were stated in their writ. In this way was resolved in the Pleno of this Commission by unanimous voting in the session held on March four, nineteen ninety nine before the subscribed person that gives faith, according to articles 1, 2, 3, 8, 12, 13, 23, 24, Fractions III and IX, 25 and 29 of the Federal Law of Economic Competency; 1, 9, 12 and 51 of the Regulation of the Federal Law of Economic Competency; as well as in articles 1, 3, 8, Fraction I, 13 and 14, fractions I and XII of the Internal Regulation of the Federal Commission of Competency.

This resolution is granted without prejudicing over the authorizations that as the case may be, must be obtained by the solicitor of other entities or government organisms.

Likewise, we notice you that in the event you result the winner in this bid, you must credit the assignment before this Commission in no later than 30 business days term counted as of the execution of the corresponding agreements.

The subscribed is authorized to issue this official letter based in articles 29 of the Federal Law of Economic Competency, 8, Fraction III and 23, fractions I, IV and XVII of the Internal Regulation of the Federal Commission of Competency.

I reiterate to you my consideration.

                                    The Executive Secretary

                                    Luis A. Prado Robles




With copies for:

-  Fernando Sanchez Ugarte.  President. For his knowledge.
- Rebeca Escobar Briones. General Director of Processes of Privatization and of
-  Biddings. To follow this operation.

                                                                   June 21, 2000


    The undersigned does hereby represent and certify that the above Purchase Agreement is a fair and accurate representation of the original El Contrato de Compraventa.



                                                   Grupo Elektra, S.A. de C.V.


                                                   By: /s/ Ricardo Martinez Cruz
                                                       -------------------------